UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23157

BROOKFIELD REAL ASSETS INCOME FUND INC.

(Exact name of registrant as specified in charter)

BROOKFIELD PLACE

250 VESEY STREET, 15th Floor

NEW YORK, NEW YORK 10281-1023

(Address of principal executive offices) (Zip code)

BRIAN F. HURLEY, PRESIDENT

BROOKFIELD REAL ASSETS INCOME FUND INC.

BROOKFIELD PLACE

250 VESEY STREET, 15th Floor

NEW YORK, NEW YORK 10281-1023

(Name and address of agent for service)

Registrant’s telephone number, including area code: (855) 777-8001

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

Item 1. Reports to Shareholders.

Brookfield
20 20
ANNUAL REPORT
DECEMBER 31, 2020

Brookfield Real Assets
Income Fund Inc.
* Please see inside front cover of the report for important information regarding future delivery of shareholder reports.

IN PROFILE
Brookfield Public Securities Group LLC (the “Firm”) is an SEC-registered investment adviser and represents the Public Securities platform of Brookfield Asset Management. The Firm provides global listed real assets strategies including real estate equities, infrastructure and energy infrastructure equities, multi-real-asset-class strategies and real asset debt. With over $17 billion of assets under management as of December 31, 2020, the Firm manages separate accounts, registered funds and opportunistic strategies for institutional and individual clients, including financial institutions, public and private pension plans, insurance companies, endowments and foundations, sovereign wealth funds and high net worth investors. The Firm is a wholly owned subsidiary of Brookfield Asset Management, a leading global alternative asset manager with over $600 billion of assets under management as of December 31, 2020. For more information, go to https://publicsecurities.brookfield.com/en.
Brookfield Real Assets Income Fund Inc. (the “Fund”) is managed by Brookfield Public Securities Group LLC. The Fund uses its website as a channel of distribution of material company information. Financial and other material information regarding the Fund is routinely posted on and accessible at https://publicsecurities.brookfield.com/en.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (https://publicsecurities.brookfield.com/en), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker, investment adviser, bank or trust company) or, if you are a direct investor, by calling the Fund (toll-free) at 1-855-777-8001 or by sending an e-mail request to the Fund at publicsecurities.enquiries@brookfield.com.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you may call 1-855-777-8001 or send an email request to publicsecurities.enquiries@brookfield.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the fund complex if you invest directly with a Fund.

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

[THIS PAGE IS INTENTIONALLY LEFT BLANK]

Letter to Shareholders

Dear Shareholders,
We hope this letter finds you and your loved ones healthy and safe during these challenging times. Attached please find the Annual Report for Brookfield Real Assets Income Fund Inc. (the “Fund”) for the year ended December 31, 2020.
The longest-running equity bull market quickly came to a close in the first quarter of 2020 as the COVID-19 pandemic unleashed an extraordinary amount of economic and market uncertainty across the globe. In response to the health crisis, governments announced drastic fiscal and monetary policy measures to help mitigate the economic downturn.
From when they bottomed in late March, equity markets grounded higher throughout the year on easing of lockdowns, early signs of an economic recovery and accommodative central bank policies. Stocks received a meaningful boost in early November when data out of late-stage clinical trials showed several vaccines were able to prevent symptomatic COVID-19 effectively and safely. A number of vaccines were approved for use shortly thereafter, and the very first vaccinations were administered in December. By the end of the year, a number of major equity indexes closed at all-time highs.
Certain real asset sectors were hit particularly hard due to economic shutdowns and social distancing requirements. As a result, returns among listed real assets lagged those of broader markets. However, there was a dispersion of returns among real asset types, with a select few benefitting from the unprecedented period, while others were hindered by short-term disruptions.
On the positive side, asset types supporting the digital and e-commerce economies benefitted from the pandemic. Communications and data infrastructure stocks rallied on increased demand related to remote work and schooling. Industrial real estate also benefitted as stay-at-home restrictions resulted in a significant increase in e-commerce. Renewables and sustainable infrastructure—a key theme within global infrastructure—enjoyed a banner year in 2020. Robust underlying fundamentals, global policy initiatives and the increasing importance of environmental, social and governance (ESG) and sustainable investing considerations were key drivers of positive performance.
Conversely, within the infrastructure sector, transports suffered as global movement ground to a halt. Within energy infrastructure, the dual supply and demand shocks stemming from the health crisis and OPEC+1 activity in March were too much to overcome, despite a rebound later in the year. Within real estate, laggards included property types whose cash flows are most sensitive to social distancing requirements, (notably, retail, hotels and office assets).
Despite a challenging 2020 for listed real assets, our outlook is bright. Certain binary events have been decided (namely the U.S. election and the emergence of a vaccine). We believe a full reopening of the global economy—and a subsequent economic rebound—is on the horizon; and that real assets are poised to benefit as the recovery gets underway.
In addition to performance information, this report provides the Fund’s audited financial statements as of December 31, 2020.
2020 Annual Report1

Letter to Shareholders (continued)

We welcome your questions and comments, and encourage you to contact our Investor Relations team at 1-855-777-8001 or visit us at https://publicsecurities.brookfield.com/en for more information on this report or our recent webinar. Thank you for your support.
Sincerely,
Brian F. Hurley
President
Brookfield Real Assets Income Fund Inc.
David W. Levi, CFA
Chief Executive Officer
Brookfield Public Securities Group LLC

1 OPEC+ is a group of 24 oil-producing nations, made up of the 14 members of the Organization of Petroleum Exporting Countries (OPEC), and 10 other non-OPEC members, including Russia.
Past performance is no guarantee of future results.
Investing involves risk. Principal loss is possible. Real assets includes real estate securities, infrastructure securities and natural resources securities. Property values may fall due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments. Infrastructure companies may be subject to a variety of factors that may adversely affect their business, including high interest costs, high leverage, regulation costs, economic slowdown, surplus capacity, increased competition, lack of fuel availability and energy conservation policies. Natural Resources Securities may be affected by numerous factors, including events occurring in nature, inflationary pressures and international politics.
These views represent the opinions of Brookfield Public Securities Group LLC and are not intended to predict or depict the performance of any investment. These views are primarily as of the close of business on December 31, 2020 and subject to change based on subsequent developments.
Quasar Distributors, LLC, provides filing administration for the Brookfield Real Assets Income Fund Inc.
2Brookfield Public Securities Group LLC

Brookfield Real Assets Income Fund Inc.

Management Discussion of Fund Performance
For the year ended December 31, 2020 , Brookfield Real Assets Income Fund Inc. (NYSE: RA) had a total return based on net asset value (NAV) of -2.51% and a total return based on market price of -4.16% (total returns assume the reinvestment of dividends and are exclusive of brokerage commissions). Based on the NYSE closing price of $17.83 on December 31, 2020, the Fund’s shares had a distribution rate of 13.39% for the year.1
In the next section, we provide further detail on the performance of each asset class, along with our outlook for investing in real asset-related securities.
CORPORATE CREDIT
The Fund’s allocation to real asset corporate credit returned 8.93% during the year.
Within credit markets, U.S. high-yield fixed income gained approximately 6% during the year.2 Higher-rated cohorts outperformed lower-rated counterparts in 2020. Likewise, defensive sectors had strong performance during the year, with infrastructure investment-grade debt up 11.12%. Conversely, natural resources high yield was down 2.29%.
Both high-yield and investment-grade ("IG") spreads finished the year below historical averages, and yields ended 2020 at record lows. Meanwhile, the 2020 default total by par value (inclusive of distressed exchanges) was the second highest on record, trailing only 2009. Default activity (measured by amount affected) was most prevalent in the energy, telecommunications and retail sectors.
There are a number of tailwinds and headwinds facing credit in the new year. The tailwinds include extremely accommodative fiscal and monetary policy and a reopening of the economy. The headwinds include higher rates on the back of stimulus spending and subsequent inflation expectations, spreads and yields starting the year already compressed, elevated default rates, and vaccine rollout uncertainty. Given these conflicting factors we view the “sweet spot” this year to be in BB credits, lower duration risk than IG and higher risk-adjusted returns than lower credit quality in the event defaults remain elevated.
SECURITIZED CREDIT
The Fund’s allocation to securitized credit delivered a return of 3.83% in 2020.
The securitized credit allocation remains predominately floating rate, non-agency residential mortgage backed securities that were issued before the financial crisis.
The mortgage default and forbearance picture continues to be uncertain given inconsistencies in reporting as well as forbearance programs and foreclosure moratoriums that could be extended. Roughly a quarter of active forbearance programs are scheduled to end in March, representing the first big test on how those programs are treated come expiry.
The housing market came into 2020 on sound footing, and demand has accelerated dramatically since then across all price points. While several risks remain, especially if unemployment remains elevated, there are many strong indicators in the housing market today. Inventory and mortgage rates are at historic lows, buyers are prioritizing their home as a result of the pandemic, and we are seeing demand from young families leaving urban cores for the suburbs. This has translated into stronger than expected home price appreciation in recent months, as measured by the S&P CoreLogic Case-Shiller U.S. National Home Price NSA Index.3
The Fund’s exposure within this asset class is predominantly collateral issued prior to the 2008-2009 financial crisis. These are borrowers who have been in their homes for 12 or more years and have gone through the financial crisis. We believe these yield profiles should be more stable amid changes in underlying collateral performance.
2020 Annual Report3

Brookfield Real Assets Income Fund Inc.

GLOBAL REAL ESTATE EQUITIES
The Fund’s allocation to global real estate equities returned -9.85% in 2020.
Data centers, industrial and self-storage stocks posted the strongest gains by property type. Data centers and industrial benefited from near-term tailwinds directly related to the pandemic and social distancing requirements, while self storage was boosted by its perceived defensive nature during downturns. Laggards in 2020 were sectors whose cash flows are most sensitive to social distancing requirements, namely retail, hotels and office stocks. In the fourth quarter, however, the Index rallied meaningfully following the positive news related to vaccine developments. Hotels, retail and office stocks posted strong gains on investor optimism that life will begin to return to normal in 2021.
Although near-term uncertainty remains, we are optimistic on the prospects of normalcy returning and economic activity accelerating as vaccinations are deployed around the world. Fundamentals in many densely populated markets are likely to remain soft in the near term, but we think such weakness has the potential to create long-term investment opportunities. Sunbelt markets in the U.S. remain favorable, but we always monitor valuations and fundamentals closely when sentiment and momentum move sharply higher in markets.
The real estate attributes that have been the most out of favor since the pandemic began, including high population density and footfall, are the ones that we believe may create the most value over the long term. Investing in companies whose portfolios maintain these attributes at current valuations may result in positive returns as economies begin to reopen, in our view.
Particularly attractive, in our view, are valuations among hotels, office, apartment and select retail stocks. These sectors trade at wider discounts to NAVs compared with their long-term averages. We currently maintain a preference for those securities that are undervalued relative to where we believe NAVs will be revised as life returns to normal.
INFRASTRUCTURE EQUITIES
The Fund’s allocation to infrastructure equities returned -3.82% in 2020.
It was a volatile 2020 for infrastructure equities. The first part of the year was dominated by the COVID-19 pandemic. Transports and energy infrastructure were directly and adversely impacted by global shutdowns. Meanwhile communications was a rare beneficiary of global containment measures and was a standout performer across equities during this time of market turmoil. Infrastructure, on the whole, rebounded during the second half of the year, although it underperformed broader markets. For the year, the FTSE Global Core Infrastructure 50/50 Index4 and Dow Jones Brookfield Global Infrastructure Composite Index5 returned -3.34% and -9.51%, respectively. The performance dispersion sheds a light on the significant differentiations in sector weightings for both indexes.
The communications sector posted the strongest gains within the infrastructure universe. Data needs increased as a result of COVD-19, given remote working, online learning and streaming activities. Sentiment related to the rollout of 5G and historically low interest rates were also likely drivers of strong performance during the first half. Sector performance paused during the second half of the year. Although fundamentals remained favorable, the rise in rates likely weighed on the sector given its long-duration cash flow profile.
Within utilities, companies exposed to low-cost renewables generation were among the strongest performers during the year. Global policy initiatives, the increasing importance of ESG and sustainable investing, and robust underlying fundamentals were key drivers of outperformance. Water utilities also strongly performed.
Transports and energy infrastructure equity performance followed a similar pattern, with severe losses in the first half followed by strong gains later in the year. As the pandemic hit, sector performance was harshly impacted by global lockdowns. Traffic across airports, toll roads and ports virtually grounded to a halt, resulting in an unprecedented drop in global crude oil and refined products demand. Energy infrastructure performance was
4Brookfield Public Securities Group LLC

Brookfield Real Assets Income Fund Inc.

further exacerbated by the fallout from the OPEC/Russia negotiations. A new OPEC+ agreement was subsequently reached, alleviating some pressure, but the demand destruction from COVID-19 weighed on fundamentals. As lockdowns were lifted, we began to see recoveries in both traffic levels and crude oil/refined products demand. Both sectors rallied significantly during the fourth quarter as promising vaccine data were released, but the rallies were not enough to reverse the losses from earlier in the year.
There are two prominent items on our watch list for 2021: vaccine rollouts and the legislative priorities of the U.S. Democratic-controlled government.
1. Vaccine Rollouts: The speed and effectiveness of vaccine rollouts will have direct impacts on both transports and energy infrastructure; to the extent there is a return to normalcy, we could see both sectors perform well. We will be closely monitoring vaccine-related progress, new case data and government responses to the ongoing pandemic.
2. A U.S. Democratic-Controlled Government: We will be closely monitoring the legislative agenda of the Democratic-controlled Congress and White House. We expect federal policy around clean energy to be a priority, which may further benefit the utility industry as it undergoes its renewables buildout.
Utility fundamentals are strong given the industry’s commitment to ESG and renewable investment—a theme we have been prominently focused on for years. There are several value-oriented opportunities we are also focused on. Further, we are looking to see if there will be a market rotation into value-oriented sectors as we believe this may be a tailwind for performance.
We are seeing a recovery in toll road and airport traffic levels. We believe the timing of a full recovery is likely tied to the speed of vaccine rollouts, a key area of focus for us, as we mention above. We favor European transport companies over those in Asia/Pacific region given we feel there is better value to be had in Europe at this time.
Within communications, operationally nothing significant has changed; we believe fundamentals are strong, the 5G rollout is underway and data use is growing. We favor U.S. towers due to their strong counterparties and business models, which provide for a stable and growing cash flow base. The long-duration cash flow profile of the industry may contribute to some underperformance to the extent interest rates significantly rise.
We are constructive on the current macroeconomic environment for energy infrastructure. We expect crude oil demand will improve and return to more normalized levels, and OPEC+ has signaled that it will support prices for the foreseeable future. We believe there is potential for demand improvement as vaccines are rolled out and the subsequent reopening gets underway. We also see value in natural gas and natural gas liquid assets, both of which we expect will remain valuable as the world transitions toward a lower-carbon economy.

1Distribution rate is calculated by dividing the last distribution per share (annualized) by the market price. Distributions are subject to recharacterization for tax purposes after the end of the fiscal year. Total returns do not reflect the deduction of management fees and other fund expenses. If management fees and other expenses had been included, returns would be reduced. This calculation does not include any non-income items such as loan proceeds or borrowings. The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. Year-to-date through December 31, 2020, 71.54% of the Fund’s distributions are a return of capital.
2 As measured by the ICE BofA US High Yield Index. The ICE BofA US High Yield Index is an unmanaged, commonly accepted measure of the performance of global high yield corporate securities.
3 S&P CoreLogic Case-Shiller U.S. National Home Price NSA Index is a composite of single-family home price indices for the nine U.S. Census divisions and is calculated monthly.
4 The FTSE Global Core Infrastructure 50/50 Index gives participants an industry-defined interpretation of infrastructure and adjusts the exposure to certain infrastructure sub-sectors. The constituent weights are adjusted as part of the semi-annual review according to three broad industry sectors - 50% Utilities, 30% Transportation including capping of 7.5% for railroads/railways and a 20% mix of other sectors including pipelines, satellites and telecommunication towers. Company weights within each group are adjusted in proportion to their investable market capitalization.
5 The Dow Jones Brookfield Global Infrastructure Composite Index is calculated and maintained by S&P Dow Jones Indexes and comprises infrastructure companies with at least 70% of their annual cash flows derived from owning and operating infrastructure assets, including MLPs. Brookfield has no direct role in the day-to-day management of any Brookfield co-branded indexes.
Indices are not managed and an investor cannot invest directly in an index.
2020 Annual Report5

Brookfield Real Assets Income Fund Inc.

Forward-Looking Information
This management discussion contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements that are based on various assumptions (some of which are beyond our control) may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” “should,” “intend,” or similar terms or variations on those terms or the negative of those terms. Although we believe that the expectations contained in any forward-looking statement are based on reasonable assumptions, we can give no assurance that our expectations will be attained. We do not undertake, and specifically disclaim any obligation, to publicly release any update or supplement to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.
Disclosure
The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Fund currently holds these securities. Please refer to the Schedule of Investments contained in this report for a full listing of fund holdings.
Spreads refers to the option-adjusted spread, which measures the differences in yields for fixed income securities after adjusting for embedded options.
Credit ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as Standard Poor's, Moody's and Fitch. These firms evaluate a bond issuer's financial strength or its ability to pay a bond's principal and interest in a timely fashion. Ratings are expressed as letters ranging from 'AAA' which is the highest grade, to 'D' which is the lowest grade.
Par value is the dollar amount due to bondholders at the maturity date of a bond.
The distribution rate is subject to change and is not an indication of Fund performance. Distributions include all distribution payments regardless of source and may include net income, capital gains, and/or return of capital (ROC). ROC should not be confused with yield or income. The Fund's Section 19a-1 Notice, if applicable, contains additional distribution composition information and may be obtained by visiting https://publicsecurities.brookfield.com/. Final determination of a distribution's tax character will be made on Form 1099-DIV and sent to shareholders. A ROC is not taxable and results in a reduction in the tax basis of a shareholder's investment. The Fund invests in master limited partnerships ("MLPs"), which are generally treated as partnerships for federal income tax purposes. Distributions from MLPs are estimated as income and return of capital based on information reported by the MLPs and management's estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the MLPs and the actual amounts may differ from the estimated amounts. In setting the Fund's distribution policy, the Adviser and the Fund's Board of Directors consider a number of factors, including both expected income and distributions received by the Fund and our expectations regarding potential capital appreciation. From time to time the Fund may be over- or under- distributed when taking into account actual income, distributions and net unrealized gains or losses since actual capital appreciation is variable over time. However, the goal is to have a distribution rate that is stable over the long term.
The Fund may utilize leverage to seek to enhance the yield and net asset value of its common stock, as described in the Fund’s prospectus. These objectives will not necessarily be achieved in all interest rate environments. The leverage strategy of the Fund assumes a positive slope to the yield curve (short-term interest rates lower than long-term rates). Otherwise, the benefits of leverage will be reduced or eliminated completely. The use of leverage involves risk, including the potential for higher volatility and greater declines of the Fund’s net asset value, fluctuations of dividends and other distributions paid by the Fund and the market price of the Fund’s common stock, among others.
This report may contain information obtained from third parties, including ratings from credit ratings agencies such
6Brookfield Public Securities Group LLC

Brookfield Real Assets Income Fund Inc.

as Standard & Poor’s. Reproduction and distribution of third party content in any form is prohibited except with the prior written permission of the related third party. Third party content providers do not guarantee the accuracy, completeness, timeliness or availability of any information, including ratings, and are not responsible for any errors or omissions (negligent or otherwise), regardless of the case, of the results obtained from the use of such content.
THIRD PARTY CONTENT PROVIDERS GIVE NO EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. THIRD PARTY CONTENT PROVIDERS SHALL NOT BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, EXEMPLARY, COMPENSATORY, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES, COSTS, EXPENSES, LEGAL FEES, OR LOSSES (INCLUDING LOST INCOME OR PROFITS AND OPPORTUNITY COSTS OR LOSSES CAUSED BY NEGLIGENCE) IN CONNECTION WITH ANY USE OF THEIR CONTENT, INCLUDING RATINGS. Credit ratings are statements of opinions and are not statements of fact or recommendations to purchase, hold or sell securities. They do not address the suitability of securities or the suitability of securities for investment purposes, and should not be relied on as investment advice.
Performance data quoted represents past performance results and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.
Fixed income investing entails credit and interest rate risks. Interest rate risk is the risk that rising interest rates or an expectation of rising interest rates in the near future will cause the values of the Fund’s investments to decline. Risks associated with rising interest rates are heightened given that rates in the U.S. are at or near historic lows. When interest rates rise, bond prices generally fall, and the value of the portfolio can fall. Below-investment-grade (“high yield” or "junk") bonds are more at risk of default and are subject to liquidity risk. Mortgage-backed securities are subject to prepayment risk. Foreign investments may be volatile and involve additional expenses and special risks, including currency fluctuations, foreign taxes, regulatory and geopolitical risks. Emerging and developing market investments may be especially volatile. Derivative instruments entail higher volatility and risk of loss compared to traditional stock or bond investments.
These views represent the opinions of Brookfield Public Securities Group LLC and are not intended to predict or depict the performance of any investment. These views are as of the close of business on December 31, 2020 and subject to change based on subsequent developments.
2020 Annual Report7

Brookfield Real Assets Income Fund Inc.
Portfolio Characteristics (Unaudited)
December 31, 2020

PORTFOLIO STATISTICS
Annualized distribution rate[1]	13.39%
Weighted average coupon	4.38%
Weighted average life	5.73 years
Percentage of leveraged assets	26.50%
Total number of holdings	343

ASSET BY COUPON TYPE DISTRIBUTION[2]
Corporate Credit
— Real Estate	11.8%
— Infrastructure	21.7%
— Natural Resources	7.3%
Total Corporate Credit	40.8%
Securitized Credit
— Residential Mortgage-Backed Securities	19.8%
— Commercial Mortgage-Backed Securities	2.8%
— Other	2.7%
Total Securitized Credit	25.3%
Real Asset Equities
— Real Estate	11.2%
— Infrastructure	21.1%
Total Real Asset Equities	32.3%
Term Loans	1.4%
Short-Term Investment	0.2%
Total	100.0%

FIXED INCOME ASSETS BY CREDIT RATING[3]
BBB and Above	17.4%
BB	40.3%
B	10.0%
CCC and Below	11.8%
Unrated	20.5%
Total	100.0%

1 The distribution rate referenced above is calculated as the annualized amount of the most recent monthly distribution declared divided by the December 31, 2020 stock price. This calculation does not include any non-income items such as loan proceeds or borrowings. The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. For the year ended December 31, 2020, 71.54% of the Fund's distributions are a return of capital.
2 Percentages are based on total market value of investments.
3 Percentages are based on total market value of fixed income securities.
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Brookfield Real Assets Income Fund Inc.
Schedule of Investments
December 31, 2020

	Principal Amount (000s)	Value
U.S. GOVERNMENT & AGENCY OBLIGATIONS – 0.3%
U.S. Government Agency Collateralized Mortgage Obligations – 0.0%
Federal National Mortgage Association
Series 1997-79, Class PL, 6.85%, 12/18/27	$ 60	$ 68,880
Total U.S. Government Agency Collateralized Mortgage Obligations		68,880
U.S. Government Agency Pass-Through Certificates – 0.3%
Federal Home Loan Mortgage Corporation
Pool C69047, 7.00%, 06/01/32	151	174,848
Pool C56878, 8.00%, 08/01/31	39	39,455
Pool C58516, 8.00%, 09/01/31	31	31,668
Pool C59641, 8.00%, 10/01/31	59	61,478
Pool C55166, 8.50%, 07/01/31	80	83,663
Pool C55167, 8.50%, 07/01/31	47	47,919
Pool C55169, 8.50%, 07/01/31	48	49,577
Pool G01466, 9.50%, 12/01/22	0	239
Federal National Mortgage Association
Pool 761836, 6.00%, 06/01/33	178	199,773
Pool 948362, 6.50%, 08/01/37	20	22,410
Pool 645912, 7.00%, 06/01/32	161	185,015
Pool 645913, 7.00%, 06/01/32	223	258,474
Pool 650131, 7.00%, 07/01/32	180	208,584
Pool 827853, 7.50%, 10/01/29	17	17,225
Pool 545990, 7.50%, 04/01/31	205	232,848
Pool 255053, 7.50%, 12/01/33	47	53,902
Pool 735576, 7.50%, 11/01/34	190	223,450
Pool 896391, 7.50%, 06/01/36	79	82,723
Pool 735800, 8.00%, 01/01/35	169	199,038
Pool 636449, 8.50%, 04/01/32	193	221,277
Pool 458132, 8.79%, 03/01/31	32	32,538
Pool 545436, 9.00%, 10/01/31	136	162,912
Total U.S. Government Agency Pass-Through Certificates		2,589,016
Total U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost $2,391,611)		2,657,896
SECURITIZED CREDIT – 33.8%
Commercial Mortgage-Backed Securities – 3.8%
Class B Notes
Moreland Avenue, 9.23%, 11/01/22 (Acquired 11/16/15, Cost $215,288) (f),(p)	215	217,339
Marshalls, 9.50%, 11/01/22 (Acquired 10/28/15, Cost $359,816) (f),(p)	360	362,773
North River, 9.50%, 11/01/22 (Acquired 10/28/15, Cost $174,830) (f),(p)	175	176,238
Town and Country, 9.50%, 11/01/22 (Acquired 10/28/15, Cost $477,203) (f),(p)	477	487,036
St. Louis Holiday Inn, 10.08%, 12/31/21 (Acquired 06/25/15, Cost $1,773,731) (f),(p)	1,774	1,716,465
Hilton USA Trust
Series 2016-HHV, Class E, 4.19%, 11/05/38 (e),(v)	20,000	19,605,752
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2008-C2, Class AM, 6.79%, 02/12/51 (v)	6,503	4,220,967
Morgan Stanley Capital I Trust
Series 2007-T25, Class AJ, 5.57%, 11/12/49 (v)	5,744	4,347,718

See Notes to Financial Statements.
2020 Annual Report9

Brookfield Real Assets Income Fund Inc.
Schedule of Investments (continued)
December 31, 2020

	Principal Amount (000s)	Value
SECURITIZED CREDIT (continued)
Series 2007-T27, Class AJ, 6.01%, 06/11/42 (v)	$ 2,142	$ 2,144,641
Total Commercial Mortgage-Backed Securities		33,278,929
Interest-Only Securities – 0.4%
Government National Mortgage Association
Series 2010-132, Class IO, 0.41%, 11/16/52 (v)	976	40,888
JP Morgan Mortgage Trust
Series 2015-4, Class 2X1, 0.28%, 06/25/45 (e),(v)	63,130	519,747
Series 2014-5, Class AX4, 0.44%, 10/25/29 (e),(v)	5,841	34,031
Vendee Mortgage Trust
Series 1997-2, Class IO, 0.00%, 06/15/27 (v)	3,858	4
Voyager CNTYW Delaware Trust
Series 2009-1, Class 3QB1, 26.42%, 03/16/30 (e),(v)	2,660	2,474,140
Total Interest-Only Securities		3,068,810
Other – 3.0%
GMACM Home Equity Loan Trust
Series 2005-HE3, Class A2, 0.65% (1 Month LIBOR USD + 0.50%), 02/25/36 (s),(v)	1,084	1,054,355
Series 2005-HE3, Class A1VN, 0.65% (1 Month LIBOR USD + 0.50%), 02/25/36 (s),(v)	971	944,204
Series 2007-HE2, Class A2, 6.05%, 12/25/37 (v)	794	824,565
Series 2007-HE2, Class A3, 6.19%, 12/25/37 (v)	1,530	1,593,163
Irwin Home Equity Loan Trust
Series 2006-1, Class 2A3, 6.27%, 09/25/35 (e),(s),(v)	1,103	1,145,414
Lehman ABS Manufactured Housing Contract Trust
Series 2001-B, Class M1, 6.63%, 04/15/40 (v)	7,162	7,627,842
Mid-State Capital Corporation Trust
Series 2004-1, Class M1, 6.50%, 08/15/37	1,680	1,750,912
Series 2004-1, Class M2, 8.11%, 08/15/37	1,385	1,522,598
Series 2004-1, Class B, 8.90%, 08/15/37	420	463,606
Mid-State Trust X
Series 10, Class B, 7.54%, 02/15/36	2,694	2,928,125
Oakwood Mortgage Investors, Inc.
Series 2001-E, Class A4, 6.81%, 12/15/31	4,180	4,393,437
Series 2001-D, Class A4, 6.93%, 09/15/31 (v)	630	507,943
Tricon American Homes
Series 2020-SFR1, Class F, 4.88%, 07/17/38 (e)	1,539	1,648,541
Total Other		26,404,705
Residential Mortgage-Backed Securities – 26.6%
Alternative Loan Trust
Series 2007-OA3, Class 1A1, 0.29% (1 Month LIBOR USD + 0.14%), 04/25/47 (s),(v)	9,310	8,468,038
Series 2007-HY6, Class A1, 0.36% (1 Month LIBOR USD + 0.21%), 08/25/47 (s),(v)	2,982	2,716,947
Series 2007-2CB, Class 2A11, 0.55% (1 Month LIBOR USD + 0.40%), 03/25/37 (v)	3,205	1,430,958
Series 2005-10CB, Class 1A1, 0.65% (1 Month LIBOR USD + 0.50%), 05/25/35 (v)	1,977	1,543,595
Series 2007-16CB, Class 4A5, 0.65% (1 Month LIBOR USD + 0.50%), 08/25/37 (v)	5,528	4,046,703
Series 2005-59, Class 1A1, 0.80% (1 Month LIBOR USD + 0.66%), 11/20/35 (s),(v)	5,080	4,687,336
Series 2006-19CB, Class A9, 0.85% (1 Month LIBOR USD + 0.70%), 08/25/36 (v)	2,479	1,325,681
Series 2005-84, Class 2A1, 3.44%, 02/25/36 (v)	16,792	15,800,089
Series 2007-12T1, Class A22, 5.75%, 06/25/37	2,089	1,462,895
Series 2007-15CB, Class A5, 5.75%, 07/25/37	1,071	883,563

See Notes to Financial Statements.
10Brookfield Public Securities Group LLC

Brookfield Real Assets Income Fund Inc.
Schedule of Investments (continued)
December 31, 2020

	Principal Amount (000s)	Value
SECURITIZED CREDIT (continued)
Series 2007-15CB, Class A2, 5.75%, 07/25/37	$ 1,163	$ 959,004
Series 2006-29T1, Class 2A5, 6.00%, 10/25/36 (s),(v)	1,511	1,221,443
Series 2006-41CB, Class 1A7, 6.00%, 01/25/37	1,342	1,071,287
Series 2006-45T1, Class 2A5, 6.00%, 02/25/37	2,424	1,777,899
Series 2006-29T1, Class 2A6, 6.50%, 10/25/36	2,371	2,000,435
Series 2006-23CB, Class 2A7, 27.81% (1 Month LIBOR USD + 28.40%), 08/25/36 (i),(v)	1,350	1,991,545
Series 2006-29T1, Class 3A3, 76.90% (1 Month LIBOR USD + 78.40%), 10/25/36 (i),(v)	670	2,341,151
BCAP LLC Trust
Series 2010-RR5, Class 5A10, 0.81% (1 Month LIBOR USD + 0.33%), 11/26/35 (e),(v)	4,029	3,767,254
Series 2012-RR4, Class 5A6, 3.53%, 05/26/36 (e),(v)	7,270	6,817,866
Bellemeade Re Ltd.
Series 2018-3A, Class M2, 2.90% (1 Month LIBOR USD + 2.75%), 10/25/28 (e),(u),(v)	1,202	1,200,077
Series 2018-1A, Class M2, 3.05% (1 Month LIBOR USD + 2.90%), 04/25/28 (e),(u),(v)	5,948	5,951,601
Chase Mortgage Finance Trust
Series 2005-A2, Class 3A2, 3.18%, 01/25/36 (v)	1,301	1,169,331
Series 2007-A1, Class 11M1, 3.65%, 03/25/37 (v)	3,030	2,983,755
CHL Mortgage Pass-Through Trust
Series 2006-20, Class 1A18, 0.80% (1 Month LIBOR USD + 0.65%), 02/25/37 (v)	4,784	2,106,393
Series 2007-5, Class A29, 5.50%, 05/25/37	226	169,802
Series 2004-21, Class A10, 6.00%, 11/25/34	73	76,139
Series 2007-18, Class 1A1, 6.00%, 11/25/37	328	260,046
Citicorp Mortgage Securities Trust
Series 2006-5, Class 1A11, 1.05% (1 Month LIBOR USD + 0.90%), 10/25/36 (v)	565	473,406
Citigroup Mortgage Loan Trust
Series 2007-AR5, Class 1A2A, 3.55%, 04/25/37 (v)	819	780,892
Series 2009-6, Class 19A2, 6.00%, 03/25/36 (e),(v)	2,654	2,688,112
Series 2009-8, Class 2A2, 6.10%, 04/25/37 (e),(v)	5,921	4,474,376
Countrywide Asset-Backed Certificates
Series 2006-13, Class 1AF4, 4.22%, 01/25/37 (v)	3,357	3,390,660
Eagle RE Ltd.
Series 2018-1, Class M2, 3.15% (1 Month LIBOR USD + 3.00%), 11/25/28 (e),(u),(s),(v)	3,000	3,010,578
First Horizon Alternative Mortgage Securities Trust
Series 2005-FA8, Class 1A6, 0.80% (1 Month LIBOR USD + 0.65%), 11/25/35 (v)	1,699	786,035
GSAMP Trust
Series 2006-NC2, Class A2C, 0.30% (1 Month LIBOR USD + 0.15%), 06/25/36 (s),(v)	590	413,286
GSR Mortgage Loan Trust
Series 2007-1F, Class 4A1, 0.45% (1 Month LIBOR USD + 0.30%), 01/25/37 (v)	7,012	1,791,093
Home Equity Asset Trust
Series 2006-7, Class 2A3, 0.30% (1 Month LIBOR USD + 0.15%), 01/25/37 (s),(v)	6,371	5,684,401
Home Re Ltd.
Series 2018-1, Class M2, 3.15% (1 Month LIBOR USD + 3.00%), 10/25/28 (e),(u)	1,579	1,584,186
IndyMac INDA Mortgage Loan Trust
Series 2007-AR1, Class 1A1, 3.57%, 03/25/37 (v)	1,056	1,009,388
Series 2007-AR3, Class 1A1, 3.58%, 07/25/37 (v)	2,216	2,030,155
JP Morgan Mortgage Trust
Series 2003-A2, Class B4, 2.36%, 11/25/33 (v)	73	1
Series 2003-A1, Class B4, 2.45%, 10/25/33 (v)	104	97,918
Series 2007-A2, Class 3A2, 3.29%, 04/25/37 (v)	6,926	5,868,264

See Notes to Financial Statements.
2020 Annual Report11

Brookfield Real Assets Income Fund Inc.
Schedule of Investments (continued)
December 31, 2020

	Principal Amount (000s)	Value
SECURITIZED CREDIT (continued)
MASTR Asset Backed Securities Trust
Series 2006-NC3, Class A3, 0.25% (1 Month LIBOR USD + 0.10%), 10/25/36 (s),(v)	$ 3,297	$ 2,139,289
Series 2006-NC3, Class A4, 0.31% (1 Month LIBOR USD + 0.16%), 10/25/36 (s),(v)	5,562	3,657,694
Series 2006-NC2, Class A4, 0.45% (1 Month LIBOR USD + 0.30%), 08/25/36 (s),(v)	8,985	4,803,646
Series 2006-NC2, Class A5, 0.63% (1 Month LIBOR USD + 0.48%), 08/25/36 (s),(v)	444	243,534
Nomura Resecuritization Trust
Series 2014-1R, Class 2A11, 0.41% (1 Month LIBOR USD + 0.13%), 02/26/37 (e),(v)	30,116	25,352,845
Series 2015-11R, Class 4A5, 2.00%, 06/26/37 (e),(v)	2,881	2,199,804
Series 2015-1R, Class 3A7, 2.92%, 03/26/37 (e),(v)	5,641	4,484,647
Series 2014-2R, Class 1A7, 3.07%, 01/26/36 (e),(v)	3,038	3,087,015
Series 2015-1R, Class 4A7, 3.15%, 12/27/37 (e),(v)	2,306	2,192,890
Series 2015-6R, Class 2A4, 6.00%, 01/26/37 (e),(v)	13,597	10,343,366
Oaktown Re Ltd.
Series 2018-1A, Class M2, 3.00% (1 Month LIBOR USD + 2.85%), 07/25/28 (e),(u)	5,156	5,106,639
Series 2020-1A, Class M2, 7.15% (1 Month LIBOR USD + 7.00%), 07/25/30 (e),(u)	2,800	2,884,686
Option One Mortgage Loan Trust
Series 2007-FXD1, Class 3A6, 5.66%, 01/25/37 (s),(v)	373	374,185
PRPM LLC
Series 2020-6, Class A1, 2.36%, 11/25/25 (e),(s)	1,017	1,017,295
Series 2020-3, Class A1, 2.86%, 09/25/25 (e),(s)	3,512	3,540,233
Series 2020-5, Class A1, 3.10%, 10/25/25 (e),(s)	2,114	2,126,827
Series 2019-3A, Class A1, 3.35%, 07/25/24 (e),(s)	2,507	2,511,772
Series 2019-4A, Class A1, 3.35%, 11/25/24 (e),(s)	2,213	2,220,992
Series 2020-2, Class A1, 3.67%, 08/25/25 (e),(s)	1,974	1,993,001
RALI Trust
Series 2007-QO3, Class A1, 0.31% (1 Month LIBOR USD + 0.16%), 03/25/47 (s),(v)	1,764	1,651,798
Series 2006-QO7, Class 2A1, 1.46% (12 Month U.S. Treasury Average + 0.85%), 09/25/46 (v)	7,890	7,386,758
Series 2006-QS14, Class A30, 79.33% (1 Month LIBOR USD + 81.25%), 11/25/36 (i),(v)	74	241,676
Residential Asset Securitization Trust
Series 2005-A13, Class 1A1, 0.85% (1 Month LIBOR USD + 0.70%), 10/25/35 (v)	3,573	2,562,457
RFMSI Trust
Series 2007-S3, Class 1A5, 5.50%, 03/25/37	1,699	1,483,003
Securitized Asset Backed Receivables LLC Trust
Series 2007-NC1, Class A2B, 0.30% (1 Month LIBOR USD + 0.15%), 12/25/36 (s),(v)	4,184	2,853,345
Series 2006-NC3, Class A2B, 0.45% (1 Month LIBOR USD + 0.30%), 09/25/36 (s),(v)	6,218	3,039,795
Thornburg Mortgage Securities Trust
Series 2005-1, Class A2, 3.22%, 04/25/45 (v)	2,888	2,907,651
Washington Mutual Mortgage Pass-Through Certificates Trust
Series 2007-HY5, Class 1A1, 3.26%, 05/25/37 (v)	2,525	2,412,449
Series 2007-HY3, Class 4A1, 3.41%, 03/25/36 (v)	9,220	9,215,544
Series 2007-HY5, Class 3A1, 3.52%, 05/25/37 (v)	1,137	1,096,466
Wells Fargo Mortgage Backed Securities Trust
Series 2006-AR12, Class 2A1, 3.17%, 09/25/36 (v)	1,731	1,668,197
Series 2006-AR5, Class 1A1, 3.94%, 04/25/36 (v)	2,698	2,650,017

See Notes to Financial Statements.
12Brookfield Public Securities Group LLC

Brookfield Real Assets Income Fund Inc.
Schedule of Investments (continued)
December 31, 2020

	Principal Amount (000s)	Value
SECURITIZED CREDIT (continued)
Series 2006-AR1, Class 2A5, 4.05%, 03/25/36 (v)	$ 2,316	$ 2,273,608
Total Residential Mortgage-Backed Securities		234,036,708
Total SECURITIZED CREDIT (Cost $316,020,312)		296,789,152
CORPORATE CREDIT – 54.8%
Automotive – 0.0%
Motors Liquidation Co., 0.00%, 07/15/33 (f)	8,250	825
Basic Industrial – 1.6%
Cascades, Inc., 5.38%, 01/15/28 (e),(c),(u)	4,400	4,676,375
Hexion, Inc., 7.88%, 07/15/27 (e),(r)	2,475	2,648,250
INEOS Group Holdings SA, 5.63%, 08/01/24 (e),(r),(u)	6,450	6,538,687
Total Basic Industrial		13,863,312
Construction & Building Materials – 6.0%
Ashton Woods USA LLC, 6.63%, 01/15/28 (e)	2,920	3,073,300
Beazer Homes USA, Inc., 5.88%, 10/15/27	1,265	1,331,413
Forestar Group, Inc., 5.00%, 03/01/28 (e)	2,415	2,493,487
Lennar Corp., 4.75%, 11/29/27 (c),(r)	6,175	7,297,615
M/I Homes, Inc., 4.95%, 02/01/28 (c)	7,025	7,436,314
Meritage Homes Corp., 5.13%, 06/06/27 (c)	6,500	7,263,750
PulteGroup, Inc., 5.00%, 01/15/27 (c)	6,225	7,345,500
Taylor Morrison Communities, Inc., 5.13%, 08/01/30 (e)	2,850	3,192,000
Taylor Morrison Communities, Inc., 5.88%, 06/15/27 (e),(c)	4,625	5,241,605
Toll Brothers Finance Corp., 4.35%, 02/15/28 (c)	7,375	8,186,250
Total Construction & Building Materials		52,861,234
Diversified – 1.2%
Five Point Operating Company LP, 7.88%, 11/15/25 (e),(c)	4,750	5,028,113
The Howard Hughes Corp., 5.38%, 08/01/28 (e)	4,725	5,081,737
Total Diversified		10,109,850
Energy – 4.9%
Apache Corp., 4.25%, 01/15/30 (r)	1,430	1,501,500
Ascent Resources Utica Holdings LLC, 8.25%, 12/31/28 (e)	387	386,033
Cenovus Energy, Inc., 4.25%, 04/15/27 (u)	750	819,017
Comstock Resources, Inc., 7.50%, 05/15/25 (e)	1,200	1,229,508
Comstock Resources, Inc., 9.75%, 08/15/26	100	107,750
Continental Resources, Inc., 5.75%, 01/15/31 (e)	2,494	2,768,290
Devon Energy Corp., 7.95%, 04/15/32 (c)	1,850	2,593,145
Endeavor Energy Resources LP, 6.63%, 07/15/25 (e)	1,265	1,353,550
EQT Corp., 8.75%, 02/01/30	2,981	3,651,725
Indigo Natural Resources LLC, 6.88%, 02/15/26 (e)	677	692,452
Laredo Petroleum, Inc., 10.13%, 01/15/28	813	691,050
MEG Energy Corp., 6.50%, 01/15/25 (e),(u)	1,450	1,493,572
Moss Creek Resources Holdings, Inc., 10.50%, 05/15/27 (e)	1,640	1,312,000
Occidental Petroleum Corp., 3.50%, 08/15/29 (r)	11,300	10,341,421
Occidental Petroleum Corp., 8.88%, 07/15/30 (r)	4,395	5,158,631
Ovintiv Exploration, Inc., 5.75%, 01/30/22	4,855	5,042,654
Southwestern Energy Co., 6.45%, 01/23/25	2,625	2,730,000

See Notes to Financial Statements.
2020 Annual Report13

Brookfield Real Assets Income Fund Inc.
Schedule of Investments (continued)
December 31, 2020

	Principal Amount (000s)	Value
CORPORATE CREDIT (continued)
WPX Energy, Inc., 4.50%, 01/15/30 (r)	$ 1,500	$ 1,590,000
Total Energy		43,462,298
Financial Services – 0.8%
Ambac LSNI LLC, 6.00% (3 Month LIBOR USD + 5.00%), 02/12/23 (e),(u),(v)	7,412	7,365,899
Health Facilities – 1.7%
HCA, Inc., 5.25%, 06/15/26	6,075	7,189,772
Tenet Healthcare Corp., 4.88%, 01/01/26 (e),(c),(r)	6,975	7,296,617
Total Health Facilities		14,486,389
Infrastructure Services – 1.7%
Ashtead Capital, Inc., 4.25%, 11/01/29 (e),(c),(u)	4,600	5,036,264
Terex Corp., 5.63%, 02/01/25 (e),(r)	5,125	5,279,391
United Rentals North America, Inc., 5.50%, 05/15/27 (r)	4,450	4,761,500
Total Infrastructure Services		15,077,155
Leisure – 3.0%
Boyd Gaming Corp., 6.38%, 04/01/26 (c)	4,600	4,778,526
Cedar Fair LP, 5.25%, 07/15/29 (r)	4,415	4,545,463
GLP Capital LP, 5.38%, 04/15/26 (c)	4,125	4,734,139
MGM Growth Properties Operating Partnership LP, 4.50%, 01/15/28 (c)	4,800	5,106,624
VICI Properties LP, 4.63%, 12/01/29 (e),(c)	6,950	7,436,500
Total Leisure		26,601,252
Media – 4.1%
Cable One, Inc., 4.00%, 11/15/30 (e)	6,275	6,518,156
CCO Holdings LLC, 4.75%, 03/01/30 (e),(c)	14,100	15,213,900
CSC Holdings LLC, 5.50%, 04/15/27 (e),(c)	9,800	10,388,000
Radiate Holdco LLC, 4.50%, 09/15/26 (e),(r)	3,865	3,985,781
Total Media		36,105,837
Metals & Mining – 3.4%
Alcoa Nederland Holding BV, 7.00%, 09/30/26 (e),(c)	9,225	9,824,625
ArcelorMittal SA, 7.00%, 03/01/41 (c),(u)	3,475	4,788,823
Cleveland-Cliffs, Inc., 6.75%, 03/15/26 (e)	2,000	2,160,000
Freeport-McMoRan, Inc., 4.38%, 08/01/28	4,500	4,781,250
Industrias Penoles SAB de CV, 4.15%, 09/12/29 (e),(u)	500	562,500
Kinross Gold Corp., 4.50%, 07/15/27 (u)	6,500	7,517,494
Total Metals & Mining		29,634,692
Oil Gas Transportation & Distribution – 11.9%
Antero Midstream Partners LP, 5.38%, 09/15/24 (c)	5,825	5,679,375
Boardwalk Pipelines LP, 3.40%, 02/15/31 (r)	5,600	5,843,219
Buckeye Partners LP, 4.13%, 12/01/27 (c)	2,750	2,805,000
Buckeye Partners LP, 6.38%, 01/22/78 (v)	1,345	1,008,750
Cheniere Energy, Inc., 4.63%, 10/15/28 (e)	2,351	2,468,550
Crestwood Midstream Partners LP, 6.25%, 04/01/23 (c)	2,500	2,506,250
DCP Midstream LP, 7.38%, 06/15/23	450	373,500
Enable Midstream Partners LP, 4.15%, 09/15/29 (c),(r)	5,278	5,236,893
Energy Transfer Operating LP, 3.23%, 11/01/66	6,225	4,341,938
Energy Transfer Operating LP, 6.75%, 05/15/70	5,349	4,880,962

See Notes to Financial Statements.
14Brookfield Public Securities Group LLC

Brookfield Real Assets Income Fund Inc.
Schedule of Investments (continued)
December 31, 2020

	Principal Amount (000s)	Value
CORPORATE CREDIT (continued)
Energy Transfer Operating LP, 7.13%, 11/15/65	$ 3,437	$ 3,265,150
EnLink Midstream LLC, 5.38%, 06/01/29 (c)	4,555	4,429,738
EnLink Midstream Partners LP, 5.45%, 06/01/47	4,690	3,776,716
EQM Midstream Partners LP, 4.00%, 08/01/24	1,442	1,485,577
Genesis Energy LP, 6.50%, 10/01/25 (c)	5,325	5,178,562
Genesis Energy LP, 8.00%, 01/15/27	674	667,395
Global Partners LP, 7.00%, 08/01/27 (c)	2,750	2,942,500
Holly Energy Partners LP, 5.00%, 02/01/28 (e),(c)	6,252	6,298,890
NuStar Logistics LP, 5.75%, 10/01/25	2,052	2,185,380
ONEOK, Inc., 3.10%, 03/15/30 (r)	5,006	5,332,829
Parkland Corp., 6.00%, 04/01/26 (e),(c),(u)	3,842	4,034,100
Plains All American Pipeline LP, 6.13%, 05/15/23	6,550	5,321,875
Tallgrass Energy Partners LP, 6.00%, 12/31/30 (e)	3,842	3,953,610
Targa Pipeline Partners LP, 5.88%, 08/01/23 (c)	5,725	5,725,000
Targa Resources Partners LP, 5.38%, 02/01/27 (c)	2,300	2,415,851
TransCanada PipeLines Ltd, 2.43%, 05/15/67 (u)	4,965	3,883,335
Western Midstream Operating LP, 4.10%, 02/01/25	4,900	5,049,793
Western Midstream Operating LP, 5.05%, 02/01/30 (r)	2,850	3,191,459
Total Oil Gas Transportation & Distribution		104,282,197
Real Estate – 3.2%
American Homes 4 Rent LP, 4.25%, 02/15/28 (r)	7,375	8,479,940
iStar, Inc., 5.50%, 02/15/26	6,875	7,012,500
Lexington Realty Trust, 2.70%, 09/15/30	3,514	3,658,002
Starwood Property Trust, Inc., 4.75%, 03/15/25 (c),(r)	8,700	8,917,500
Total Real Estate		28,067,942
Telecommunication Services – 5.4%
American Tower Corp., 3.60%, 01/15/28	4,334	4,922,825
Cablevision Lightpath LLC, 5.63%, 09/15/28 (e)	5,025	5,257,406
Crown Castle International Corp., 3.80%, 02/15/28 (c)	4,480	5,163,320
Level 3 Financing, Inc., 4.63%, 09/15/27 (e),(c),(r)	9,500	9,922,132
SBA Communications Corp., 3.88%, 02/15/27 (e),(r)	4,875	5,120,213
T-Mobile USA, Inc., 4.75%, 02/01/28 (c)	14,110	15,166,698
Zayo Group Holdings, Inc., 4.00%, 03/01/27 (e)	2,300	2,305,750
Total Telecommunication Services		47,858,344
Utility – 5.9%
CMS Energy Corp, 4.75%, 06/01/50 (r)	825	929,397
Dominion Energy, Inc., 4.65%, 06/15/25	875	922,720
Duke Energy Corp., 4.88%, 03/16/25	850	920,406
Emera, Inc., 6.75%, 06/15/76 (c),(u)	10,425	12,184,219
FirstEnergy Corp., 2.25%, 09/01/30	9,500	9,189,377
NextEra Energy Capital Holdings, Inc., 2.34%, 06/15/67	5,900	5,150,998
NRG Energy, Inc., 3.63%, 02/15/31 (e)	5,093	5,239,678
NRG Energy, Inc., 6.63%, 01/15/27	3,335	3,521,893
Pacific Gas and Electric Co., 2.50%, 02/01/31 (r)	5,000	5,018,257
Pattern Energy Operations LP, 4.50%, 08/15/28 (e)	3,500	3,692,500
Sempra Energy, 4.88%, 04/15/26	875	935,156
Talen Energy Supply LLC, 6.63%, 01/15/28 (e)	1,325	1,384,625

See Notes to Financial Statements.
2020 Annual Report15

Brookfield Real Assets Income Fund Inc.
Schedule of Investments (continued)
December 31, 2020

	Principal Amount (000s)	Value
CORPORATE CREDIT (continued)
The AES Corp., 2.45%, 01/15/31 (e)	$ 2,350	$ 2,381,697
Total Utility		51,470,923
Total CORPORATE CREDIT (Cost $447,820,813)		481,248,149
TERM LOANS – 1.8%
Buckeye Partners LP, 2.89% (1 Month LIBOR USD + 2.75%), 11/01/26 (Acquired 10/16/19, Cost $1,975,075) (p),(t),(v)	1,985	1,980,970
Crestwood Holdings LLC, 7.73% (3 Month LIBOR USD + 7.50%), 03/05/23 (Acquired 02/20/18-03/20/18, Cost $3,514,451) (p),(t),(v)	3,556	2,666,674
Frontier Communications Corp., 5.75% (1 Month LIBOR USD + 4.75%), 10/01/27 (Acquired 11/20/20, Cost $5,006,067) (p),(t),(v)	5,000	5,015,650
MTN Infrastructure TopCo, Inc., 4.00% (3 Month LIBOR USD + 3.00%), 10/28/24 (Acquired 07/08/20, Cost $1,935,712) (p),(t),(v)	1,990	1,982,806
Vistra Energy Corp., 0.00%, 10/31/25 (Acquired 10/17/16, Cost $0) (p),(t),(v)	26	258
Zayo Group Holdings, Inc. 3.15% (1 Month LIBOR USD + 3.00%), 03/09/27 (Acquired 02/21/20-02/24/20, Cost $4,450,197) (p),(t),(v)	4,454	4,420,543
Total TERM LOANS (Cost $16,881,519)		16,066,901

	Shares	Value
PREFERRED STOCKS – 0.3%
Oil Gas Transportation & Distribution – 0.1%
NuStar Energy LP, Series B, 7.63% (v)	18,200	$ 327,236
Pipelines – 0.1%
Enbridge, Inc., Series B, 6.38% (u),(v)	35,600	957,640
Telecommunication Services – 0.1%
AT&T, Inc., Series C, 4.75%	34,500	923,220
Total PREFERRED STOCKS (Cost $2,095,138)		2,208,096
COMMON STOCKS – 43.5%
Airports – 2.8%
Flughafen Zurich AG (c),(u),(n)	44,900	7,922,222
Fraport AG Frankfurt Airport Services Worldwide (u)	47,400	2,859,771
Grupo Aeroportuario del Pacifico SAB de CV (u),(n)	635,926	7,094,428
Sydney Airport (u),(n)	1,336,873	6,617,289
Total Airports		24,493,710
Communications – 2.9%
American Tower Corp. (c)	58,939	13,229,448
Cellnex Telecom SA (e),(u)	66,672	4,003,827
China Tower Corporation Ltd. (e),(u)	17,476,200	2,571,472
Infrastrutture Wireless Italiane SpA (e),(u)	238,869	2,895,667
SBA Communications Corp. (c)	10,700	3,018,791
Total Communications		25,719,205
Datacenters – 0.3%
CyrusOne, Inc. (c)	34,380	2,514,897

See Notes to Financial Statements.
16Brookfield Public Securities Group LLC

Brookfield Real Assets Income Fund Inc.
Schedule of Investments (continued)
December 31, 2020

	Shares	Value
COMMON STOCKS (continued)
Diversified – 1.4%
City Developments Ltd. (u)	374,081	$ 2,255,017
CK Asset Holdings Ltd. (u)	267,093	1,366,688
Hufvudstaden AB (u)	128,178	2,120,406
Merlin Properties Socimi SA (u)	215,700	2,056,716
Sun Hung Kai Properties Ltd. (u)	172,512	2,206,253
Swire Properties Ltd. (u)	756,940	2,200,751
Total Diversified		12,205,831
Electricity Transmission & Distribution – 3.3%
National Grid PLC (c),(u)	898,885	10,622,529
PG&E Corp. (c),(n)	815,224	10,157,691
Sempra Energy (c)	60,483	7,706,139
Total Electricity Transmission & Distribution		28,486,359
Gas Utilities – 1.0%
China Gas Holdings Ltd. (u)	743,660	2,946,903
NiSource, Inc. (c)	268,300	6,154,802
Total Gas Utilities		9,101,705
Healthcare – 0.9%
Ventas, Inc. (c)	65,006	3,187,894
Welltower, Inc. (c)	77,535	5,010,312
Total Healthcare		8,198,206
Hotel – 1.1%
Host Hotels & Resorts, Inc. (c)	246,206	3,601,994
Invincible Investment Corp. (u)	2,956	951,631
Japan Hotel REIT Investment Corp. (u)	4,461	2,293,980
Melia Hotels International SA (u),(n)	129,039	898,708
Pebblebrook Hotel Trust (c)	113,747	2,138,444
Total Hotel		9,884,757
Industrial – 1.4%
LaSalle Logiport REIT (u)	743	1,198,968
Prologis, Inc. (c)	93,075	9,275,854
Rexford Industrial Realty, Inc. (c)	24,362	1,196,418
Tritax Big Box REIT PLC (c),(u)	415,367	954,314
Total Industrial		12,625,554
Manufactured Homes – 0.2%
Sun Communities, Inc. (c)	12,396	1,883,572
Midstream – 1.1%
Cheniere Energy, Inc. (c),(n)	78,100	4,688,343
ONEOK, Inc. (c)	122,500	4,701,550
Total Midstream		9,389,893
Net Lease – 0.8%
Essential Properties Realty Trust, Inc. (c)	71,100	1,507,320
Four Corners Property Trust, Inc. (c)	39,970	1,189,907
National Retail Properties, Inc. (c)	53,902	2,205,670

See Notes to Financial Statements.
2020 Annual Report17

Brookfield Real Assets Income Fund Inc.
Schedule of Investments (continued)
December 31, 2020

	Shares	Value
COMMON STOCKS (continued)
VICI Properties, Inc. (c)	90,410	$ 2,305,455
Total Net Lease		7,208,352
Office – 3.3%
Allied Properties Real Estate Investment Trust (u)	71,241	2,117,250
alstria office REIT-AG (u)	69,290	1,260,638
Cousins Properties, Inc. (c)	77,963	2,611,760
Covivio (u)	28,623	2,626,487
Daiwa Office Investment Corp. (u)	324	2,059,856
Derwent London PLC (u)	48,690	2,069,286
Dexus (u)	545,150	3,953,938
Gecina SA (u)	7,661	1,191,279
Highwoods Properties, Inc. (c)	44,900	1,779,387
Invesco Office J-Reit, Inc. (u)	11,097	1,628,739
Keppel REIT (u)	1,472,590	1,247,387
MCUBS MidCity Investment Corp. (u)	278	253,469
Mitsui Fudosan Company Ltd. (u)	142,413	2,982,067
Nippon Building Fund, Inc. (u)	337	1,954,499
SL Green Realty Corp.	20,900	1,245,222
Total Office		28,981,264
Pipeline (MLP) – 0.0%
Thunderbird Resources Equity, Inc. (f),(n)	11	11
Pipelines – 2.5%
Enbridge, Inc. (c),(u)	400,900	12,821,619
Kinder Morgan, Inc.	386,600	5,284,822
Pembina Pipeline Corp. (c),(u)	154,100	3,643,971
Total Pipelines		21,750,412
Ports – 0.1%
Hidrovias do Brasil SA (u),(n)	366,786	487,713
Rail – 3.1%
Canadian Pacific Railway Ltd. (c),(u)	17,700	6,139,587
CSX Corp. (c)	85,200	7,731,900
East Japan Railway Co. (u)	84,400	5,630,779
MTR Corporation Ltd. (u)	556,976	3,114,966
Rumo SA (u),(n)	1,235,707	4,570,081
Total Rail		27,187,313
Renewables/Electric Generation – 9.2%
Ameren Corp. (c)	101,800	7,946,508
American Electric Power Company, Inc.	77,800	6,478,406
CLP Holdings Ltd. (u)	415,583	3,842,748
CMS Energy Corp. (c)	101,273	6,178,666
Duke Energy Corp. (c)	112,600	10,309,656
Enel SpA (u)	429,477	4,369,788
Engie SA (u),(n)	274,500	4,208,063
Entergy Corp. (c)	70,255	7,014,259
FirstEnergy Corp. (c)	236,600	7,242,326
NextEra Energy, Inc. (c)	229,400	17,698,210
RWE AG (u)	111,285	4,708,135

See Notes to Financial Statements.
18Brookfield Public Securities Group LLC

Brookfield Real Assets Income Fund Inc.
Schedule of Investments (continued)
December 31, 2020

	Shares	Value
COMMON STOCKS (continued)
Vistra Energy Corp. (c)	25,848	$ 508,172
Total Renewables/Electric Generation		80,504,937
Residential – 2.2%
American Homes 4 Rent (c)	119,601	3,588,030
Camden Property Trust (c)	32,600	3,257,392
Deutsche Wohnen SE (u)	31,209	1,665,139
Equity Residential	28,300	1,677,624
Essex Property Trust, Inc. (c)	12,158	2,886,552
InterRent Real Estate Investment Trust (u)	196,736	2,115,890
Mid-America Apartment Communities, Inc. (c)	21,031	2,664,418
Vonovia SE (u)	18,342	1,339,583
Total Residential		19,194,628
Retail – 1.8%
Capital & Counties Properties PLC (u)	1,246,662	2,478,051
Hang Lung Properties Ltd. (u)	444,381	1,171,060
Regency Centers Corp. (c)	36,200	1,650,358
Shaftesbury PLC (u)	158,600	1,236,757
Simon Property Group, Inc. (c)	60,037	5,119,955
Unibail-Rodamco-Westfield (u)	16,709	1,301,370
Wharf Real Estate Investment Company Ltd. (u)	474,909	2,468,154
Total Retail		15,425,705
Specialty – 0.1%
Outfront Media, Inc.	59,200	1,157,952
Toll Roads – 2.5%
Atlantia SpA (c),(u),(n)	213,333	3,852,335
Ferrovial SA (c),(u)	182,676	5,051,049
Getlink SE (u),(n)	171,000	2,958,489
Promotora y Operadora de Infraestructura SAB de CV (u)	235,152	2,084,988
Transurban Group (c),(u)	793,295	8,359,598
Total Toll Roads		22,306,459
Water – 1.5%
American Water Works Company, Inc. (c)	43,900	6,737,333
Guangdong Investment Ltd. (u)	1,562,500	2,816,701
United Utilities Group PLC (u)	326,200	3,989,751
Total Water		13,543,785
Total COMMON STOCKS (Cost $336,831,882)		382,252,220
SHORT-TERM INVESTMENT – 0.3%
First American Treasury Obligations Fund, Class X, 0.04% (y)	2,713,086	2,713,086
Total SHORT-TERM INVESTMENT (Cost $2,713,086)		2,713,086
Total Investments – 134.8% (Cost $1,124,754,361)		1,183,935,500
Liabilities in Excess of Other Assets – (34.8)%		(305,347,329)
TOTAL NET ASSETS – 100.0%		$ 878,588,171

See Notes to Financial Statements.
2020 Annual Report19

Brookfield Real Assets Income Fund Inc.
Schedule of Investments (continued)
December 31, 2020

The following notes should be read in conjunction with the accompanying Schedule of Investments.
LIBOR — London Interbank Offered Rate
USD — United States Dollar
LLC — Limited Liability Company
LP — Limited Partnership
MLP — Master Limited Partnership

(c)	— All or a portion of this security is pledged as collateral for credit facility. As of December 31, 2020, the total value of the collateral was $372,351,263.
(e)	— Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2020, the total value of all such securities was $313,790,396 or 35.7% of net assets.
(f)	— Security fair valued in good faith pursuant to the fair value procedures adopted by the Board of Directors. As of December 31, 2020, the total value of all such securities was $2,960,687 or 0.3% of net assets. These securities are characterized as a Level 3 securities within the disclosure hierarchy. Level 3 security values are determined using significant unobservable inputs.
(i)	— Security is an inverse floating rate bond. Reference interest rates are typically based on a negative multiplier or slope.
(n)	— Non-income producing security.
(p)	— Restricted security. Purchased in a private placement transaction; resale to the public may require registration. As of December 31, 2020, the total value of all such securities was $19,026,752 or 2.2% of net assets.
(r)	— Portion or entire principal amount delivered as collateral for reverse repurchase agreements. As of December 31, 2020, the total value of the collateral was $86,836,678.
(s)	— Security is a “step up” bond where the coupon increases or steps up at a predetermined date. Interest rate shown is the rate in effect as of December 31, 2020.
(t)	— Term loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of term loans may be substantially less than the stated maturities shown.
(v)	— Variable rate security –Interest rate is based on reference rate and spread or based on the underlying assets. Interest rate may also be subject to a cap or floor.
(u)	— Foreign security or a U.S. security of a foreign company.
(y)	— The rate quoted is the annualized seven-day yield as of December 31, 2020.

See Notes to Financial Statements.
20Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.
Statement of Assets and Liabilities
December 31, 2020

Assets:
Investments in securities, at value (cost $1,124,754,361)	$1,183,935,500
Cash	5,387,200
Cash on deposit with brokers for reverse repurchase agreements	299,941
Interest and dividends receivable	8,988,235
Receivable for investments sold	22,411
Prepaid expenses	2,395
Total assets	1,198,635,682
Liabilities:
Payable for credit facility (Note 7)	251,000,000
Reverse repurchase agreements (Note 7)	66,580,941
Interest payable for credit facility and reverse repurchase agreements (Note 7)	253,050
Payable for investments purchased	786,606
Investment advisory fee payable (Note 5)	1,002,009
Administration fee payable (Note 5)	150,301
Directors' fee payable	25,993
Accrued expenses	248,611
Total liabilities	320,047,511
Commitments and contingencies (Note 11)
Net Assets	$ 878,588,171
Composition of Net Assets:
Paid-in capital	1,002,926,512
Accumulated losses	(124,338,341)
Net Assets	$ 878,588,171
Shares Outstanding and Net Asset Value Per Share:
Common shares outstanding	43,890,313
Net asset value per share	$ 20.02

See Notes to Financial Statements.
2020 Annual Report21

BROOKFIELD REAL ASSETS INCOME FUND INC.
Statement of Operations
For the Year Ended December 31, 2020

Investment Income (Note 2):
Interest	$ 45,068,222
Dividends and distributions (net of foreign withholding tax of $535,328)	9,927,922
Less return of capital distributions	(1,824,194)
Total investment income	53,171,950
Expenses:
Investment advisory fees (Note 5)	11,299,109
Administration fees (Note 5)	1,694,867
Legal fees	465,904
Reports to shareholders	447,073
Directors' fees	256,660
Custodian fees	207,310
Fund accounting fees	149,266
Miscellaneous	106,100
Audit and tax services	89,779
Transfer agent fees	72,605
Insurance	61,622
Registration fees	17,162
Total operating expenses	14,867,457
Interest expense on credit facility and reverse repurchase agreements (Note 7)	3,953,027
Total expenses	18,820,484
Net investment income	34,351,466
Net realized loss on:
Investment transactions	(77,624,926)
Foreign currency transactions	(156,976)
Net realized loss	(77,781,902)
Net change in unrealized depreciation on:
Investments	6,356,141
Foreign currency translations	30,338
Net change in unrealized appreciation	6,386,479
Net realized and unrealized loss	(71,395,423)
Net decrease in net assets resulting from operations	$(37,043,957)

See Notes to Financial Statements.
22Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.
Statements of Changes in Net Assets

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$ 34,351,466	$ 39,973,597
Net realized gain (loss)	(77,781,902)	7,551,807
Net change in unrealized appreciation	6,386,479	81,163,815
Net increase (decrease) in net assets resulting from operations	(37,043,957)	128,689,219
Distributions to Shareholders:
Distributable earnings	(29,196,590)	(47,352,126)
Return of capital	(73,374,769)	(39,751,489)
Total distributions paid	(102,571,359)	(87,103,615)
Capital Share Transactions:
Shares issued in the Reorganization (Note 9)	188,069,932	—
Shares repurchased (Note 8)	(16,295,823)	(450,390)
Net increase (decrease) in net assets from capital share transactions	171,774,109	(450,390)
Total increase in net assets	32,158,793	41,135,214
Net Assets:
Beginning of year	846,429,378	805,294,164
End of year	$ 878,588,171	$846,429,378
Share Transactions:
Shares issued in the Reorganization (Note 9)	8,425,476	—
Shares repurchased (Note 8)	(1,002,220)	(20,880)
Net increase (decrease) in shares outstanding	7,423,256	(20,880)

See Notes to Financial Statements.
2020 Annual Report23

BROOKFIELD REAL ASSETS INCOME FUND INC.
Statement of Cash Flows
For the Year Ended December 31, 2020

Increase (Decrease) in Cash:
Cash flows provided by (used for) operating activities:
Net decrease in net assets resulting from operations	$ (37,043,957)
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term portfolio investments and principal payups	(943,732,113)
Proceeds from disposition of long-term portfolio investments and principal paydowns	965,284,625
Net purchases and sales of short-term portfolio investments	64,345,080
Return of capital distributions from portfolio investments	1,824,194
Acquired from Reorganization(1)	533,761
Increase in interest and dividends receivable	(902,577)
Decrease in prepaid expenses	7,081
Decrease in interest payable for credit facility and reverse repurchase agreements	(309,565)
Increase in investment advisory fee payable	85,563
Increase in administration fee payable	12,834
Increase in directors' fee payable	11,789
Increase in accrued expenses	135,614
Net amortization on investments and paydown gains or losses on investments	(8,261,648)
Unrealized appreciation on investments	(6,356,141)
Net realized loss on investment transactions	77,624,926
Net cash provided by operating activities	113,259,466
Cash flows used for financing activities:
Net cash provided by reverse repurchase agreements	4,388,941
Distributions paid to stockholders	(102,571,359)
Net cash used for shares repurchased	(16,295,823)
Cash acquired from the Reorganization	719,038
Cash paid for fractional shares during the Reorganization	(41)
Net cash used for financing activities	(113,759,244)
Net decrease in cash	(499,778)
Cash at beginning of year(2)	6,186,919
Cash at end of year(2)	$ 5,687,141
Supplemental Disclosure of Cash Flow Information:
Interest payments on the credit facility and reverse repurchase agreements for the year ended December 31, 2020, totaled $4,262,592.
(1)Capital received due to the Reorganization was $188,069,932. The Acquired from Reorganization amount included in the operating activities is the other assets and liabilities from the Brookfield Global Listed Infrastructure Income Fund Inc. The Acquired from Reorganization amount included in the financing activities is the credit facility from the Brookfield Global Listed Infrastructure Income Fund Inc.
(2) Includes cash on deposit with brokers for reverse repurchase agreements.

See Notes to Financial Statements.
24Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.
Financial Highlights

	For the Year Ended December 31,				For the Period from December 5, 2016[1] to December 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance:
Net asset value, beginning of period	$ 23.21	$ 22.07	$ 25.15	$ 25.14	$ 25.00
Net investment income[2]	0.80	1.10	1.52	1.74	0.15
Net realized and change in unrealized gain (loss)	(1.60)	2.43	(2.21)	0.66	0.19
Net increase (decrease) in net asset value resulting from operations	(0.80)	3.53	(0.69)	2.40	0.34
Distributions from net investment income	(0.68)	(1.30)	(1.53)	(1.84)	(0.15)
Return of capital distributions	(1.71)	(1.09)	(0.86)	(0.55)	(0.05)
Total distributions paid*	(2.39)	(2.39)	(2.39)	(2.39)	(0.20)
Net asset value, end of period	$ 20.02	$ 23.21	$ 22.07	$ 25.15	$ 25.14
Market price, end of period	$ 17.83	$ 21.35	$ 19.07	$ 23.37	$ 22.31
Total Investment Return based on Net Asset Value#	-2.51%	16.42%	-3.08%	9.88%	1.36% [5]
Total Investment Return based on Market Price†	-4.16%	24.79%	-9.12%	15.94%	0.50% [3,5]
Ratios to Average Net Assets/Supplementary Data:
Net assets, end of period (000s)	$878,588	$846,429	$805,294	$917,653	$917,593
Operating expenses excluding interest expense[8]	1.77%	1.61%	1.63%	1.60%	1.70% [6]
Interest expense	0.47%	0.93%	0.93%	0.58%	0.60% [6]
Total expenses[8]	2.24%	2.54%	2.56%	2.18%	2.30% [6]
Net expenses, including fee waivers and reimbursement and excluding interest expense[8]	1.77%	1.61%	1.08%	1.03%	1.03% [6]
Net expenses including waivers and reimbursement[8]	2.24%	2.54%	2.00%	1.61%	1.63% [6]
Net investment income	4.08%	4.69%	6.31%	6.84%	8.13% [6]
Net investment income, excluding the effect of fee waivers and reimbursement[8]	4.08%	4.69%	5.76%	6.27%	7.46% [6]
Portfolio turnover rate	87%	46%	35%	43%	15% [4,5]
Credit facility and reverse repurchase agreements, end of period (000s)	$317,581	$242,192	$280,800	$259,395	$302,682
Asset coverage per $1,000 unit of senior indebtedness[7]	$ 3,767	$ 4,495	$ 3,868	$ 4,538	$ 4,032

*	Distributions for annual periods determined in accordance with federal income tax regulations.
#	Total investment return based on net asset value (“NAV”) is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The actual reinvestment price for dividends declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total investment return excludes the effects of sales charges or contingent deferred sales charges, if applicable.
†	Total investment return based on market price is the combination of changes in the New York Stock Exchange ("NYSE") market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The actual reinvestment for dividends declared in the period may take place over several days as described in the Fund’s dividend reinvestment plan, and in some instances may not be based on the market price. Total investment return excludes the effect of broker commissions.
[1]	Commencement of operations.
[2]	Per share amounts presented are based on average shares outstanding throughout the period indicated.
[3]	Total investment return based on market price is calculated based on first trade price of $22.40 on December 5, 2016.
[4]	For the portfolio turnover calculation, portfolio purchases and sales of the Brookfield Mortgage Opportunity Income Fund Inc., Brookfield High Income Fund Inc. and Brookfield Total Return Fund Inc. made prior to the Reorganizations into the Brookfield Real Assets Income Fund Inc. have been excluded from the numerator and the monthly average value of securities used in the denominator reflects the combined market value after the Reorganizations.
[5]	Not annualized.
[6]	Annualized.
[7]	Calculated by subtracting the Fund's total liabilities (not including borrowings) from the Fund's total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.
[8]	The operating expenses limitation agreement expired pursuant to its terms on December 4, 2018.

See Notes to Financial Statements.
2020 Annual Report25

BROOKFIELD REAL ASSETS INCOME FUND INC.
Notes to Financial Statements
December 31, 2020

1.Organization
Brookfield Real Assets Income Fund Inc. (the “Fund”) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund's shares are listed on the New York Stock Exchange ("NYSE") and trade under the ticker symbol “RA." The Fund was incorporated under the laws of the State of Maryland on October 6, 2015.
Brookfield Public Securities Group LLC (“PSG” or “Adviser”), a wholly-owned subsidiary of Brookfield Asset Management Inc., is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and serves as investment adviser to the Fund.
On October 28, 2019, the Board of Directors of each of Brookfield Global Listed Infrastructure Income Fund Inc. (NYSE: INF) and Brookfield Real Assets Income Fund Inc. (NYSE: RA) approved the proposed reorganization (the “Reorganization”) of INF into RA. At a joint special meeting of stockholders (the “Special Meeting”) held on January 24, 2020, the stockholders of RA approved the issuance of additional shares of common stock to effect the proposed Reorganization. The Special Meeting was adjourned with respect to the proposal to reorganize INF into RA until February 7, 2020. At the Special Meeting that reconvened on February 7, 2020, the stockholders of INF approved the Reorganization. As a result of the Reorganization, common stockholders of INF received the number of RA common shares corresponding to his or her proportionate interest in the common shares of INF, less the costs of the Reorganization, as of the close of trading of the New York Stock Exchange on March 6, 2020. Details of the Reorganization are further described in Note 9 – Fund Reorganization.
The investment objective of the Fund is to seek high total return, primarily through high current income and secondarily, through growth of capital. The investment objective is not fundamental and may be changed by the Fund’s Board of Directors (the “Board”) without shareholder approval, upon not less than 60 days prior written notice to shareholders. No assurances can be given that the Fund’s investment objective will be achieved.
The Fund seeks to achieve its investment objective by investing primarily in the real asset class, which includes the following: Real Estate Securities; Infrastructure Securities; and Natural Resources Securities (collectively, “Real Asset Companies and Issuers”).
Under normal market conditions, the Fund will invest at least 80% of its Managed Assets (average daily net assets plus the amount of any borrowings for investment purposes) in the securities and other instruments of Real Asset Companies and Issuers (the “80% Policy”). The Fund may change the 80% Policy without shareholder approval, upon at least 60 days’ prior written notice to shareholders. The Fund normally expects to invest at least 65% of its Managed Assets in fixed income securities of Real Asset Companies and Issuers and in derivatives and other instruments that have economic characteristics similar to such securities.
2.Significant Accounting Policies
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company within the scope of Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) 2013-08 and follows accounting and reporting guidance under FASB Accounting Standards Codification (“ASC”) Topic 946 Financial Services-Investment Companies.
26Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.
Notes to Financial Statements (continued)
December 31, 2020

Valuation of Investments: The Board has adopted procedures for the valuation of the Fund’s securities. The Adviser oversees the day to day responsibilities for valuation determinations under these procedures. The Board regularly reviews the application of these procedures to the securities in the Fund’s portfolio. The Adviser’s Valuation Committee is comprised of senior members of the Adviser’s management team.
Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last trade price as of the close of business on the valuation date. If the NYSE closes early, then the equity security will be valued at the last traded price before the NYSE close. Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE close. When fair value pricing is employed, the value of the portfolio securities used to calculate the Fund’s NAV may differ from quoted or official closing prices. Investments in open-end registered investment companies, if any, are valued at the NAV as reported by those investment companies.
Debt securities, including U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the bid prices furnished by an independent pricing service or, if not valued by an independent pricing service, using bid prices obtained from active and reliable market makers in any such security or a broker-dealer. Valuations from broker-dealers or pricing services consider appropriate factors such as market activity, market activity of comparable securities, yield, estimated default rates, timing of payments, underlying collateral, coupon rate, maturity date, and other factors. Short-term debt securities with remaining maturities of sixty days or less are valued at amortized cost of discount or premium to maturity, unless such valuation, in the judgment of the Adviser’s Valuation Committee, does not represent fair value.
Securities for which market prices are not readily available, cannot be determined using the sources described above, or the Adviser’s Valuation Committee determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate will be valued at a fair value determined by the Adviser’s Valuation Committee following the procedures adopted by the Adviser under the supervision of the Board. The Adviser’s valuation policy establishes parameters for the sources, methodologies, and inputs the Adviser's Valuation Committee uses in determining fair value.
The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality. The fair value may be difficult to determine and thus judgment plays a greater role in the valuation process. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material. For those securities valued by fair valuations, the Adviser’s Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.
2020 Annual Report27

BROOKFIELD REAL ASSETS INCOME FUND INC.
Notes to Financial Statements (continued)
December 31, 2020

A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:
Level 1 -	quoted prices in active markets for identical assets or liabilities
Level 2 -	quoted prices in markets that are not active or other significant observable inputs (including, but not limited to: quoted prices for similar assets or liabilities, quoted prices based on recently executed transactions, interest rates, credit risk, etc.)

Level 3 -	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets or liabilities)
The following table summarizes the Fund’s investments valuation inputs categorized in the disclosure hierarchy as of December 31, 2020:
Valuation Inputs	Level 1	Level 2	Level 3	Total
U.S. Government & Agency Obligations	$ —	$ 2,657,896	$ —	$ 2,657,896
Securitized Credit	—	293,829,301	2,959,851	296,789,152
Corporate Credit	—	481,247,324	825	481,248,149
Term Loans	—	16,066,901	—	16,066,901
Preferred Stocks	2,208,096	—	—	2,208,096
Common Stocks	232,461,141	149,791,068	11	382,252,220
Short-Term Investment	2,713,086	—	—	2,713,086
Total Investments	$ 237,382,323	$ 943,592,490	$ 2,960,687	$1,183,935,500
The fair value of the Fund’s credit facility and reverse repurchase agreements, which qualify as financial instruments under ASC Topic 825, Disclosures about Fair Values of Financial Instruments, approximates the carrying amounts of $251,000,000 for the credit facility and $66,580,941 for the reverse repurchase agreements presented in the Statement of Assets and Liabilities. As of December 31, 2020, these financial instruments are categorized as Level 2 within the disclosure hierarchy.
28Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.
Notes to Financial Statements (continued)
December 31, 2020

The table below shows the significant unobservable valuation inputs that were used by the Adviser’s Valuation Committee to fair value the Level 3 investments as of December 31, 2020.
	Quantitative Information about Level 3 Fair Value Measurements
Assets	Value as of December 31, 2020	Valuation Approach	Valuation Methodology	Unobservable Input	Amount or Range/ (Weighted Average)	Impact to Valuation from an Increase in Input(1)
Securitized Credit
Class B Notes	$2,959,851	Income Approach	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	9.3%-14.7% (12.4%)	Decrease
Corporate Credit
Motors Liquidation Co.	825	Asset-Based Approach	Analysis of Residual Value	Anticipated Residual Value	$0.01	Increase
Common Stocks
Thunderbird Resources Equity, Inc.	11	Asset-Based Approach	Analysis of Enterprise Value	Enterprise Value	$1	Increase
Total	$2,960,687

(1) The impact represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.
The following is a reconciliation of the assets in which significant unobservable inputs (Level 3) were used in determining fair value:
Investments in Securities	Securitized Credit	Corporate Credit	Common Stocks	Total
Balance as of December 31, 2019	$3,353,491	$825	$11	$3,354,327
Accrued discounts (premiums)	—	—	—	—
Realized gain (loss)	—	—	—	—
Change in unrealized appreciation (depreciation)	(31,490)	—	—	(31,490)
Purchases at cost	—	—	—	—
Sales proceeds	(362,150)	—	—	(362,150)
Balance as of December 31, 2020	$2,959,851	$825	$11	$2,960,687
Change in unrealized gains or losses relating to assets still held at the reporting date	$ (30,485)	$ —	$ —	$ (30,485)
Investment Transactions and Investment Income: Securities transactions are recorded on trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized on a daily basis using the effective yield to maturity and yield to next methods, respectively and might be adjusted based on management’s assessment of the collectability of such interest. Dividend income is recorded on the ex-dividend date. Net realized gain (loss) on the Statement of Operations may also include realized gain distributions received from real estate investment trusts (“REITs”). Distributions of net realized gains are recorded on the REIT’s ex-dividend date. Distributions from REITs are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions are disclosed by the
2020 Annual Report29

BROOKFIELD REAL ASSETS INCOME FUND INC.
Notes to Financial Statements (continued)
December 31, 2020

REITs and actual amounts may differ from the estimated amounts. A distribution received from the Fund’s investments in master limited partnerships generally are comprised of return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each master limited partnership (“MLP”) and other industry sources. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded.
Master Limited Partnerships: A MLP is an entity receiving partnership taxation treatment under the U.S. Internal Revenue Code of 1986 (the “Code”), the partnership interests or “units” of which are traded on securities exchanges like shares of corporate stock. Holders of MLP units generally have limited control and voting rights on matters affecting the partnership.
The Fund invests in MLPs, which generally are treated as partnerships for federal income tax purposes. If an MLP does not meet current legal requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be taxed as a corporation or other form of taxable entity and there could be a material decrease in the value of its securities. Additionally, if tax law changes to eliminate or reduce tax deductions such as depletion, depreciation and amortization expense deductions that MLPs have been able to use to offset a significant portion of their taxable income, it could significantly reduce the value of the MLPs held by the Fund and could cause a greater portion of the income and gain allocated to the Fund to be subject to U.S. federal, state and local corporate income taxes, which would reduce the amount the Fund can distribute to shareholders and could increase the percentage of Fund distributions treated as dividends instead of tax-deferred return of capital.
Depreciation or other cost recovery deductions passed through to the Fund from investments in MLPs in a given year will generally reduce the Fund’s taxable income (and earnings and profits), but those deductions may be recaptured in the Fund’s taxable income (and earnings and profits) in subsequent years when the MLPs dispose of their assets or when the Fund disposes of its interests in the MLPs. When deductions are recaptured, distributions to the Fund’s shareholders may be taxable.
Foreign Currency Transactions: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate the portion of gains or losses resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices.
Reported net realized foreign exchange gains or losses arise from sales of securities, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.
Expenses: Expenses directly attributable to the Fund are charged directly to the Fund, while expenses that are attributable to the Fund and other investment companies advised by the Adviser are allocated among the respective investment companies, including the Fund, based either upon relative average net assets, evenly, or a combination of average net assets and evenly.
Distributions: The Fund declares and pays dividends monthly from net investment income. To the extent these distributions exceed net investment income, they may be classified as return of capital. The Fund also pays distributions at least annually from its net realized capital gains, if any. Dividends and distributions are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights. A notice disclosing the source(s) of a distribution is provided after a payment is made from any source other than net investment income. This notice is available on the Adviser's website at https://publicsecurities.brookfield.com/en. Any such notice is provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of the Fund’s distributions for each calendar year is reported on IRS Form 1099-DIV.
30Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.
Notes to Financial Statements (continued)
December 31, 2020

Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and losses and net assets are not affected.
When Issued, Delayed Delivery Securities and Forward Commitments: The Fund may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a when, as and if issued security). When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While it will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable. Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.
New Accounting Pronouncements: In March 2020, FASB issued ASU No. 2020-04, Reference Rate Reform. The amendments in ASU No. 2020-04 provide optional expedients and exceptions for applying U.S. GAAP to contracts, hedging relationships, and other transactions affected by reference rate reform if certain criteria are met. The standard is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact of the optional guidance on the Fund’s financial statements and disclosures. The Fund did not utilize the optional expedients and exceptions provided by ASU No. 2020-04 during the period ended December 31, 2020.
Other Matters: The outbreak of an infectious respiratory illness caused by a novel coronavirus known as "COVID-19" is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes, including by providing direct capital infusions into companies, introducing new monetary programs and considerably lowering interest rates, which in some cases resulted in negative interest rates. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, heighten investor uncertainty and adversely affect the value of the Fund’s investments and the performance of the Fund. Markets generally and the energy sector specifically, including MLPs and energy infrastructure companies in which the Fund invests, have also been adversely impacted by reduced demand for oil and other energy commodities as a result of the slowdown in economic activity resulting from the spread of COVID-19 and by price competition among key oil-producing countries. These developments have and may continue to adversely impact the Fund's NAV and the market price of the Fund's common shares.
3.Derivative Financial Instruments
The Fund may purchase and sell derivative instruments such as exchange-listed and over-the counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments. It may purchase and sell financial futures contracts and options thereon. Moreover, the Fund may enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as forward currency contracts, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps. The Fund may also purchase derivative instruments that combine features of several of these instruments. The Fund may invest in, or enter into, derivatives for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain.
2020 Annual Report31

BROOKFIELD REAL ASSETS INCOME FUND INC.
Notes to Financial Statements (continued)
December 31, 2020

Financial Futures Contracts: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking-to-market” on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.
The Fund invests in financial futures contracts to hedge against fluctuations in the value of portfolio securities caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, a Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Fund is at risk that it may not be able to close out a transaction because of an illiquid market.
The Fund has elected to not offset derivative assets and liabilities or financial assets, including cash, that may be received or paid as part of collateral arrangements, even when an enforceable master netting agreement is in place that provides the Fund, in the event of counterparty default, the right to liquidate collateral and the right to offset a counterparty’s rights and obligations.
As of December 31, 2020, the Fund did not have any derivative financial instruments outstanding.
4.Risks of Investing in Asset-Backed Securities and Below-Investment Grade Securities
The value of asset-backed securities may be affected by, among other factors, changes in: interest rates, the market’s assessment of the quality of the underlying assets, the creditworthiness of the servicer for the underlying assets, information concerning the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments or other credit enhancement.
The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement. The Fund has investments in below-investment grade debt securities, including mortgage-backed and asset-backed securities. Below-investment grade securities involve a higher degree of credit risk than investment grade debt securities. In the event of an unanticipated default, the Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the NAV of its shares. During an economic downturn or period of rising interest rates, highly leveraged and other below-investment grade issuers frequently experience financial stress that could adversely affect its ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing.
The market prices of below-investment grade debt securities are generally less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic or political changes or individual developments specific to the issuer than higher-rated investments. Periods of economic or political uncertainty and change can be expected to result in significant volatility of prices for these securities. Rating services consider these securities to be speculative in nature.
Below-investment grade securities may be subject to market conditions, events of default or other circumstances which cause them to be considered “distressed securities.” Distressed securities frequently do not produce income while they are outstanding. The Fund may be required to bear certain extraordinary expenses in order to protect and recover its investments in certain distressed securities. Therefore, to the extent the Fund seeks capital growth through investment in such securities, the Fund’s ability to achieve current income for its stockholders may be diminished. The Fund is also subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by distressed securities will eventually be satisfied (e.g., through a liquidation of the
32Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.
Notes to Financial Statements (continued)
December 31, 2020

obligor’s assets, an exchange offer or plan of reorganization involving the securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to distressed securities held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Fund’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of such securities, the Fund may be restricted from disposing of distressed securities.
5.Investment Advisory Agreement and Transactions with Related Parties
The Fund has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser under which the Adviser is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. The Advisory Agreement provides that the Fund shall pay the Adviser a monthly fee for its services at an annual rate of 1.00% of the Fund’s average daily net assets plus the amount of borrowing for investment purposes (“Managed Assets”).
The Fund has entered into an Administration Agreement with the Adviser and the Adviser has entered into a sub-administration agreement with U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Sub-Administrator”). The Adviser and Sub-Administrator perform administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and providing the Fund with administrative office facilities. For these services, the Fund pays to the Adviser a monthly fee at an annual rate of 0.15% of the Fund’s Managed Assets. The Adviser is responsible for any fees due to the Sub-Administrator.
The Adviser has entered into a Sub-Advisory Agreement with Schroder Investment Management North America Inc. (the “Sub-Adviser”). The Sub-Adviser is responsible for the management of the Securitized Credit investments. The Adviser is responsible for any fees due to the Sub-Adviser.
Certain officers and/or trustees of the Fund are officers and/or employees of the Adviser.
6.Purchases and Sales of Investments
For the year ended December 31, 2020, purchases and sales of investments (including principal payups and paydowns), excluding short-term securities, reverse repurchase agreements and U.S. government securities were $942,064,996 and $963,622,169, respectively.
For the year ended December 31, 2020, purchases and sales of long-term U.S. Government securities were $0 and $394,287 respectively.
The investments received by the Acquiring Fund were excluded from the portfolio turnover rate calculation.
7.Borrowings
Credit facility: The Fund has established a line of credit with BNP Paribas for investment purposes subject to the limitations of the 1940 Act for borrowings by registered investment companies. The Fund pays interest in the amount of 0.70% plus the 3-month London Interbank Offered Rate (“LIBOR”) on the amount of eligible equity securities outstanding, and 0.80% plus the 3-month LIBOR on the amount of other eligible securities outstanding. As of December 31, 2020, the Fund had outstanding borrowings of $251,000,000. For the year ended December 31, 2020, the Fund borrowed an average daily balance of $237,808,743 at a weighted average borrowing cost of 1.38% and the interest expense amounted to $3,274,258. As of December 31, 2020, the total value of the collateral was $372,351,263.
2020 Annual Report33

BROOKFIELD REAL ASSETS INCOME FUND INC.
Notes to Financial Statements (continued)
December 31, 2020

Reverse Repurchase Agreements: The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.
Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreements.
At December 31, 2020, the Fund the following reverse repurchase agreements outstanding:
Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable For Reverse Repurchase Agreements
JPMorgan Chase	0.25%	12/16/20	01/08/21	$ 801,513	$ 801,602
JPMorgan Chase	0.30	12/09/20	01/08/21	2,516,765	2,517,248
JPMorgan Chase	0.35	11/10/20	01/08/21	1,171,762	1,172,355
JPMorgan Chase	0.35	11/16/20	01/08/21	1,421,181	1,421,817
JPMorgan Chase	0.35	12/09/20	01/08/21	1,192,664	1,192,931
JPMorgan Chase	0.43	12/16/20	01/08/21	1,577,063	1,577,360
JPMorgan Chase	0.45	11/10/20	01/08/21	3,949,953	3,952,520
JPMorgan Chase	0.50	11/10/20	01/08/21	21,397,085	21,412,538
JPMorgan Chase	0.50	11/23/20	01/08/21	5,913,833	5,917,036
JPMorgan Chase	0.50	12/11/20	01/08/21	3,971,875	3,973,033
JPMorgan Chase	0.50	12/21/20	01/08/21	1,612,247	1,612,493
RBC Capital Markets	0.72	11/20/20	02/19/21	7,448,000	7,454,289
RBC Capital Markets	0.72	12/16/20	03/12/21	4,420,000	4,421,413
RBC Capital Markets	0.76	11/02/20	01/29/21	4,810,000	4,816,128
RBC Capital Markets	0.76	11/17/20	01/29/21	4,377,000	4,381,182
Total				$66,580,941	$66,623,945
(1) The average daily balance of reverse repurchase agreements outstanding for the Fund during the year ended December 31, 2020 was $50,195,044 at a weighted average daily interest rate of 1.35% and the interest expense amounted to $678,769. As of December 31, 2020, the total value of the collateral was $86,836,678.
The following is a summary of the reverse repurchase agreements by the type of collateral and the remaining contractual maturity of the agreements:
34Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.
Notes to Financial Statements (continued)
December 31, 2020

	Overnight and Continuous	Up to 30 Days	30 to 90 Days	Greater Than 90 Days	Total
Corporate Credit	$—	$54,712,941	$11,868,000	$—	$66,580,941
Total	$—	$54,712,941	$11,868,000	$—	$66,580,941
Below is the gross and net information about instruments and transactions eligible for offset in the Statement of Assets and Liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement:
				Collateral
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Non-Cash Collateral (Pledged) Received*	Collateral Pledged (Received)*	Net Amount
Description
Reverse Repurchase Agreements	$66,580,941	$—	$66,580,941	$(66,580,941)	$—	$—

* Excess of collateral pledged to the individual counterparty is not shown for financial statement purposes.
Reverse repurchase transactions are entered into by the Fund under Master Repurchase Agreements (“MRA”) which permit the Fund, under certain circumstances, including an event of default of the Fund (such as bankruptcy or insolvency), to offset payables under the MRA with collateral held with the counterparty and create one single net payment from the Fund. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed. In the event the buyer of securities (i.e. the MRA counterparty) under a MRA files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities.
8.Capital Shares
The Fund has 1,000,000,000 shares of $0.001 par value common shares authorized. Of the 43,890,313 shares outstanding at December 31, 2020 for the Fund, the Adviser owns 110,582 shares. The Fund’s Board is authorized to classify and reclassify any unissued capital shares. The common shares have no preemptive, conversion, exchange or redemption rights. All common shares have equal voting, dividend, distribution and liquidation rights. The common shares are fully paid and non-assessable. Common shareholders are entitled to one vote per share and all voting rights for the election of directors are non-cumulative.
The Board has approved a share repurchase plan. Under the current share repurchase plan, as of December 31, 2020, the Fund may purchase in the open market up to 10% of its outstanding common shares. The current share repurchase plan will remain in effect until December 5, 2021. The amount and timing of the repurchases will be at the discretion of the Fund’s management, subject to market conditions and investment considerations. There is no assurance that the Fund will purchase shares at any particular discount level or in any particular amounts. The Board authorized the share repurchase program as a result of its review of the options available to enhance shareholder value and reduce any potential discount between the market price of the Fund's shares and the net asset value per share. During the year ended December 31, 2020 and the year ended December 31, 2019, 1,002,220 and 20,880 shares were repurchased by the Fund at a weighted average price of $16.240 and $21.550, an aggregate cost of $16,295,823 and $450,390 and at a weighted average discount of 12.13% and 7.53% to net asset value, respectively. All shares repurchased have been reclassified as authorized but unissued.
2020 Annual Report35

BROOKFIELD REAL ASSETS INCOME FUND INC.
Notes to Financial Statements (continued)
December 31, 2020

9.Fund Reorganization
The Reorganization as described in “Note 1 — Organization” was structured to qualify as tax-free merger under the Internal Revenue Code for federal income tax purposes, and INF’s stockholders recognized no gain or loss for federal income tax purposes as a result. For financial reporting purposes, assets received and shares issued by RA were recorded at market value; however, the cost basis of the investments received from INF was carried forward to align ongoing reporting of RA’s realized and unrealized gains and losses with amounts distributable to stockholders for tax purposes.
Investments
The cost, fair value and net unrealized depreciation of the investments of INF as of the date of the Reorganization, was as follows:
Cost of Investments	$233,782,953
Market value of investments	257,818,799
Net unrealized appreciation of investments	$ 24,035,846
Share Transactions
The shares outstanding, net assets and NAV per share outstanding immediately before and after the Reorganization was as follows:
INF - Prior to Reorganization
Shares outstanding	13,483,223
Net assets	$188,069,973
NAV per shares	$ 13.9484

RA - Prior to Reorganization
Shares outstanding	36,467,057
Net assets	$813,999,050
NAV per shares	$ 22.3215

RA - Post Reorganization
Shares outstanding(1)	44,892,533
Net assets(1)	$1,002,068,982
NAV per shares	$ 22.3215

(1) The total number of shares issued in the Reorganizations was 8,425,476. Fractional Fund shares were not issued in the Reorganizations and consequently cash was distributed for any such fractional amounts. $41 was distributed in cash for 2 shares.
Pro Forma Results of Operations
Assuming the acquisition of INF had been completed on January 1, 2020, the combined Fund’s pro forma results in the Statement of Operations during the year ended December 31, 2020 would be as follows:
RA - Pro Forma Results from Operations
Net investment income	$ 34,740,508
Net realized loss	(76,930,929)
Net change in unrealized depreciation	(14,395,981)
Change in net assets resulting from operations	$(56,586,402)
36Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.
Notes to Financial Statements (continued)
December 31, 2020

Because the combined Funds have been managed as a single integrated Fund since the Reorganization was completed, it is not practicable to separate the amounts of income and expenses of INF that have been included in the Statement of Operations for RA since the Reorganization was consummated.
Cost and Expenses
RA and INF assumed expenses incurred in connection with the Reorganization on a pro rata basis, including, but not limited to, costs related to the preparation and distribution of materials distributed to each Fund’s Board, expenses incurred in connection with the preparation of the Agreement and Plan of Reorganization and the registration statement on Form N-14, the printing and distribution of the Joint Proxy Statement/Prospectus and any other materials required to be distributed to stockholders, SEC and state securities commission filing fees and legal and audit fees in connection with the Reorganization, legal fees incurred preparing each Fund’s Board materials, attending each Fund’s Board meetings and preparing the minutes, auditing fees associated with each Fund’s financial statements, stock exchange fees, transfer agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Reorganization. The Fund's expenses were allocated to their respective expense types on the Statement of Operations.
10.Federal Income Tax Information
The Fund intends to continue to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required. The Fund may incur an excise tax to the extent it has not distributed all of its taxable income on a calendar year basis.
GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. An evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the taxing authority is required. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of a deferred tax asset; an increase in a deferred tax liability; or a combination thereof. As of December 31, 2020, the Fund has determined that there are no uncertain tax positions or tax liabilities required to be accrued.
The Fund has reviewed all taxable years that are open for examination (i.e., not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service. As of December 31, 2020, open taxable years consisted of the taxable years ended December 31, 2017 through December 31, 2020. No examination of the Fund’s tax returns is currently in progress.
Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
The tax character of the distributions paid for the years ended December 31 were as follows:
	December 31, 2020	December 31, 2019
Ordinary income	$ 29,196,590	$47,352,126
Return of capital	73,374,769	39,751,489
Total	$102,571,359	$87,103,615
2020 Annual Report37

BROOKFIELD REAL ASSETS INCOME FUND INC.
Notes to Financial Statements (continued)
December 31, 2020

At December 31, 2020, the Fund’s most recently completed tax year-end, the components of distributable earnings on a tax basis were as follows:
Capital loss carryforwards(1)	$(147,208,995)
Other accumulated losses	(22,772,822)
Tax basis unrealized appreciation on investments and foreign currency	45,643,476
Total tax basis net accumulated losses	$(124,338,341)

(1) To the extent that future capital gains are offset by capital loss carryforwards, such gains will not be distributed.
Federal Income Tax Basis: The federal income tax basis of the Fund's investments at December 31, 2020 was as follows:
Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$1,138,292,024	$97,045,913	$(51,402,437)	$45,643,476
As of December 31, 2020, the Fund's capital loss carryforwards were as follows:
Capital Loss Carryforwards:	Expires:	Limitation:
$83,875,883 (Short-Term)	N/A	Unlimited
$63,333,112 (Long-Term)	N/A	Unlimited
$15,499,315	N/A	12/31/21
$3,443,546	N/A	12/31/22
$1,527,980	N/A	12/31/23
Capital Account Reclassifications: Because federal income tax regulations differ in certain respects from GAAP, income and capital gain distributions, if any, determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. These differences are primarily due to differing treatments for forward currency contracts and partnership adjustments. Permanent book and tax differences, if any, will result in reclassifications to paid-in-capital or to undistributed capital gains. These reclassifications have no effect on net assets or NAV per share. Any undistributed net income and realized gain remaining at fiscal year end is distributed in the following year.
At December 31, 2020, the Fund's most recently completed tax year-end, the Fund's components of net assets were increased or (decreased) by the amounts shown in the table below:
Paid-in capital	Distributions in excess of net investment income	Accumulated net realized loss
$10,561,714	$(2,931,849)	$(7,629,865)
11.Indemnification
Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for indemnification. The Fund’s maximum exposure under these arrangements is unknown, since this would involve the resolution of certain claims, as well as future claims that may be made, against the Fund. Thus, an estimate of the financial impact, if any, of these arrangements cannot be made at this time. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be unlikely.
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BROOKFIELD REAL ASSETS INCOME FUND INC.
Notes to Financial Statements (continued)
December 31, 2020

12.Subsequent Events
GAAP requires recognition in the financial statements of the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.
Distributions: The Fund's Board declared the following monthly distributions:
Distribution Per Share	Record Date	Payable Date
$0.1990	January 20, 2021	January 28, 2021
$0.1990	February 10, 2021	February 18, 2021
At the Special Meeting of Stockholders held on January 8, 2021, stockholders of the Fund voted to approve a new investment sub-advisory agreement among the Adviser, Oaktree Capital Management, L.P. and the Fund.
Management has evaluated subsequent events in the preparation of the Fund’s financial statements and has determined that other than the items listed herein, there are no events that require recognition or disclosure in the financial statements.
13.Recent Regulatory Developments
In 2017, the United Kingdom’s Financial Conduct Authority, which regulates London Interbank Offered Rate (“LIBOR”), announced that it will no longer compel the banks to continue to submit the daily rates for the calculation of LIBOR after 2021 and warned that LIBOR may cease to be available or appropriate for use beyond 2021. After the global financial crisis, regulators globally determined that existing interest rate benchmarks should be reformed based on concerns that LIBOR and other Interbank Offered Rates (“IBOR”) were susceptible to manipulation. Replacement rates for various IBORs have been identified and include the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities. Management does not anticipate a material impact to the Fund.
On December 3, 2020, the SEC announced that it voted to adopt a new rule that establishes an updated regulatory framework for fund valuation practices (the “Rule”). The Rule, in part, provides (i) a framework for determining fair value in good faith and (ii) provides for a fund Board’s assignment of its responsibility for the execution of valuation-related activities to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Rule will become effective 60 days after publication in the Federal Register, and will have a compliance date 18 months following the effective date. The Fund is currently evaluating the Rule and its potential impact.
2020 Annual Report39

BROOKFIELD REAL ASSETS INCOME FUND INC.
Report of Independent Registered Public Accounting Firm
December 31, 2020

To the shareholders and the Board of Directors of Brookfield Real Assets Income Fund Inc.
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Brookfield Real Assets Income Fund Inc. (the "Fund"), including the schedule of investments, as of December 31, 2020, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and for the period from December 5, 2016 (commencement of operations) through December 31, 2016, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations and its cash flows for the year then ended, and the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Deloitte & Touche LLP
Chicago, Illinois
February 26, 2021
We have served as the auditor of one or more Brookfield Public Securities Group LLC’s investment companies since 2011.
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BROOKFIELD REAL ASSETS INCOME FUND INC.
Tax Information
December 31, 2020

The Fund is required by subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund’s fiscal year end (December 31, 2020) as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, we are advising you that 71.54% of the distributions paid from net investment income for the Fund was reclassified as return of capital and is reflected as such in the Fund’s Statement of Changes in Net Assets and Financial Highlights.
For the year ended December 31, 2020, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 21.05%.
For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2020 was 8.05%.
The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) was 0.00%.
2020 Annual Report41

BROOKFIELD REAL ASSETS INCOME FUND INC.
Compliance Certification
December 31, 2020

On July 8, 2020, the Fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Fund’s principal executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made semi-annual certifications, included in filings with the SEC on Forms N-CSR relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting, as applicable.
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BROOKFIELD REAL ASSETS INCOME FUND INC.
Information Concerning Directors and Officers

The following tables provide information concerning the directors and officers of the Fund.
Directors of the Fund
Name, Address and Year of Birth	Position(s) Held with Fund	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex
Independent Director Class I Director to serve until 2023 Annual Meeting of Shareholders:
Louis P. Salvatore c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1946	Director, Chairman of the Audit Committee, Member of the Nominating and Compensation Committee Served Since 2016	Director/Trustee of several investment companies advised by the Adviser (2005-Present); Director of SP Fiber Technologies, Inc. (2012-2015); Director of Gramercy Property Trust (formerly, Chambers Street Properties) (2012-2018); Director of Turner Corp. (2003- Present); Employee of Arthur Andersen LLP (2002-Present); Principal of Trimblestone Investment Co. (2019- Present)..	7
Interested Director Class I Director to serve until 2023 Annual Meeting of Shareholders:
David W. Levi c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1971	Trustee Served since 2017	Director/Trustee of several investment companies advised by the Adviser (2017-Present). Chief Executive Officer of the Adviser (2019-Present); President of the Adviser (2016-2019); Managing Director and Head of Distribution of the Adviser (2014-2016); Managing Partner of Brookfield Asset Management Inc. (2015-Present).	7
Independent Directors Class II Director to serve until 2021 Annual Meeting of Shareholders:
Heather S. Goldman c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1967	Director, Member of the Audit Committee, Member of the Nominating and Compensation Committee Served Since 2016	Director/Trustee of several investment companies advised by the Adviser (2013-Present); Board Director of Gesher USA (2015-Present); Trustee of Nevada Museum of Art (2016-2018); Member of the Honorary Board of University Settlement House (2014-Present); Co-founder and CEO of Capstak, Inc. (2014-2018); Chairman of Capstak, Inc. (2016-2018).	7
William H. Wright II c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1960	Director, Member of the Audit Committee, Member of the Nominating and Compensation Committee Served Since August 1, 2020	Director/Trustee of several investment companies advised by the Adviser (2020-Present); Retired. Prior to that, Managing Director, Morgan Stanley (1982-2010); Director of Alcentra Capital Corporation (1940 Act BDC) (2018-2019); Director of The Zweig Fund, Inc. and The Zweig Total Return Fund, Inc. (2013-2016); Advisory Director of Virtus Global Dividend & Income Fund (2016-2019); Advisory Director of Virtus Global Multi-Sector Income Fund (2016-2019); Advisory Director of Virtus Total Return Fund (2016-2019); Advisory Director of Duff & Phelps Select Energy MLP Fund (2016-2019).	7
2020 Annual Report43

BROOKFIELD REAL ASSETS INCOME FUND INC.
Information Concerning Directors and Officers (continued)

Directors of the Fund  (continued)
Name, Address and Year of Birth	Position(s) Held with Fund	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex
Independent Directors Class III Directors to serve until 2022 Annual Meeting of Shareholders:
Edward A. Kuczmarski c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1949	Director and Independent Chairman of the Board, Member of the Audit Committee, Chairman of the Nominating and Compensation Committee Served Since 2016	Director/Trustee of several investment companies advised by Brookfield Public Securities Group LLC (the “Adviser”) (2011- Present); Director of ISI Funds (2007-2015); Trustee of the Daily Income Fund (2006-2015); Director of the California Daily Tax Free Income Fund, Inc. (2006-2015); Trustee of the Stralem Funds (2014-2016).	7
Stuart A. McFarland c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1947	Director, Member of the Audit Committee, Member of the Nominating and Compensation Committee Served Since 2016	Director/Trustee of several investment companies advised by the Adviser (2006-Present); Director of United Guaranty Corporation (2011-2016); Director of Drive Shack Inc. (formerly, New Castle Investment Corp.) (2000- Present); Managing Partner of Federal City Capital Advisors (1997- Present); Director of New America High Income Fund (2013-Present); Director of New Senior Investment Group, Inc. (2014-Present); Director of Steward Partners (2017- Present).	7
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BROOKFIELD REAL ASSETS INCOME FUND INC.
Information Concerning Directors and Officers (continued)

Officers of the Fund
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian F. Hurley* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1977	President	Served since 2016	President of several investment companies advised by the Adviser (2014-Present); Managing Director (2014-Present), Assistant General Counsel (2010-2017) and General Counsel (2017-Present) of the Adviser; Managing Partner of Brookfield Asset Management Inc. (2016-Present); Director of Brookfield Soundvest Capital Management (2015-2018).
Casey P. Tushaus* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1982	Treasurer	Served since February 25, 2021**	Treasurer of several investment companies advised by the Adviser (2021-Present); Assistant Treasurer of several investment companies advised by the Adviser (2016-2021); Vice President of the Adviser (2014-Present).
Thomas D. Peeney* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1973	Secretary	Served since 2018	Secretary of several investment companies advised by the Adviser (2018-Present); Director of the Adviser (2018-Present); Vice President of the Adviser (2017-2018); Vice President and Assistant General Counsel of SunAmerica Asset Management, LLC (2013-2017).
Adam R. Sachs* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1984	Chief Compliance Officer (“CCO”)	Served since 2017	Chief Compliance Officer of several investment companies advised by the Adviser (2017-Present); Director of Adviser (2017-Present); Chief Compliance Officer of Brookfield Investment Management (Canada) Inc. (2017-Present); Senior Compliance Officer of Corporate Legal and Compliance at the Adviser (2011-2017).
Mohamed S. Rasul* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1981	Assistant Treasurer	Served since 2016	Assistant Treasurer of several investment companies advised by the Adviser (2016-Present); Vice President of the Adviser (2019-Present); Assitant Vice President of the Adviser (2014-2019).

* Interested person as defined by the Investment Company Act of 1940, as amended (the “1940 Act”) because of affiliations with Brookfield Public Securities Group LLC, Adviser of the Fund.
** Casey P. Tushaus was appointed by the Board as the Treasurer of the Fund on February 25, 2021. Previously, Mr. Tushaus served as Assistant Treasurer of the Fund since 2016.
The Fund’s Statement of Additional Information includes additional information about the trustees, and is available, without charge, upon request by calling 1-855-777-8001.
2020 Annual Report45

BROOKFIELD REAL ASSETS INCOME FUND INC.
Additional Information Regarding the Fund (Unaudited)
December 31, 2020

INVESTMENT OBJECTIVE AND POLICIES
Investment Objective
The Fund’s investment objective is to seek high total return, primarily through high current income and secondarily, through growth of capital.
The Fund’s investment objective is not fundamental and may be changed without shareholder approval. Shareholders will be provided with at least 60 days’ prior written notice of any change in the Fund’s investment objective.
As a fundamental policy, the Fund will not purchase a security if, as a result, with respect to 75% of its total assets, more than 5% of the Fund’s total assets would be invested in securities of a single issuer or more than 10% of the outstanding voting securities of the issuer would be held by the Fund. This policy may not be changed without a shareholder vote.
The Fund makes investments that will result in the concentration (as that term is used in the 1940 Act) of its assets. Under normal market conditions, the Fund will invest more than 25% of its total assets in the real estate industry. The policy of concentration is a fundamental policy. This fundamental policy and the investment restrictions described in the Statement of Additional Information under the caption “Investment Restrictions” cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. Such majority vote requires the approval of the lesser of (i) 67% of the Fund’s shares represented at a meeting at which more than 50% of the Fund’s shares outstanding are represented, whether in person or by proxy, or (ii) more than 50% of the outstanding shares.
Principal Investment Policies
The Fund seeks to achieve its investment objective by investing primarily in Real Asset Companies and Issuers. Under normal market conditions, the Fund will invest at least 80% of its Managed Assets (average daily net assets plus the amount of any borrowings for investment purposes) in the securities and other instruments of Real Asset Companies and Issuers. The Fund may change the 80% Policy without shareholder approval upon at least 60 days’ prior written notice to shareholders. The Fund normally expects to invest at least 65% of its Managed Assets in fixed income securities of Real Asset Companies and Issuers and in derivatives and other instruments that have economic characteristics similar to such securities. Real Asset Companies and Issuers includes the following categories:
•	Real Estate;
•	Infrastructure; and
•	Natural Resources.
The Fund actively trades portfolio investments. The Fund may invest in securities and instruments of companies of any size market capitalization. The Fund will invest in companies located throughout the world and there is no limitation on the Fund’s investments in foreign securities or instruments or in emerging markets. An “emerging market” country is any country that is included in the MSCI Emerging Markets Index. The amount invested outside the United States may vary, and at any given time, the Fund may have a significant exposure to non-U.S. securities. The Fund may invest in securities of foreign companies in the form of American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). Generally, ADRs in registered form are dollar denominated securities designed for use in the U.S. securities markets, which represent and may be converted into an underlying foreign security. GDRs, in bearer form, are designated for use outside the United States. EDRs, in bearer form, are designed for use in the European securities markets.
The Fund has flexibility in the relative weightings given to each of these categories. In addition, the Fund may, in the future, invest in additional investment categories other than those listed herein, to the extent consistent with the Fund’s investment objective.
The Fund may also invest in infrastructure, real estate and natural resources (“Real Assets”) investment categories other than those listed herein, to the extent consistent with its name. The Fund may invest without limit in
46Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.
Additional Information Regarding the Fund (Unaudited) (continued)
December 31, 2020

investment grade and below investment grade, high yield fixed income securities (commonly referred to as “junk bonds”). The Fund may also invest in restricted (“144A”) or private securities, asset-backed securities (“ABS”), including mortgage-related debt securities and other mortgage-related instruments (collectively, “Mortgage-Related Investments”), collateralized loan obligations, bank loans (including participations, assignments, senior loans, delayed funding loans and revolving credit facilities), exchange-traded notes, and securities issued and/or guaranteed by the U.S. Government, its agencies or instrumentalities or sponsored corporations. The Fund considers Mortgage-Related Investments to consist of, but not be limited to, mortgage-backed securities (“MBS”) of any kind; interests in loans and/or whole loan pools of mortgages, loans or other instruments used to finance long-term infrastructure, industrial projects and public services; mortgage REITs; ABS that are backed by interest in real estate, land or other types of assets; and securities and other instruments issued by mortgage servicers. The Fund’s investments in MBS may include Residential Mortgage-Backed Securities (“RMBS”) or Commercial Mortgage-Backed Securities (“CMBS”). Under normal market conditions, the Fund will invest more than 25% of its total assets in the real estate industry.
The Fund defines a Real Estate Security as any company or issuer that (i) derives at least 50% of its revenues from the ownership, operation, development, construction, financing, management or sale of commercial, industrial or residential real estate and similar activities, or (ii) commits at least 50% of its assets to activities related to real estate.
For purposes of selecting investments in Real Estate Securities, the Fund defines the real estate sector broadly. It includes, but is not limited to, the following:
•	Real estate investment trusts (“REITs”);
•	Real estate operating companies (“REOCs”);
•	Brokers, developers and builders of residential, commercial, and industrial properties;
•	Property management firms;
•	Finance, mortgage, and mortgage servicing firms;
•	Construction supply and equipment manufacturing companies;
•	Firms dependent on real estate holdings for revenues and profits, including lodging, leisure, timber, mining and agriculture companies; and
•	Debt securities, including securitized obligations, which are predominantly (i.e., at least 50%) supported by real estate assets.
REITs are companies that own interests in real estate or in real estate related loans or other interests, and their revenue primarily consists of rent derived from owned, income producing real estate properties and capital gains from the sale of such properties. A REIT in the United States is generally not taxed on income distributed to shareholders so long as it meets tax-related requirements, including the requirement that it distribute substantially all of its taxable income to its shareholders. Dividends from REITs are not “qualified dividends” and therefore are taxed as ordinary income rather than at the reduced capital gains rate. REIT-like entities are organized outside of the United States and maintain operations and receive tax treatment similar to that of U.S. REITs. The Fund retains the ability to invest in real estate companies of any size market capitalization. The Fund will not invest in real estate directly.
REOCs are real estate companies that have not elected to be taxed as REITs and therefore are not required to distribute taxable income and have fewer restrictions on what they can invest in.
The Fund defines an Infrastructure Security as, any company or issuer that (i) derives at least 50% of its revenue or profits, either directly or indirectly, from infrastructure assets, or (ii) commits at least 50% of its assets to activities related to infrastructure.
For purposes of selecting investments in Infrastructure Securities, the Fund defines the infrastructure sector broadly. It includes, but is not limited to, the physical structures, networks and systems of transportation, energy,
2020 Annual Report47

BROOKFIELD REAL ASSETS INCOME FUND INC.
Additional Information Regarding the Fund (Unaudited) (continued)
December 31, 2020

water and sewage, and communication. Infrastructure assets include:
•	toll roads, bridges and tunnels;
•	airports;
•	seaports;
•	electricity generation and transmission and distribution lines;
•	gathering, treating, processing, fractionation, transportation and storage of hydrocarbon products;
•	water and sewage treatment and distribution pipelines;
•	communication towers and satellites;
•	railroads; and
•	other companies with direct and indirect involvement in infrastructure through the development, construction or operation of infrastructure assets.
Infrastructure Securities also include master limited partnerships (“MLPs”).
An MLP is a publicly traded company organized as a limited partnership or limited liability company and treated as a partnership for federal income tax purposes. MLPs may derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner of an MLP is typically owned by one or more of the following: a major energy company, an investment fund, or the direct management of the MLP. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management. From time to time, the energy sector will experience volatility as a result of fluctuations in the price of oil and such volatility may continue in the future. As a result, MLPs that invest in the oil industry are subject to greater volatility than MLPs which do not invest in the oil sector.
From time to time, the Fund may invest in stapled securities to gain exposure to certain infrastructure companies. A stapled security is a security that is comprised of two parts that cannot be separated from one another. The two parts of a stapled security are a unit of a trust and a share of a company. The resulting security is influenced by both parts, and must be treated as one unit at all times, such as when buying or selling a security. The value of stapled securities and the income derived from them may fall as well as rise. Stapled securities are not obligations of, deposits in, or guaranteed by, the Fund. The listing of stapled securities on a domestic or foreign exchange does not guarantee a liquid market for stapled securities.
The Fund defines a Natural Resources Security as, any company or issuer that derives at least 50% of its revenues, profits or value, either directly or indirectly, from natural resources assets including, but not limited to:
•	Timber and Agriculture assets and securities;
•	Commodities and Commodity-Linked assets and securities, including, but not limited to, precious metals, such as gold, silver and platinum, ferrous and nonferrous metals, such as iron, aluminum and copper, metals such as uranium and titanium, hydrocarbons such as coal, oil and natural gas, timberland, undeveloped real property and agricultural commodities; and
•	Energy, including the exploration, production, processing and manufacturing of hydrocarbon-related and chemical-related products.
Commodities are assets that have tangible properties, such as oil, coal, natural gas, agricultural products, industrial metals, livestock and precious metals. In order to gain exposure to the commodities markets without
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BROOKFIELD REAL ASSETS INCOME FUND INC.
Additional Information Regarding the Fund (Unaudited) (continued)
December 31, 2020

investing directly in physical commodities, the Fund may invest in commodity index-linked notes. Commodity index-linked notes are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices. These notes are sometimes referred to as “structured notes” because the terms of these notes may be structured by the issuer and the purchaser of the note. The value of these notes will rise or fall in response to changes in the underlying commodity index and will be subject to credit and interest rate risks that typically affect debt securities.
The Fund may also invest up to 35% of its Managed Assets in equities, including common stock, preferred stock, convertible stock, and open-end and closed-end investment companies, including exchange-traded funds. The Fund may invest up to 20% of its Managed Assets in fixed income securities other than those of Real Asset Companies and Issuers, including in TIPS and other inflation-linked fixed income securities.
The Investment Adviser will determine the Fund’s strategic allocation with respect to its debt and equity investments as well as its strategic allocation with respect to its investment sub-portfolios.
The Fund intends to use leverage to seek to achieve its investment objective. The Fund currently anticipates obtaining leverage through reverse repurchase agreements and through borrowings from banks and/or other financial institutions. As a non-fundamental policy that may be changed by the Fund’s Board, the Fund may issue preferred shares or borrow money and issue debt securities (“traditional leverage”) with an aggregate liquidation preference and aggregate principal amount up to 33 1/3% of the Fund’s total assets. The use of borrowing techniques, preferred shares, debt or effective leverage (defined below) to leverage the common shares will involve greater risk to common shareholders. The Fund will monitor interest rates and market conditions and anticipates that it will leverage the common shares at some point in the future if the Fund’s Board determines that it is in the best interest of the Fund and its common shareholders. The costs of leverage will be borne solely by the common shareholders. In addition, the Fund may enter into reverse repurchase agreements, swaps, futures, securities lending, or short sales, that may provide leverage (collectively referred to as “effective leverage”). Such effective leverage will be considered leverage for the Fund’s leverage limits. The Fund may also engage in certain investment management techniques which may have effects similar to the leverage described herein and may be considered senior securities for purposes of the 1940 Act unless the Fund segregates cash or other liquid securities equal to the Fund ‘s daily marked-to-market obligations in respect of such techniques. The Fund may cover such transactions using other methods currently or in the future permitted under the 1940 Act, the rules and regulations thereunder, or orders issued by the SEC thereunder. For these purposes, interpretations and guidance provided by the SEC and its staff may be taken into account when deemed appropriate by the Fund. These segregation and coverage requirements could result in the Fund maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so, or otherwise restricting portfolio management. Such segregation and cover requirements will not limit or offset losses on related positions. The use of leverage may magnify the impact of changes in net asset value on the common shareholders. In addition, the cost of leverage could exceed the return on the securities acquired with the proceeds of the leverage, thereby diminishing returns to the common shareholders.
The Investment Adviser utilizes a fundamental, bottom-up, value-based selection methodology, taking into account short-term considerations, such as temporary market mispricing, and long-term considerations, such as values of assets and cash flows. The Investment Adviser also draws upon the expertise and knowledge within Brookfield Asset Management Inc. and its affiliates, which provides extensive owner/operator insights into industry drivers and trends. Brookfield Asset Management Inc. is a global alternative asset manager with approximately $575 billion in assets under management as of September 30, 2020, and over 100 years of experience owning and operating Real Assets, including property, infrastructure, renewable power, timberland and agricultural lands. The Investment Adviser takes a balanced approach to investing, seeking to mitigate risk through diversification, credit analysis, economic analysis and review of sector and industry trends. The Investment Adviser uses credit research to select individual securities that it believes can add value from income and/or the potential for capital appreciation. The credit research may include an assessment of an issuer’s general financial condition, its competitive positioning and management strength, as well as industry characteristics and other factors. The Investment Adviser may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold and replaced with one that presents a better value or risk/reward profile.
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RISKS
Investors should consider the following risk factors and special considerations associated with investing in the Fund. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions over the world, the risks below are heightened significantly compared to normal conditions and therefore subject the Fund’s investments and a shareholder’s investment in the Fund to elevated investment risk, including the possible loss of the entire principal amount that you invest.
Market Discount Risk. Whether investors will realize gains or losses upon the sale of the Fund’s common shares will depend upon the market price of the shares at the time of sale, which may be less or more than the Fund’s NAV per share. Since the market price of the Fund’s common shares will be affected by various factors such as the Fund’s dividend and distribution levels (which are in turn affected by expenses), dividend and distribution stability, NAV, market liquidity, the relative demand for and supply of the common shares in the market, unrealized gains, general market and economic conditions and other factors beyond the control of the Fund, it is impossible to predict whether the Fund’s common shares will trade at, below or above NAV or at, below or above the public offering price. Common shares of closed-end funds often trade at a discount from their NAVs and the Fund’s common shares may trade at such a discount. This risk may be greater for investors expecting to sell their common shares soon after completion of the public offering. The common shares of the Fund are designed primarily for long -term investors, and investors in the Fund’s common shares should not view the Fund as a vehicle for trading purposes.
Health Crisis Risk. The global pandemic outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 has resulted in substantial market volatility and global business disruption, impacting the global economy and the financial health of individual companies in significant and unforeseen ways. The duration and future impact of COVID-19 are currently unknown, which may exacerbate other types of risks that apply to the Fund and negatively impact Fund performance and the value of your investment in the Fund.
High Yield (“Junk”) Securities Risk. Investors should recognize that below investment grade and unrated securities in which the Fund will invest subject Fund shareholders to greater levels of credit risk, call risk and liquidity risk than funds that do not invest in such securities. Generally, lower rated or unrated securities of equivalent credit quality offer a higher return potential than higher rated securities but involve greater volatility of price and greater risk of loss of income and principal, including the possibility of a default or bankruptcy of the issuers of such securities. Lower rated securities and comparable unrated securities will likely have larger uncertainties or major risk exposure to adverse conditions and are predominantly speculative. The occurrence of adverse conditions and uncertainties would likely reduce the value of securities held by the Fund, with a commensurate effect on the value of the Fund’s common shares.
While the market values of lower rated securities and unrated securities of equivalent credit quality tend to react less to fluctuations in interest rate levels than do those of higher rated securities, the market value of certain of these lower rated securities also tend to be more sensitive to changes in economic conditions, including unemployment rates, inflation rates and negative investor perception than higher -rated securities. In addition, lower-rated securities and unrated securities of equivalent credit quality generally present a higher degree of credit risk, and may be less liquid than certain other fixed income securities. High yield securities in which the Fund invests may not be listed on any exchange and a secondary market for such securities may be comparatively illiquid relative to markets for other more liquid fixed income securities. Furthermore, there are fewer dealers in the market for high yield securities than for investment grade obligations. The prices quoted by different dealers may vary significantly, and the spread between the bid and asked price is generally much larger for high yield securities than for higher quality instruments. Consequently, transactions in high yield securities may involve greater costs than transactions in more actively traded securities. A lack of publicly-available information, irregular trading activity and wide bid/ask spreads among other factors, may, in certain circumstances, make high yield debt more difficult to sell at an advantageous time or price than other types of securities or instruments. These factors may result in the Fund being unable to realize full value for these securities and/or may result in the Fund not receiving the proceeds from a sale of a high yield security for an extended period after such sale, each of which could result in losses to the Fund. The Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.
High yield securities structured as zero-coupon bonds or pay-in-kind securities tend to be especially volatile as they are particularly sensitive to downward pricing pressures from rising interest rates or widening spreads and
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may require the Fund to make taxable distributions of imputed income without receiving the actual cash currency. Issuers of high yield securities may have the right to “call” or redeem the issue prior to maturity, which may result in the Fund having to reinvest the proceeds in other high yield securities or similar instruments that may pay lower interest rates.
Securities which are rated Ba by Moody’s, BB by S&P, or BB by Fitch IBCA (“Fitch”) have speculative characteristics with respect to capacity to pay interest and repay principal. Securities which are rated B generally lack the characteristics of a desirable investment, and assurance of interest and principal payments over any long period of time may be small. Securities which are rated Caa1 or CCC+ or below are of poor standing and highly speculative. Those issues may be in default or present elements of danger with respect to principal or interest. Securities rated C by Moody’s, D by S&P, or the equivalent by Fitch are in the lowest rating class. Such ratings indicate that payments are in default, or that a bankruptcy petition has been filed with respect to the issuer or that the issuer is regarded as having extremely poor prospects. It is unlikely that future payments of principal or interest will be made to the Fund with respect to these highly speculative securities other than as a result of the sale of the securities or the foreclosure or other forms of liquidation of the collateral underlying the securities.
In general, the ratings of the nationally recognized statistical rating organizations (“NRSROs”) represent the opinions of these agencies as to the quality of securities that they choose to rate. Such ratings, however, are relative and subjective, and are not absolute standards of quality and do not evaluate the market value risk of the securities. It is possible that an agency might not change its rating of a particular issue to reflect subsequent events. These ratings may be considered by the Fund in the selection of portfolio securities, but the Fund also will rely upon the independent advice of the Investment Adviser to evaluate potential investments.
Zero Coupon, Payment In-Kind and Deferred Payment Securities Risk. The Fund may invest in zero coupon bonds, deferred interest bonds, and bonds on which the interest is payable in -kind (“PIK securities”). Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond’s term to maturity. PIK securities are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments experience greater volatility in market value due to changes in interest rates than debt obligations which provide for regular payments of interest. The Fund will accrue income on such investments based on an effective interest method, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund’s dividend and distribution obligations. As a result, the Fund may have to sell securities at a time when it may be disadvantageous to do so.
Stripped Securities Risk. Stripped securities are created when the issuer separates the interest and principal components of an instrument and sells them as separate securities. In general, one security is entitled to receive the interest payments on the underlying assets (the interest only or “IO” security) and the other to receive the principal payments (the principal only or “PO” security). Some stripped securities may receive a combination of interest and principal payments. The yields to maturity on IOs and POs are sensitive to the expected or anticipated rate of principal payments (including prepayments) on the related underlying assets, and principal payments may have a material effect on yield to maturity. If the underlying assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying assets experience less than anticipated prepayments of principal, the yield on POs could be adversely affected. Stripped securities may be highly sensitive to changes in interest rates and rates of prepayment.
Distressed Securities Risk. An investment in the securities of financially distressed issuers can involve substantial risks. These securities may present a substantial risk of default or may be in default at the time of investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Among the risks inherent in investments in a troubled entity is the fact that it frequently
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may be difficult to obtain information as to the true financial condition of such issuer. The Investment Adviser’s judgment about the credit quality of the issuer and the relative value and liquidity of its securities may prove to be wrong.
Collateralized Loan Obligation (“CLO”) Risk. CLOs and other similarly structured securities are types of asset-backed securities. The cash flows from the CLO trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CLO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CLO securities as a class. The risks of an investment in a CLO depend largely on the collateral and the class of the CLO in which the Fund invests. Normally, CLOs and other similarly structured securities are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CLOs may be characterized by the Fund as illiquid securities; however, an active dealer market, or other relevant measures of liquidity, may exist for CLOs allowing a CLO potentially to be deemed liquid by the Investment Adviser under liquidity policies approved by the Fund’s Board of Directors. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CLOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund may invest in CLOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
Mortgage and Asset-Backed Securities. The Fund may invest in a variety of mortgage related and other asset-backed securities, including both commercial and residential mortgage securities and other mortgage backed instruments issued on a public or private basis. Mortgage backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. When interest rates fall, borrowers may refinance or otherwise repay principal on their mortgages earlier than scheduled. When this happens, certain types of mortgage backed securities will be paid off more quickly than originally anticipated and the Fund will have to invest the proceeds in securities with lower yields. This risk is known as “prepayment risk.”
When interest rates rise, certain types of mortgage backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall. This risk is known as “extension risk.”
Because of prepayment risk, mortgage backed securities react differently to changes in interest rates than other fixed income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage backed securities.
Like more traditional fixed income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when the Fund reinvests the proceeds of a prepayment it may receive a lower interest rate than the rate on the security that was prepaid. In a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average maturity of the Fund’s portfolio may increase. The value of longer term securities generally changes more widely in response to changes in interest rates than shorter term securities.
Residential Mortgage Backed Securities Risk. The investment characteristics of RMBS differ from those of traditional debt securities. The major differences include the fact that, on certain RMBS, prepayments of principal may be made at any time. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Subordinated classes of CMOs are entitled to receive repayment of principal in many cases only after all required principal payments have been made to more senior classes and also have subordinated rights as to receipt of interest distributions. Such subordinated classes are subject to a greater risk of non-payment than are senior classes of CMOs guaranteed by
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an agency or instrumentality of the U.S. Government.
Commercial Mortgage Backed Securities Risk. CMBS may involve the risks of delinquent payments of interest and principal, early prepayments and potentially unrecoverable principal loss from the sale of foreclosed property. Subordinated classes of CMBS are entitled to receive repayment of principal only after all required principal payments have been made to more senior classes and also have subordinated rights as to receipt of interest distributions. Such subordinated classes are subject to a greater risk of non-payment than are senior classes.
Prepayment or Call Risk. For certain types of MBS, prepayments of principal may be made at any time. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. During periods of declining mortgage interest rates, prepayments on MBS generally increase. If interest rates in general also decline, the amounts available for reinvestment by the Fund during such periods are likely to be reinvested at lower interest rates than the Fund was earning on the MBS that were prepaid, resulting in a possible decline in the Fund’s income and distributions to shareholders. If interest rates fall, it is possible that issuers of fixed income securities with high interest rates will prepay or “call” their securities before their maturity date. Under certain interest rate or prepayment scenarios, the Fund may fail to recoup fully its investment in such securities.
Inflation, Interest Rate and Bond Market Risk. The value of certain fixed income securities in the Fund’s portfolio could be affected by interest rate fluctuations. Generally, when market interest rates fall, fixed rate securities prices rise, and vice versa. Interest rate risk is the risk that the securities in the Fund’s portfolio will decline in value because of increases in market interest rates. The prices of longer -term securities fluctuate more than prices of shorter -term securities as interest rates change. These risks may be greater in the current market environment because certain interest rates are near historically low levels. The Fund’s use of leverage, as described herein, will tend to increase common stock interest rate risk. The Fund utilizes certain strategies, including taking positions in futures or interest rate swaps, for the purpose of reducing the interest rate sensitivity of fixed income securities held by the Fund and decreasing the Fund’s exposure to interest rate risk. The Fund is not required to hedge its exposure to interest rate risk and may choose not to do so. To the extent the Fund holds variable or floating rate instruments, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities, which may adversely affect the Fund’s NAV. It is likely that there will be less governmental action in the near future to maintain low interest rates. The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant, including falling market values and reduced liquidity. Substantial redemptions from bond and other income funds may worsen that impact. Other types of securities also may be adversely affected from an increase in interest rates.
Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money over time. As inflation increases, the real value of the common stock and distributions can decline. In addition, debt securities that have longer maturities tend to fluctuate more in price in response to changes in market interest rates. A decline in the prices of the portfolio securities owned by the Fund would cause a decline in the Fund’s NAV, which in turn is likely to cause a corresponding decline in the market price of the common stock. This risk is more pronounced given the current market environment because certain interest rates are near historically low levels.
Similarly, the yield spreads of the MBS and ABS in which the Fund invests, or yield differentials between the Fund’s securities and Treasury or Agency securities with comparable maturities, may widen, causing the Fund’s assets to underperform Treasury or Agency securities. The amount of public information available about MBS and ABS in the Fund’s portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical capabilities of the Investment Adviser than if the Fund were a stock or corporate bond fund. Additionally, the secondary market for certain types of MBS and ABS may be less well- developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its bonds at attractive prices.
Variable and Floating Rate Securities Risk. Variable and floating rate securities provide for adjustment in the interest rate paid on the obligations. The terms of such obligations typically provide that interest rates are adjusted based upon an interest or market rate adjustment as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as based on a change in the prime rate. Variable rate obligations typically provide for a specified periodic adjustment in the interest rate,
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while floating rate obligations typically have an interest rate which changes whenever there is a change in the external interest or market rate. Because of the interest rate adjustment feature, variable and floating rate securities provide the Fund with a certain degree of protection against rises in interest rates, although the Fund will participate in any declines in interest rates as well. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed-income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed-income securities.
Corporate Bonds Risk. Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.
Credit Risk. Credit risk is the risk that one or more bonds in the Fund’s portfolio will (1) decline in price due to deterioration of the issuer’s or underlying pool’s financial condition or other events or (2) fail to pay interest or principal when due. The prices of non-investment grade quality securities (that is, securities rated Ba or lower by Moody’s or BB or lower by S&P or Fitch) are generally more sensitive to negative developments, such as a general economic downturn or an increase in delinquencies in the pool of underlying mortgages that secure an MBS, than are the prices of higher grade securities. Non-investment grade quality securities are regarded as having predominantly speculative characteristics with respect to the issuer’s or pool’s capacity to pay interest and repay principal when due and as a result involve a greater risk of default. The market for lower-graded securities may also have less information available than the market for other securities.
Systemic Risk. Credit risk may arise through a default by one of several large institutions that are dependent on one another to meet their liquidity or operational needs, so that a default by one institution causes a series of defaults by the other institutions. This is sometimes referred to as a “systemic risk” and may adversely affect financial intermediaries, such as clearing agencies, clearing houses, securities firms and exchanges, with which the Fund interacts on a daily basis.
Issuer Risk. The value of fixed income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, reduced demand for the issuer’s goods and services, historical and prospective earnings of the issuer and the value of the assets of the issuer.
Event Risk. Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
Bank Loan Risk. Bank loans (including senior loans) are usually rated below investment grade. The market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Investments in bank loans are typically in the form of an assignment or participation. Investors in a loan participation assume the credit risk associated with the borrower and may assume the credit risk associated with an interposed financial intermediary. Accordingly, if a lead lender becomes insolvent or a loan is foreclosed, the Fund could experience delays in receiving payments or suffer a loss. In an assignment, the Fund effectively becomes a lender under the loan agreement with the same rights and obligations as the assigning bank or other financial intermediary. Accordingly, if the loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. Due to their lower place in the borrower’s capital structure and possible unsecured status, junior loans involve a higher degree of overall risk than senior loans of the same borrower. In addition, the floating rate feature of loans means that bank loans will not generally experience capital appreciation in a declining interest rate environment. Declines in interest rates may also increase prepayments of debt obligations and require the Fund to invest assets at lower yields.
The Fund that invests in senior loans may be subject to greater levels of credit risk, call risk, settlement risk and liquidity risk than funds that do not invest in such securities. Senior Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale because, among other reasons, they may not be listed on any exchange, or a secondary market for such loans may not exist or if a secondary market exists, it may be comparatively illiquid relative to markets for other more liquid fixed income securities. As a result, in some cases, transactions in senior loans may involve greater costs than transactions in more actively traded
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securities. Furthermore, restrictions on transfers in loan agreements, a lack of publicly-available information, irregular trading activity and wide bid/ask spreads among other factors, may, in certain circumstances, make senior loans more difficult to sell at what the Investment Adviser believes to be a fair price for such security. These factors may result in the Fund being unable to realize full value for the senior loans and/or may result in the Fund not receiving the proceeds from a sale of a senior loan for an extended period after such sale, each of which could result in losses to the Fund. Senior loans may have extended trade settlement periods which may result in cash not being immediately available to the Fund. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund’s NAV than if that value were based on available market quotations, and could result in significant variations in the Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. The Investment Adviser will determine the liquidity of the Fund’s investments by reference to market conditions and contractual provisions.
Leverage Risk. The Fund currently intends to use leverage to seek to achieve its investment objectives. Although the Fund may issue preferred stock or debt securities, it has no current intention to do so within the next one year of operations. The borrowing of money or issuance of debt securities and preferred stock represents the leveraging of the Fund’s common stock. In addition, the Fund may also leverage its common stock through investment techniques, such as reverse repurchase agreements, writing credit default swaps, futures or engaging in short sales. Leverage creates risks which may adversely affect the return for the holders of common stock, including:
•	the likelihood of greater volatility of NAV and market price of and distributions in the Fund’s common stock;
•	fluctuations in the dividend rates on any preferred stock or in interest rates on borrowings and short-term debt;
•	increased operating costs, which are effectively borne by common shareholders, may reduce the Fund’s total return; and
•	the potential for a decline in the value of an investment acquired with borrowed funds, while the Fund’s obligations under such borrowing or preferred stock remain fixed.
In addition, the rights of lenders and the holders of preferred stock and debt securities issued by the Fund will be senior to the rights of the holders of common stock with respect to the payment of dividends or to the distribution of assets upon liquidation. Holders of preferred stock have voting rights in addition to and separate from the voting rights of common shareholders. The holders of preferred stock, on the one hand, and the holders of the common stock, on the other, may have interests that conflict in certain situations.
Leverage is a speculative technique that could adversely affect the returns to common shareholders. Leverage can cause the Fund to lose money and can magnify the effect of any losses. To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the return of the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to common shareholders as dividends and other distributions will be reduced or potentially eliminated (or, in the case of distributions, will consist of return of capital).
The Fund will pay (and the common shareholders will bear) all costs and expenses relating to the Fund’s use of leverage, which will result in the reduction of the NAV of the common stock.
The Fund’s leverage strategy may not work as planned or achieve its goals. In addition, the amount of fees paid to the Investment Adviser will be higher if the Fund uses leverage because the fees will be calculated on the Fund’s total assets minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage), which may create an incentive for the Investment Adviser to leverage the Fund.
Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Fund’s ability to pay dividends and distributions on common stock in certain instances. The Fund may also be required to pledge its assets to the lenders in connection with certain types of borrowings. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies
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which may issue ratings for any preferred shares or short-term debt instruments issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act.
Risks of Recent Market and Economic Developments. Investing in the Fund involves market risk, which is the risk that securities held by the Fund will fall in market value due to adverse market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate and the particular circumstances and performance of particular companies whose securities the Fund holds. An investment in the Fund represents an indirect economic stake in the securities owned by the Fund. The market value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The NAV of the Fund may at any point in time be worth less than the amount at the time the shareholder invested in the Fund, even after taking into account any reinvestment of distributions.
The global pandemic outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. On March 11, 2020, the World Health Organization announced that it had made the assessment that COVID-19 can be characterized as a pandemic. COVID-19 and concern about its spread has resulted in severe disruptions to global financial markets, border closings, restrictions on travel and gatherings of any measurable amount of people, “shelter in place” orders (or the equivalent) for states, cities, metropolitan areas and countries, expedited and enhanced health screenings, quarantines, cancellations, business and school closings, disruptions to employment and supply chains, reduced productivity, severely impacted customer and client activity in virtually all markets and sectors, and a virtual cessation of normal economic activity. These events have contributed to severe market volatility, which may result in reduced liquidity, heightened volatility and negatively impact Fund performance and the value of your investment in the Fund.
Common Stock Risk. Common stock of an issuer in the Fund’s portfolio may decline in price for a variety of reasons, including if the issuer fails to make anticipated dividend payments. Common stock in which the Fund will invest is structurally subordinated to preferred stock, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stock or debt instruments of such issuers. In addition, while common stock has historically generated higher average returns over time than fixed income securities, common stock has also experienced significantly more volatility in those returns.
Preferred Securities Risk. There are special risks associated with investing in preferred securities, including:
Deferral and Omission. Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer.
Subordination . Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.
Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stock or U.S. government securities.
Limited Voting Rights. Generally, preferred securities offer no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board.
Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund.
Convertible Securities Risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. In the absence of adequate anti-dilutive provisions in a convertible security, dilution in the value of the Fund’s holding may occur in the event the underlying stock is subdivided, additional equity securities are issued for below market value, a stock dividend is declared or
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the issuer enters into another type of corporate transaction that has a similar effect.
Foreign Securities Risk. Investments in foreign securities involve certain considerations and risks not ordinarily associated with investments in securities of U.S. issuers. Foreign companies are not generally subject to the same accounting, auditing and financial standards and requirements as those applicable to U.S. companies. Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad, and it may be difficult to effect repatriation of capital invested in certain countries.
In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries.
There may be less publicly available information about a foreign company than a U.S. company. Foreign securities markets may have substantially less volume than U.S. securities markets and some foreign company securities are less liquid than securities of otherwise comparable U.S. companies. A portfolio of foreign securities may also be adversely affected by fluctuations in the rates of exchange between the currencies of different nations and by exchange control regulations. Foreign markets also have different clearance and settlement procedures that could cause the Fund to encounter difficulties in purchasing and selling securities on such markets and may result in the Fund missing attractive investment opportunities or experiencing loss. In addition, a portfolio that includes foreign securities can expect to have a higher expense ratio because of the increased transaction costs on non-U.S. securities markets and the increased costs of maintaining the custody of foreign securities.
Investments in foreign securities will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. Certain countries in which the Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates.
Emerging Markets Risk. The Fund may invest in securities of companies in an “emerging market.” An “emerging market” country is any country that is considered to be an emerging or developing country by the World Bank. Investments in emerging market securities involve a greater degree of risk than, and special risks in addition to the risks associated with, investments in domestic securities or in securities of foreign, developed countries. Foreign investment risk may be particularly high to the extent that the Fund invests in securities of issuers based or doing business in emerging market countries or invests in securities denominated in the currencies of emerging market countries. Investing in securities of issuers based or doing business in emerging markets entails all of the risks of investing in securities of foreign issuers noted above, but to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization and less social, political and economic stability; (ii) the smaller size of the market for such securities and a lower volume of trading, resulting in a lack of liquidity and in price volatility; (iii) certain national policies which may restrict the Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests and requirements that government approval be obtained prior to investment by foreign persons; (iv) certain national policies that may restrict the Fund’s repatriation of investment income, capital or the proceeds of sales of securities, including temporary restrictions on foreign capital remittances; (v) the lack of uniform accounting and auditing standards and/or standards that may be significantly different from the standards required in the United States; (vi) less publicly available financial and other information regarding issuers; (vii) potential difficulties in enforcing contractual obligations; and (viii) higher rates of inflation, higher interest rates and other economic concerns. Also, investing in emerging market countries may entail purchases of securities of issuers that are insolvent, bankrupt, in default or otherwise of questionable ability to satisfy their payment obligations as they become due, subjecting the Fund to a greater amount of credit risk and/or high yield risk.
Foreign Currency Risk. The Fund may invest in companies whose securities are denominated or quoted in currencies other than U.S. dollars or have significant operations or markets outside of the United States. In such instances, the Fund will be exposed to currency risk, including the risk of fluctuations in the exchange rate
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between U.S. dollars (in which the Fund’s shares are denominated and the distributions are paid by the Fund) and such foreign currencies. Therefore, to the extent the Fund does not hedge its foreign currency risk or the hedges are ineffective, the value of the Fund’s assets and income could be adversely affected by currency rate movements.
Certain non-U.S. currencies have been devalued in the past and might face devaluation in the future. Currency devaluations generally have a significant and adverse impact on the devaluing country’s economy in the short and intermediate term and on the financial condition and results of companies’ operations in that country. Currency devaluations may also be accompanied by significant declines in the values and liquidity of equity and debt securities of affected governmental and private sector entities generally. There can be no assurance that current or future developments with respect to foreign currency devaluations will not impair the Fund’s investment flexibility, its ability to achieve its investment objective or the value of certain of its foreign currency denominated investments.
REIT Risk. An investment in a REIT may be subject to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation and environmental liabilities, and changes in local and general economic conditions, market value, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. In addition, an investment in a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws, changes in the cost or availability of credit, or the failure by the REIT to qualify for tax-free pass-through of income under the Code, and to the risk of general declines in stock prices. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. As a shareholder in a REIT, the Fund, and indirectly the Fund’s shareholders, would bear its ratable share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses.
Special Risks of Derivative Transactions. The Fund may participate in derivative transactions. Such transactions entail certain execution, market, counterparty liquidity, hedging and tax risks. Participation in the options or futures markets, in currency transactions and in other derivatives transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Investment Adviser’s prediction of movements in the direction of the securities, foreign currency, interest rate or other referenced instruments or markets is inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Risks inherent in the use of options, foreign currency, futures contracts and options on futures contracts, securities indices and foreign currencies include:
•	dependence on the Investment Adviser’s ability to predict correctly movements in the direction of the relevant measure;
•	imperfect correlation between the price of the derivative instrument and movements in the prices of the referenced assets;
•	the fact that skills needed to use these strategies are different from those needed to select portfolio securities;
•	the possible absence of a liquid secondary market for any particular instrument at any time could expose the Fund to losses;
•	certain derivative transactions involve substantial leverage risk and may expose the Fund to potential losses that exceed the amount originally invested;
•	the possible need to defer closing out certain hedged positions to avoid adverse tax consequences;
•	the possible inability of the Fund to purchase or sell a security or instrument at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a security or instrument at a disadvantageous time due to a need for the Fund to maintain “cover” or to segregate securities in connection with the hedging techniques; and
•	the creditworthiness of counterparties.
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In October 2020, the SEC adopted Rule 18f-4 under the 1940 Act, which regulates the ability of registered investment companies to use derivatives and other transactions that create future payment or delivery obligations. Under the newly adopted Rule 18f-4, closed-end funds that use derivatives will be subject to a value-at-risk (“VaR”) leverage limit, a derivatives risk management program and testing requirements and requirements related to board reporting. These new requirements will apply unless a closed-end fund qualifies as a “limited derivatives user,” as defined under the rule. Collectively, these requirements may limit the Fund’s ability to use derivatives and/or enter into certain other financial contracts.
Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceedings. The Fund may obtain only a limited recovery, or may obtain no recovery, in such circumstances. The counterparty risk for cleared derivatives is generally lower than for uncleared over-the-counter derivative transactions since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing organization for performance of financial obligations under the derivative contract. However, there can be no assurance that a clearing organization, or its members, will satisfy its obligations to the Fund.
Liquidity Risk. Although both over-the-counter and exchange-traded derivatives markets may experience the lack of liquidity, over-the-counter non-standardized derivative transactions are generally less liquid than cleared or exchange-traded instruments. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, the liquidity of a secondary market in an exchange-traded derivative contract may be adversely affected by “daily price fluctuation limits” established by the exchanges which limit the amount of fluctuation in an exchange-traded contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. If it is not possible to close an open derivative position entered into by the Fund, the Fund would continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. The inability to close options and futures positions also could have an adverse impact on the Fund’s ability to effectively hedge its portfolio.
Risks Associated with Position Limits Applicable to Derivatives. The Fund’s investments in regulated derivatives instruments, such as swaps, futures and options, are or may in the future be subject to maximum position limits established by the U.S. Commodity Futures Trading Commission (the “CFTC”) and U.S. and foreign futures exchanges. Under the exchange rules, all accounts owned or managed by advisers, such as the Investment Adviser, their principals and affiliates would be combined for position limit purposes. In order to comply with the position limits, the Investment Adviser may in the future reduce the size of positions that would otherwise be taken for the Fund or not trade in certain markets on behalf of the Fund in order to avoid exceeding such limits. A violation of position limits by the Investment Adviser could lead to regulatory action resulting in mandatory liquidation of certain positions held by the Investment Adviser on behalf of the Fund. There can be no assurance that the Investment Adviser will liquidate positions held on behalf of all the Investment Adviser’s accounts in a proportionate manner or at favorable prices, which may result in substantial losses to the Fund.
Risks Related to the Fund’s Clearing Broker and Central Clearing Counterparty. The Commodity Exchange Act (the “CEA”) requires swaps and futures clearing brokers registered as “futures commission merchants” to segregate all funds received from customers with respect to any orders for the purchase or sale of U.S. domestic futures contracts and cleared swaps from the brokers’ proprietary assets. Similarly, the CEA requires each futures commission merchant to hold in a separate secure account all funds received from customers with respect to any orders for the purchase or sale of foreign futures contracts and segregate any such funds from the funds received with respect to domestic futures contracts. However, all funds and other property received by a clearing broker from its customers are held by the clearing broker on a commingled basis in an omnibus account and may be freely accessed by the clearing broker, which may also invest any such funds in certain instruments permitted
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under the applicable regulation. There is a risk that assets deposited by the Fund with any swaps or futures clearing broker as margin for futures contracts or cleared swaps may, in certain circumstances and to varying degrees for swaps and options contracts, be used to satisfy losses of other clients of the Fund’s clearing broker. In addition, the assets of the Fund might not be fully protected in the event of the Fund’s clearing broker’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s combined domestic customer accounts.
Similarly, the CEA requires a clearing organization approved by the CFTC as a derivatives clearing organization to segregate all funds and other property received from a clearing member’s clients in connection with domestic futures, swaps and options contracts from any funds held at the clearing organization to support the clearing member’s proprietary trading. Nevertheless, with respect to futures and options contracts, a clearing organization may use assets of a non-defaulting customer held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. With respect to cleared swaps, a clearing organization generally cannot use assets of a non-defaulting customer with limited exceptions. As a result, in the event of a default or the clearing broker’s other clients or the clearing broker’s failure to extend own funds in connection with any such default, the Fund would not be able to recover the full amount of assets deposited by the clearing broker on behalf of the Fund with the clearing organization.
Swaps. Swap agreements are types of derivatives. In order to seek to hedge the value of the Fund’s portfolio, to hedge against increases in the Fund’s cost associated with the interest payments on its outstanding borrowings or to seek to increase the Fund’s return, the Fund may enter into interest rate or credit default swap transactions. In interest rate swap transactions, there is a risk that yields will move in the direction opposite of the direction anticipated by the Fund, which would cause the Fund to make payments to its counterparty in the transaction that could adversely affect Fund performance. In addition to the risks applicable to swaps generally, credit default swap transactions involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). Credit default swaps may in some cases be illiquid, and they increase credit risk since the Fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. Additionally, to the extent the Fund sells credit default swap contracts, the Fund effectively adds economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap in the event of a default of the referenced debt obligation. The Fund is not required to enter into interest rate or credit default swap transactions for hedging purposes or to enhance its return, and may choose not to do so.
Over-the-Counter Trading Risk. Derivative instruments, such as swap agreements, that may be purchased or sold by the Fund may include instruments not traded on an exchange. The risk of nonperformance by the counterparty to an instrument is generally greater than, and the ease with which the Fund can dispose of or enter into closing transactions with respect to an instrument is generally less than, the risk associated with an exchange traded instrument. In addition, greater disparities may exist between “bid” and “asked” prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges also are not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with the transactions.
Tracking Risk. The value of the derivatives that the Fund uses to gain commodities exposure may not correlate to the values of the underlying commodities. When used for hedging purposes, an imperfect or variable degree of correlation between price or rate movements of the derivative instrument and the underlying investment sought to be hedged may prevent the Fund from achieving the intended hedging effect or expose the Fund to risk of loss.
Short Sales Risk. The Fund may take short positions in securities that the Adviser believes may decline in price or in the aggregate may underperform broad market benchmarks. The Fund may also engage in derivatives transactions that provide similar short exposure. In times of unusual or adverse market, economic, regulatory or political conditions, the Fund may not be able, fully or partially, to implement its short selling strategy.
Short sales are transactions in which the Fund sells a security or other instrument (such as an option, forward, futures or other derivative contract) that it does not own. Short selling allows the Fund to profit from a decline in market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the
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short sale price, resulting in a loss. The Fund may have substantial short positions and must borrow those securities to make delivery to the buyer. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.
Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot go below zero. The use of short sales in combination with long positions in the Fund’s portfolio in an attempt to improve performance or reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that the Fund’s long securities positions will decline in value at the same time that the value of its short securities positions increase, thereby increasing potential losses to the Fund. In addition, the Fund’s short selling strategies will limit its ability to fully benefit from increases in the securities markets.
Securities Lending Risk. The Fund may lend its portfolio securities to banks or dealers which meet the creditworthiness standards established by the Board of Directors. Securities lending is subject to the risk that loaned securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price. Any loss in the market price of securities loaned by the Fund that occurs during the term of the loan would be borne by the Fund and would adversely affect the Fund’s performance. Also, there may be delays in recovery, or no recovery, of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding.
Repurchase Agreements Risk. Subject to its investment objectives and policies, the Fund may invest in repurchase agreements for leverage or investment purposes. Repurchase agreements typically involve the acquisition by the Fund of fixed income securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell the securities back to the institution at a fixed time in the future. The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including possible decline in the value of the underlying security during the period in which the Fund seeks to enforce its rights thereto; possible lack of access to income on the underlying security during this period; and expenses of enforcing its rights. While repurchase agreements involve certain risks not associated with direct investments in fixed income securities, the Fund follows procedures approved by the Board of Directors that are designed to minimize such risks. In addition, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund generally will seek to liquidate such collateral. However, the exercise of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.
Reverse Repurchase Agreements Risk. Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense of the Fund, that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities and that the securities may not be returned to the Fund. There is no assurance that reverse repurchase agreements can be successfully employed.
Illiquid and Restricted Securities Risk. The Fund may invest in restricted securities and otherwise illiquid investments. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale such as Rule 144A securities. They may include private placement securities that have not been registered under the Securities Act of 1933, as amended (the “Securities Act”). Restricted securities may not be listed on an exchange and may or may not have an active trading market. An illiquid investment is a security or other investment that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the investment. Restricted securities often can be resold only in privately negotiated transactions with a limited number of purchasers or in a public offering registered under the Securities Act. Considerable delay could be encountered in either event and, unless otherwise contractually provided for, the
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Fund’s proceeds upon sale may be reduced by the costs of registration or underwriting discounts. The difficulties and delays associated with such transactions could result in the Fund’s inability to realize a favorable price upon disposition of restricted securities, and at times might make disposition of such securities impossible. In addition, the Fund may be unable to sell other illiquid investments when it desires to do so, resulting in the Fund’s obtaining a lower price or being required to retain the investment. Illiquid investments generally must be valued at fair value, which is inherently less precise than utilizing market values for liquid investments, and may lead to differences between the price at which a security is valued for determining the Fund’s NAV and the price the Fund actually receives upon sale.
LIBOR Risk. London Interbank Offered Rate (“LIBOR”). The Fund may invest in certain instruments including, but not limited to, repurchase agreements, collateralized loan obligations and mortgage-backed securities, that rely in some fashion upon LIBOR. The Fund also utilizes leverage primarily based on LIBOR. LIBOR is an average interest rate, determined by the ICE Benchmark Administration (“IBA”), that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. In November 2020, IBA announced that it will consult on its intention to cease publication of (i) euro, sterling, Swiss franc and yen LIBORs after December 31, 2021, (ii) one-week and two-week U.S. dollar LIBORs after December 31, 2021 and (iii) all other tenors of U.S. dollar LIBORs after June 30, 2023. Acknowledging IBA’s announcement regarding U.S. dollar LIBOR, the Federal Reserve Board, the Federal Deposit Insurance Corporation and the Office of the Comptroller of the Currency noted that extending the publication of U.S. dollar LIBOR until June 30, 2023 would allow most legacy U.S. dollar LIBOR contracts to mature before LIBOR experiences disruptions and cautioned that banks entering into new contracts that use U.S. dollar LIBOR as a reference rate after December 31, 2021 would create safety and soundness risks.
At this time, no consensus exists as to what rate or rates will become accepted alternatives to LIBOR, although the U.S. Federal Reserve, in connection with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, is considering replacing U.S. dollar LIBOR with the Secured Overnight Financing Rate (“SOFR”). Given the inherent differences between LIBOR and SOFR, or any other alternative benchmark rate that may be established, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. For example, certain of the Fund’s investments may involve individual contracts that have no existing fallback provision or language that contemplates the discontinuation of LIBOR, and those investments could experience increased volatility or illiquidity as a result of the transition process. In addition, interest rate provisions included in such contracts may need to be renegotiated in contemplation of the transition away from LIBOR. The transition may also result in a reduction in the value of certain instruments held by the Fund, including those described in this paragraph, or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.
Corporate Loans Risk. In furtherance of its primary investment objective and subject to its investment policies and limitations, the Fund may also invest in primary or secondary market purchases of loans or participation interests in loans extended to corporate borrowers or sovereign governmental entities by commercial banks and other financial institutions (“Corporate Loans”). As in the case of lower grade securities, the Corporate Loans in which the Fund may invest may be rated below investment grade (lower than Baa by Moody’s and lower than BBB by S&P) or may be unrated but of comparable quality in the judgment of the Investment Adviser. As in the case of lower grade securities, such Corporate Loans can be expected to provide higher yields than lower-yielding, higher-rated fixed income securities but may be subject to greater risk of loss of principal and income. The risks of investment in such Corporate Loans are similar in many respects to those of investment in lower grade securities. There are, however, some significant differences between Corporate Loans and lower grade securities. Corporate Loans are frequently secured by pledges of liens and security interests in the assets of the borrower, and the holders of Corporate Loans are frequently the beneficiaries of debt service subordination provisions imposed on the borrower’s bondholders. These arrangements are designed to give Corporate Loan investors preferential treatment over investors in lower grade securities in the event of a deterioration in the credit quality of the issuer. Even when these arrangements exist, however, there can be no assurance that the principal and interest owed on
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the Corporate Loans will be repaid in full. Corporate Loans generally bear interest at rates set at a margin above a generally recognized base lending rate that may fluctuate on a day to day basis, in the case of the prime rate of a U.S. bank, or which may be adjusted on set dates, typically every 30 days but generally not more than one year, in the case of LIBOR. Consequently, the value of Corporate Loans held by the Fund may be expected to fluctuate significantly less than the value of fixed rate lower grade securities as a result of changes in the interest rate environment. On the other hand, the secondary dealer market for Corporate Loans is not as well developed as the secondary dealer market for lower grade securities, and therefore presents increased market risk relating to liquidity and pricing concerns.
U.S. Government Securities Risk. Some U.S. Government securities, such as Treasury bills, notes, and bonds and mortgage-backed securities guaranteed by the Government National Mortgage Association (Ginnie Mae), are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others are supported only by the credit of the issuing agency, instrumentality, or enterprise. Although U.S. Government-sponsored enterprises may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury, their obligations are not supported by the full faith and credit of the U.S. Government, and so investments in their securities or obligations issued by them involve greater risk than investments in other types of U.S. Government securities. In addition, certain governmental entities have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability or investment character of securities issued or guaranteed by these entities.
The events surrounding the U.S. federal government debt ceiling and any resulting agreement could adversely affect the Fund’s ability to achieve its investment objectives. On August 5, 2011, S&P lowered its long-term sovereign credit rating on the U.S. The downgrade by S&P and other future downgrades could increase volatility in both stock and bond markets, result in higher interest rates and lower Treasury prices and increase the costs of all kinds of debt. These events and similar events in other areas of the world could have significant adverse effects on the economy generally and could result in significant adverse impacts on issuers of securities held by the Fund and the Fund itself. The Investment Adviser cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on the Fund’s portfolio. The Investment Adviser may not timely anticipate or manage existing, new or additional risks, contingencies or developments.
Municipal Securities Risk. The amount of public information available about municipal securities is generally less than that for corporate equities or bonds, and the investment performance of the Fund’s municipal securities investments may therefore be more dependent on the analytical abilities of the Investment Adviser. The secondary market for municipal securities, particularly below investment grade municipal securities, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell such securities at prices approximating those at which the Fund may currently value them. In addition, many state and municipal governments that issue securities are under significant economic and financial stress and may not be able to satisfy their obligations. The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. Issuers of municipal securities might seek protection under bankruptcy laws. In the event of bankruptcy of such an issuer, holders of municipal securities could experience delays in collecting principal and interest and such holders may not be able to collect all principal and interest to which they are entitled.
Mezzanine Loan Risk. Mezzanine loans involve certain considerations and risks. For example, the terms of mezzanine loans may restrict transfer of the interests securing such loans (including an involuntary transfer upon foreclosure) or may require the consent of the senior lender or other members or partners of or equity holders in the related real estate company, or may otherwise prohibit a change of control of the related real estate company. These and other limitations on realization on the collateral securing a mezzanine loan or the practical limitations on the availability and effectiveness of such a remedy may affect the likelihood of repayment in the event of a default.
When-Issued, Forward Commitment and Delayed Delivery Transactions Risk. When-issued, forward commitment and delayed delivery transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place in the future to secure an advantageous yield or price. Securities purchased on a
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when-issued, forward commitment or delayed delivery basis may expose the Fund to counterparty risk of default as well as the risk that securities may experience fluctuations in value prior to their actual delivery. The Fund will not accrue income with respect to a when-issued, forward commitment or delayed delivery security prior to its stated delivery date. Purchasing securities on a when-issued, forward commitment or delayed delivery basis can involve the additional risk that the price or yield available in the market when the delivery takes place may not be as favorable as that obtained in the transaction itself.
Risks Associated With Long-Term Objective; Not a Complete Investment Program. The Fund is intended for investors seeking a high level of total return, with an emphasis on income. The Fund is not meant to provide a vehicle for those who wish to exploit short-term swings in the stock market and is intended for long-term investors. An investment in shares of the Fund should not be considered a complete investment program. Each shareholder should take into account the Fund’s investment objective as well as the shareholder’s other investments when considering an investment in the Fund.
Management Risk. The Fund is subject to management risk because its portfolio will be actively managed. The Investment Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.
Potential Conflicts of Interest Risk. The Investment Adviser and its affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. The Investment Adviser and its affiliates may provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. Subject to the requirements of the 1940 Act, the Investment Adviser and its affiliates intend to engage in such activities and may receive compensation from third parties for their services. Neither the Investment Adviser nor its affiliates are under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, the Investment Adviser and its affiliates may compete with the Fund for appropriate investment opportunities. The results of the Fund’s investment activities, therefore, may differ from those of other accounts managed by the Investment Adviser and its affiliates, and it is possible that the Fund could sustain losses during periods in which one or more of the proprietary or other accounts managed by the Investment Adviser or its affiliates achieve profits. The Investment Adviser has informed the Fund’s Board of Directors that the investment professionals associated with the Investment Adviser are actively involved in other investment activities not concerning the Fund and will not be able to devote all of their time to the Fund’s business and affairs. The Investment Adviser and its affiliates have adopted policies and procedures designed to address potential conflicts of interests and to allocate investments among the accounts managed by the Investment Adviser and its affiliates in a fair and equitable manner.
Anti-Takeover Provisions Risk. The Fund’s charter and Bylaws contain provisions that may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of the shareholders. Such provisions may discourage outside parties from seeking control of the Fund or seeking to change the composition of its Board of Directors, which could result in shareholders not having the opportunity to realize a price greater than the current market price for their shares at some time in the future.
The Fund’s charter classifies the Fund’s Board of Directors into three classes, with each class of directors serving until the third annual meeting following their election and until their successors are duly elected and qualified, and authorizes the Board of Directors to cause the Fund to issue additional shares of stock. The Board of Directors of The Fund also may classify or reclassify any unissued common shares into one or more classes or series of stock, including preferred stock, may set the terms of each class or series and may authorize the Fund to issue the newly-classified or reclassified shares, in each such instance without shareholder approval.
These provisions could have the effect of depriving common shareholders of opportunities to sell their common shares at a premium over the then current market price of the common shares.
Unrated Securities Risk. Because the Fund may purchase securities that are not rated by any rating organization, the Investment Adviser may internally assign ratings to certain of those securities, after assessing their credit quality, in categories of those similar to those of rating organizations. Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price.
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Valuation Risk. The Investment Adviser may use an independent pricing service or prices provided by dealers to value certain fixed income securities at their market value. Because the secondary markets for certain investments may be limited, they may be difficult to value. When market quotations are not readily available or are deemed to be unreliable, The Fund values its investments at fair value as determined in good faith pursuant to policies and procedures approved by the Board of Directors. Fair value pricing may require subjective determinations about the value of a security or other asset. As a result, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets, or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset. Where market quotations are not readily available, valuation may require more research than for more liquid investments. In addition, elements of judgment may play a greater role in valuation in such cases than for investments with a more active secondary market because there is less reliable objective data available.
Risks Associated With Status as a Regulated Investment Company. The Fund intends to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Code. Qualification requires, among other things, compliance by the Fund with certain distribution requirements. Statutory limitations on distributions on the common shares if the Fund is leveraged and fails to satisfy the 1940 Act’s asset coverage requirements could jeopardize the Fund’s ability to meet such distribution requirements. The Fund presently intends, however, to purchase or redeem any outstanding leverage to the extent necessary in order to maintain compliance with such asset coverage requirements.
Risks Associated with Recent Commodity Futures Trading Commission Rulemaking. The Investment Adviser has claimed an exclusion from definition of the term “commodity pool operator” in accordance with Rule 4.5 promulgated by the CFTC with respect to The Fund, so that the Investment Adviser is not subject to registration or regulation as a commodity pool operator under the CEA. In order to maintain the exclusion for the Investment Adviser, the Fund must invest no more than a prescribed level of its liquidation value in futures, swaps and certain other derivative instruments subject to CEA jurisdiction and the Fund must not market itself as providing investment exposure to such instruments. If the Fund’s investments no longer qualify for the exclusion, the Investment Adviser may be subject to the CFTC registration requirement, and the disclosure and operations of the Fund would need to comply with all applicable regulations governing commodity pools and commodity pool operators. Compliance with these additional registration and regulatory requirements may increase operating expenses. Other potentially adverse regulatory requirements may develop.
Exchange-Traded Fund Risk. ETFs are typically open-end investment companies that are bought and sold on a national securities exchange. When the Fund invests in an ETF, it will bear additional expenses based on its pro rata share of the ETF’s operating expenses, including the potential duplication of management fees. The risk of owning an ETF generally reflects the risks of owning the underlying securities it holds. Many ETFs seek to replicate a specific benchmark index. However, an ETF may not fully replicate the performance of its benchmark index for many reasons, including because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of stocks held. Inverse ETFs are subject to the risk that their performance will fall as the value of their benchmark indices rises. Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities it holds. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF. The Fund also will incur brokerage costs when it purchases ETFs.
If the Fund invests in shares of another mutual fund, shareholders will indirectly bear fees and expenses charged by the underlying mutual funds in which the Fund invests in addition to the Fund’s direct fees and expenses. Furthermore, investments in other mutual funds could affect the timing, amount and character of distributions to shareholders and therefore may increase the amount of taxes payable by investors in the Fund.
Exchange-Traded Note Risk. ETNs are subject to the credit risk of the issuer. The value of an ETN will vary and will be influenced by its time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying securities, currency and commodities markets as well as changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced index. There may be restrictions on the Fund’s right to redeem its investment in an ETN, which is meant to be held until maturity. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.
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Brexit Risk. In a public referendum in June 2016, the United Kingdom voted to leave the European Union in a process now commonly referred to as “Brexit”. On January 31, 2020, the United Kingdom officially withdrew from the European Union and entered into a transition period until December 31, 2020, during which the United Kingdom will effectively remain in the European Union from an economic perspective but will no longer have political representation in the European Union parliament. During the transition period, the United Kingdom and European Union has sought to negotiate and finalize a new trade agreement, but the parties have yet to agree on a deal. It is possible that the transition period could be extended for up to two years. There is considerable uncertainty surrounding the outcome of the negotiations for a new trade agreement, including whether that parties will be able to agree and implement a new trade agreement or what the nature of such trade arrangement will be and the impact of Brexit on the United Kingdom, the European Union and the broader global economy may be significant. As a result of the political divisions within the United Kingdom and between the United Kingdom and the European Union that the referendum vote and the negotiations have highlighted and the uncertain consequences of Brexit, the United Kingdom and European economies and the broader global economy could be significantly impacted, which may result in increased volatility and illiquidity and potentially lower economic growth on markets in the United Kingdom, Europe and globally, which could potentially have an adverse effect on the value of the Fund’s investments. In addition to concerns related to the effect of Brexit, that referendum may inspire similar initiatives in other European Union member countries, producing further risks for global financial markets.
Small- and Mid-Capitalization Risk. The Fund may invest across large-, mid-, and small-capitalization stocks. From time to time, the Fund may invest its assets in small- and medium-size companies. Such investments entail greater risk than investments in larger, more established companies. Small- and medium-size companies may have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result of these risks and uncertainties, the returns from these small- and medium-size stocks may trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-capitalization stocks.
Defensive Investments. When adverse market or economic conditions occur, the Fund may temporarily invest all or a portion of its assets in defensive investments that are short-term and liquid. Such investments include U.S. government securities, certificates of deposit, banker’s acceptances, time deposits, repurchase agreements, and other high quality debt instruments. When following a defensive strategy, the Fund will be less likely to achieve its investment objective.
Portfolio Selection Risk. The Investment Adviser’s judgment about the quality, relative yield, relative value or market trends affecting a particular sector or region, market segment, security or about interest rates generally may prove to be incorrect.
Portfolio Turnover Risk. A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains, which may subject you to a higher tax liability. A high portfolio turnover rate also leads to higher transaction costs.
MLP Risk. An MLP that invests in a particular industry (e.g. oil and gas) will be harmed by detrimental economic events within that industry. Recently, the energy sector has experienced significant volatility as a result of fluctuations in the price of oil and such volatility may continue in the future. As a result, MLPs that invest in the oil industry are subject to greater volatility than MLPs which do not invest in the oil sector. As partnerships, MLPs may be subject to less regulation (and less protection for investors) under state laws than corporations. In addition, MLPs may be subject to state taxation in certain jurisdictions, which may reduce the amount of income an MLP pays to its investors.
Real Estate Market Risk. The Fund will not invest in real estate directly, but only in securities issued by real estate companies. However, because the Fund has significant exposure to the real estate sector, the Fund is also subject to the risks associated with the direct ownership of real estate. These risks include:
•	declines in the value of real estate;
•	risks related to general and local economic conditions;
•	possible lack of availability of mortgage funds;
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•	overbuilding;
•	extended vacancies of properties;
•	increased competition;
•	increases in property taxes and operating expenses;
•	changes in zoning laws;
•	losses due to costs resulting from the clean-up of environmental problems;
•	liability to third parties for damages resulting from environmental problems;
•	casualty or condemnation losses;
•	limitations on rents;
•	changes in neighborhood values and the appeal of properties to tenants; and
•	changes in interest rates.
Thus, the value of the Fund’s shares may change at different rates compared to the value of shares of the Fund with investments in a mix of different industries.
Concentration Risk. Concentration risk is the risk that The Fund’s investments in the securities of companies in one industry will cause the Fund to be more exposed to developments affecting a single industry or market sector than a more broadly diversified fund would be. The Fund may be subject to greater volatility with respect to its portfolio securities than the Fund that is more broadly diversified.
Fixed Income Risk. The prices of fixed income securities react to economic developments, particularly interest rate changes, as well as to perceptions about the credit risk of individual issuers. Increases in interest rates can cause the prices of the Fund’s fixed income securities to decline, and the level of current income from a portfolio of fixed income securities may decline in certain interest rate environments. These risks may be greater in the current market environment because interest rates are near historically low levels. It is likely that there will be less governmental action in the near future to maintain low interest rates. The negative impact on fixed income securities from the resulting rate increases for that and other reasons may be swift and significant.
Following the financial crisis of 2008, the Federal Reserve Board lowered the target range for the federal funds rate to near zero and implemented quantitative easing programs. Quantitative easing ended in 2014. In a statement issued in March 2015, the Federal Open Market Committee stated that it anticipated that it would be appropriate to raise the target range for the federal funds rate when it had seen some further improvement in the labor market and was reasonably confident that inflation would move back to its two percent objective over the medium term. In December 2015, the Federal Open Market Committee decided to raise the target range for the federal funds rate to one-quarter to one-half percent and addressed how it would determine the timing and size of future adjustments to the target range for the federal funds rate.
Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.
Return of Capital Risk. The Fund expects to make quarterly distributions at a level percentage rate regardless of its quarterly performance. All or a portion of such distributions may represent a return of capital. A return of capital is the portion of the distribution representing the return of your investment in the Fund. A return of capital is tax-free to the extent of a shareholder’s basis in the Fund’s shares and reduces the shareholder’s basis to that extent.
Commercial Paper Risk. Commercial paper includes short-term unsecured promissory notes, variable rate demand notes, and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations, and financial institutions as well as similar taxable and tax-exempt instruments issued by government agencies and instrumentalities. These instruments are generally unsecured, which increases the credit risk
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associated with this type of investment.
Stapled Security Risk. A stapled security is a security that is comprised of two parts that cannot be separated from one another. The two parts of a stapled security are a unit of a trust and a share of a company. The resulting security is influenced by both parts, and must be treated as one unit at all times, such as when buying or selling a security. The value of stapled securities and the income derived from them may fall as well as rise. Stapled securities are not obligations of, deposits in, or guaranteed by the Fund. The listing of stapled securities on a domestic or foreign exchange does not guarantee a liquid market for stapled securities.
Investment Grade Securities Risk. Investment grade corporate securities are securities rated BBB- or above by Standard and Poor’s Corporation or Fitch IBCA or Baa3 or above by Moody’s Investors Service, Inc. or, if non-rated, are determined by the Investment Adviser to be of comparable credit quality. Investment grade corporate securities are fixed income securities issued by U.S. corporations, including debt securities, convertible securities and preferred stock. Ratings are only the opinions of the companies issuing them and are not guarantees as to quality.
Short-term Debt Obligations Risk. The Fund may invest in certain bank obligations including certificates of deposit, bankers’ acceptances, time deposits and promissory notes that earn a specified rate of return and may be issued by (i) a domestic branch of a domestic bank, (ii) a foreign branch of a domestic bank, (iii) a domestic branch of a foreign bank or (iv) a foreign branch of a foreign bank. Bank obligations may be structured as fixed-, variable- or floating-rate obligations.
Certificates of deposit, or so-called CDs, typically are interest-bearing debt instruments issued by banks and have maturities ranging from a few weeks to several years. Yankee dollar certificates of deposit are negotiable CDs issued in the United States by branches and agencies of foreign banks. Eurodollar certificates of deposit are CDs issued by foreign banks with interest and principal paid in U.S. dollars. Eurodollar and Yankee Dollar CDs typically have maturities of less than two years and have interest rates that typically are pegged to the London Interbank Offered Rate or LIBOR. Bankers’ acceptances are time drafts drawn on and accepted by banks, are a customary means of effecting payment for merchandise sold in import-export transactions and are a general source of financing. A time deposit can be either a savings account or CD that is an obligation of a financial institution for a fixed term. Typically, there are penalties for early withdrawals of time deposits.
Promissory notes are written commitments of the maker to pay the payee a specified sum of money either on demand or at a fixed or determinable future date, with or without interest.
Bank investment contracts are issued by banks. Pursuant to such contracts, the Fund may make cash contributions to a deposit fund of a bank. The bank then credits to the Fund payments at floating or fixed interest rates. The Fund also may hold funds on deposit with its custodian for temporary purposes.
Certain bank obligations, such as some CDs, are insured by the FDIC up to certain specified limits. Many other bank obligations, however, are neither guaranteed nor insured by the FDIC or the U.S. Government. These bank obligations are “backed” only by the creditworthiness of the issuing bank or parent financial institution. Domestic and foreign banks are subject to different governmental regulation. Accordingly, certain obligations of foreign banks, including Eurodollar and Yankee dollar obligations, involve different and/or heightened investment risks than those affecting obligations of domestic banks, including, among others, the possibilities that: (i) their liquidity could be impaired because of political or economic developments; (ii) the obligations may be less marketable than comparable obligations of domestic banks; (iii) a foreign jurisdiction might impose withholding and other taxes at high levels on interest income; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions such as exchange controls may be imposed, which could adversely affect the payment of principal and/or interest on those obligations; (vi) there may be less publicly available information concerning foreign banks issuing the obligations; and (vii) the reserve requirements and accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ (including, less stringent) from those applicable to domestic banks. Foreign banks generally are not subject to examination by any U.S. Government agency or instrumentality.
Income and Distribution Risk. The income that shareholders receive from the Fund is expected to be based in part on income from short-term gains that the Fund earns from dividends and other distributions received from its investments. If the distribution rates or yields of the Fund’s holdings decrease, shareholders’ income from that
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Fund could decline. In selecting equity income securities in which the Fund will invest, the Investment Adviser will consider the issuer’s history of making regular periodic distributions (i.e., dividends) to its equity holders. An issuer’s history of paying dividends or other distributions, however, does not guarantee that the issuer will continue to pay dividends or other distributions in the future. The dividend income stream associated with equity income securities generally is not fixed but are elected and declared at the discretion of the issuer’s board of directors and will be subordinate to payment obligations of the issuer on its debt and other liabilities. Accordingly, an issuer may forgo paying dividends on its equity securities. In addition, because in most instances issuers are not obligated to make periodic distributions to the holders of their equity securities, such distributions or dividends generally may be discontinued at the issuer’s discretion. There can be no assurance that monthly distributions paid by the Fund to the shareholders will be maintained at initial levels or increase over time.
Asset Allocation Risk. The Fund is subject to the risk that the Investment Adviser’s selection and weighting of asset classes may cause the Fund to fail to meet its investment objective, cause the Fund to underperform other funds with a similar investment objective or cause an investor to lose money.
Commodity-Related Investments Risk. The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include weather, embargoes, tariffs, and health, political, international and regulatory developments. Economic and other events (whether real or perceived) can reduce the demand for commodities, which may reduce market prices and cause the value of Fund shares to fall. The frequency and magnitude of such changes cannot be predicted. Exposure to commodities and commodities markets may subject a fund to greater volatility than investments in traditional securities. No active trading market may exist for certain commodities investments, which may impair the ability of a fund to sell or to realize the full value of such investments in the event of the need to liquidate such investments. In addition, adverse market conditions may impair the liquidity of actively traded commodities investments. Certain types of commodities instruments (such as commodity swaps) are subject to the risk that the counterparty to the instrument will not perform or will be unable to perform in accordance with the terms of the instrument.
Construction and Development Risk. Investments in new or development stage infrastructure projects, likely retain some risk that the project will not be completed within budget, within the agreed time frame and to the agreed specification. During the construction or development phase, the major risks of delay include political opposition, regulatory and permitting delays, delays in procuring sites, strikes, disputes, environmental issues, force majeure, or failure by one or more of the infrastructure investment participants to perform in a timely manner their contractual, financial or other commitments. These delays in the projected completion of a project could result in delays in the commencement of cash flow and an increase in the capital needed to complete construction, which may have a material adverse effect on the Fund’s financial performance.
Contingent Convertible Securities Risk. Contingent convertible securities (“CoCos”) have no stated maturity, have fully discretionary coupons and are typically issued in the form of subordinated debt instruments. CoCos generally either convert into equity or have their principal written down upon the occurrence of certain triggering events (“triggers”) linked to regulatory capital thresholds or regulatory actions relating to the issuer’s continued viability. As a result, an investment by the Fund in CoCos is subject to the risk that coupon (i.e., interest) payments may be cancelled by the issuer or a regulatory authority in order to help the issuer absorb losses. An investment by the Fund in CoCos is also subject to the risk that, in the event of the liquidation, dissolution or winding-up of an issuer prior to a trigger event, the Fund’s rights and claims will generally rank junior to the claims of holders of the issuer’s other debt obligations. In addition, if CoCos held by the Fund are converted into the issuer’s underlying equity securities following a trigger event, the Fund’s holding may be further subordinated due to the conversion from a debt to equity instrument. Further, the value of an investment in CoCos is unpredictable and will be influenced by many factors and risks, including interest rate risk, credit risk, market risk and liquidity risk. An investment by the Fund in CoCos may result in losses to the Fund.
Equity Securities Risk. Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure to debt securities and consequently may entail greater risk of loss than debt securities. Equity securities are subject to the risk that stock prices may rise and fall in periodic cycles and may perform poorly relative to other investments. This risk may be greater in the short term.
Gold and Other Precious Metals Risk. Investments related to gold and other precious metals are considered speculative and are affected by a variety of worldwide economic, financial and political factors. The price of gold and other precious metals may fluctuate sharply over short periods of time due to changes in inflation or
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expectations regarding inflation in various countries, the availability of supplies of gold and other precious metals, changes in industrial and commercial demand, gold and other precious metals sales by governments, central banks or international agencies, investment speculation, monetary and other economic policies of various governments and government restrictions on private ownership of gold and other precious metals. No income is derived from holding physical gold or other precious metals, which is unlike securities that may pay dividends or make other current payments. Although the Fund has contractual protections with respect to the credit risk of their custodian, gold held in physical form (even in a segregated account) involves the risk of delay in obtaining the assets in the case of bankruptcy or insolvency of the custodian. This could impair disposition of the assets under those circumstances. If it holds physical gold, the Fund is also subject to an increased risk of loss and expense in connection with the transportation of such assets to and from the Fund’s custodian. In addition, income derived from trading in gold and other precious metals may result in negative tax consequences due to appreciation in value, which could limit the ability of the Fund to sell its holdings of physical gold and certain ETFs at the desired time.
Infrastructure Risk. The Fund’s investments in Infrastructure Securities involve risks. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. The following is a summary of specific risks infrastructure companies may be particularly affected by or subject to:
Regulatory Risk. Infrastructure companies may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to services, the imposition of special tariffs and changes in tax laws, environmental laws and regulations, regulatory policies, accounting standards and general changes in market sentiment towards infrastructure assets. Infrastructure companies’ inability to predict, influence or respond appropriately to changes in law or regulatory schemes could adversely impact their results of operations.
Technology Risk. This risk arises where a change could occur in the way a service or product is delivered rendering the existing technology obsolete. While the risk could be considered low in the infrastructure sector given the massive fixed costs involved in constructing assets and the fact that many infrastructure technologies are well-established, any technology change that occurs over the medium term could threaten the profitability of an infrastructure company. If such a change were to occur, these assets may have very few alternative uses should they become obsolete.
Regional or Geographic Risk. This risk arises where an infrastructure company’s assets are not movable. Should an event that somehow impairs the performance of an infrastructure company’s assets occur in the geographic location where the issuer operates those assets, the performance of the issuer may be adversely affected.
Natural Disasters Risk. Natural risks, such as earthquakes, flood, lightning, hurricanes and wind, are risks facing certain infrastructure companies. Extreme weather patterns, or the threat thereof, could result in substantial damage to the facilities of certain companies located in the affected areas, and significant volatility in the products or services of infrastructure companies could adversely impact the prices of the securities of such issuer.
Through-put Risk. The revenue of many infrastructure companies may be impacted by the number of users who use the products or services produced by the infrastructure company. A significant decrease in the number of users may negatively impact the profitability of an infrastructure company.
Project Risk. To the extent the Fund invests in infrastructure companies which are dependent to a significant extent on new infrastructure projects, the Fund may be exposed to the risk that the project will not be completed within budget, within the agreed time frame or to agreed specifications. Each of these factors may adversely affect the Fund’s return from that investment.
Strategic Asset Risk. Infrastructure companies may control significant strategic assets. Strategic assets are assets that have a national or regional profile, and may have monopolistic characteristics. The very nature of these assets could generate additional risk not common in other industry sectors. Given the national or regional profile and/or their irreplaceable nature, strategic assets may constitute a higher risk target for terrorist acts or political actions.
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Given the essential nature of the products or services provided by infrastructure companies, there is also a higher probability that the services provided by such issuers will be in constant demand. Should an infrastructure company fail to make such services available, users of such services may incur significant damage and may, due to the characteristics of the strategic assets, be unable to replace the supply or mitigate any such damage, thereby heightening any potential loss.
Operation Risk. The long-term profitability of an infrastructure company may be partly dependent on the efficient operation and maintenance of its infrastructure assets. Should an infrastructure company fail to efficiently maintain and operate the assets, the infrastructure company’s ability to maintain payments of dividends or interest to investors may be impaired. The destruction or loss of an infrastructure asset may have a major impact on the infrastructure company. Failure by the infrastructure company to carry adequate insurance or to operate the asset appropriately could lead to significant losses and damages.
Customer Risk. Infrastructure companies can have a narrow customer base. Should these customers or counterparties fail to pay their contractual obligations, significant revenues could cease and not be replaceable. This would affect the profitability of the infrastructure company and the value of any securities or other instruments it has issued.
Interest Rate Risk. Infrastructure assets can be highly leveraged. As such, movements in the level of interest rates may affect the returns from these assets more significantly than other assets in some instances. The structure and nature of the debt encumbering an infrastructure asset may therefore be an important element to consider in assessing the interest risk of the infrastructure asset. In particular, the type of facilities, maturity profile, rates being paid, fixed versus variable components and covenants in place (including the manner in which they affect returns to equity holders) are crucial factors in assessing any interest rate risk. Due to the nature of infrastructure assets, the impact of interest rate fluctuations may be greater for infrastructure companies than for the economy as a whole in the country in which the interest rate fluctuation occurs.
Inflation Risk. Many companies operating in the infrastructure sector may have fixed income streams and, therefore, be unable to pay higher dividends. The market value of infrastructure companies may decline in value in times of higher inflation rates. The prices that an infrastructure company is able to charge users of its assets may not be linked to inflation. In this case, changes in the rate of inflation may affect the forecast profitability of the infrastructure company.
Developing Industries Risk. Some infrastructure companies are focused on developing new technologies and are strongly influenced by technological changes. Product development efforts by such companies may not result in viable commercial products. These companies may bear high research and development costs, which can limit their ability to maintain operations during periods of organizational growth or instability. Some infrastructure companies in which the Fund invests may be in the early stages of operations and may have limited operating histories and smaller market capitalizations on average than companies in other sectors. As a result of these and other factors, the value of investments in such issuers may be considerably more volatile than that in more established segments of the economy.
Risks of Investing in Pipelines. Pipeline companies are subject to the demand for natural gas, natural gas liquids, crude oil or refined products in the markets they serve, changes in the availability of products for gathering, transportation, processing or sale due to natural declines in reserves and production in the supply areas serviced by the companies’ facilities, sharp decreases in crude oil or natural gas prices that cause producers to curtail production or reduce capital spending for exploration activities, and environmental regulation and related cost-intensive integrity management and testing programs. Demand for gasoline, which accounts for a substantial portion of refined product transportation, depends on price, prevailing economic conditions in the markets served, and demographic and seasonal factors.
Companies that own interstate pipelines that transport natural gas, natural gas liquids, crude oil or refined petroleum products are subject to regulation by the Federal Energy Regulation Commission (“FERC”) with respect to the tariff rates they may charge for transportation services. An adverse determination by FERC with respect to the tariff rates of such a company could have a material adverse effect on its business, financial condition, results of operations and cash flows and its ability to pay cash distributions or dividends. In addition, FERC has a tax allowance policy, which permits such companies to include in their cost of service an income tax allowance to the extent that their owners have an actual or potential tax liability on the income generated by them.
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Additional Information Regarding the Fund (Unaudited) (continued)
December 31, 2020

The ability of interstate pipelines held in tax-pass-through entities such as MLPs to include an allowance for income taxes as a cost-of-service element in their regulated rates has been subject to extensive litigation before the FERC and the courts for a number of years. It has been FERC’s policy to permit pipelines to include in cost-of-service a tax allowance to reflect actual or potential income tax liability on their public utility income attributable to all partnership or limited liability company interests, if the ultimate owner of the interest has an actual or potential income tax liability on such income. Whether a pipeline’s owners have such actual or potential income tax liability has been reviewed by the FERC on a case-by-case basis.
In March 2018, FERC issued a revised policy statement on treatment of income taxes, which announced that it will no longer allow MLPs to recover income tax allowances from their expense calculations. The revised policy statement only applies to MLPs with regulated cost-of-service tariffs, but FERC indicated that it will address income tax allowances for non-MLP partnerships in subsequent proceedings. As a result, FERC-regulated cost-of-service pipelines may need to adjust their prices downwards to prevent over-earning their “just and reasonable” return on equity. This may adversely impact the maximum tariff rates that such companies are permitted to charge for their transportation services, which would in turn adversely affect such companies’ financial condition and ability to pay distributions or dividends to their equity holders. Natural gas pipelines have been directed to review their rates by the end of 2018, while oil pipelines will face a review of their pricing in 2020. The revised policy statement is subject to rehearing at FERC and will likely be the subject of subsequent appellate court review.
Further, intrastate pipelines are subject to regulation in many states, which, while less comprehensive than FERC regulation, makes intrastate pipeline tariffs subject to protest and complaint and may adversely affect such intrastate pipelines’ financial condition, cash flows and ability to pay distributions or dividends.
Financing Risk. From time to time, infrastructure companies may encounter difficulties in obtaining financing for construction programs during inflationary periods. Issuers experiencing difficulties in financing construction programs may also experience lower profitability, which can result in reduced income to the Fund.
Other factors that may affect the operations of infrastructure companies include difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, inexperience with and potential losses resulting from a developing deregulatory environment, increased susceptibility to terrorist acts or political actions, and general changes in market sentiment towards infrastructure assets.
Natural Resources Risk. The Fund’s investments in Natural Resources Securities involve risks. The market value of Natural Resources Securities may be affected by numerous factors, including events occurring in nature, inflationary pressures and international politics. Because the Fund invests significantly in Natural Resources Securities, there is the risk that the Fund will perform poorly during a downturn in the natural resource sector. For example, events occurring in nature (such as earthquakes or fires in prime natural resource areas) and political events (such as coups, military confrontations or acts of terrorism) can affect the overall supply of a natural resource and the value of companies involved in such natural resource. Political risks and the other risks to which foreign securities are subject may also affect domestic natural resource companies if they have significant operations or investments in foreign countries. Rising interest rates and general economic conditions may also affect the demand for natural resources.
Sector Focus Risk. To the extent the Fund emphasizes, from time to time, investments in a market segment, the Fund will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation than a fund without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation.
Industries in the materials segment, such as chemicals, construction materials, containers and packaging, metals and mining and paper and forest products, may be significantly affected by the level and volatility of commodity prices, currency rates, import controls and other regulations, labor relations, global competition and resource depletion.
Industries in the industrials segment, such as companies engaged in the production, distribution or service of products or equipment for manufacturing, agriculture, forestry, mining and construction, can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate
72Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.
Additional Information Regarding the Fund (Unaudited) (continued)
December 31, 2020

changes, changes in consumer spending, legislative and governmental regulation and spending, import controls, commodity prices, and worldwide competition.
Industries in the energy segment, such as those engaged in the development, production and distribution of energy resources, can be significantly affected by supply and demand both for their specific product or service and for energy products in general. The price of oil, gas and other consumable fuels, exploration and production spending, government regulation, world events and economic conditions likewise will affect the performance of companies in these industries. Recently, the energy sector has experienced significant volatility as a result of fluctuations in the price of oil and such volatility may continue in the future. To the extent the Fund invests in companies in the oil sector, it may be subject to greater volatility than funds that do not invest in the oil sector.
Small- and Mid-Capitalization Risk. The risk that returns from small- and mid-capitalization stocks may trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-capitalization stocks.
2020 Annual Report73

BROOKFIELD REAL ASSETS INCOME FUND INC.
Dividend Reinvestment Plan (Unaudited)

A Dividend Reinvestment Plan (the “Plan”) is available to shareholders of the Fund pursuant to which they may elect to have all distributions of dividends and capital gains automatically reinvested by American Stock Transfer & Trust Company (the “Plan Agent”) in additional Fund shares. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Fund’s Custodian, as Dividend Disbursing Agent.
The Plan Agent serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gain distribution, payable in cash, if (1) the market price is lower than the net asset value, the participants in the Plan will receive the equivalent in Fund shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution); or if (2) the market price of the shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Fund shares at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting and other costs that the Fund otherwise will be required to incur to raise additional capital. If the net asset value exceeds the market price of the Fund shares on the payment date or the Fund declares a dividend or other distribution payable only in cash (i.e., if the Board of Directors precludes reinvestment in Fund shares for that purpose), the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Fund’s shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue shares under the Plan below net asset value.
Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan by the Fund, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.
There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent’s fees for handling the reinvestment of dividends and distributions are paid by the Fund. There are no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions.
The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.
A brochure describing the Plan is available from the Plan Agent, by calling 1-800-937-5449.
If you wish to participate in the Plan and your shares are held in your name, you may simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan. Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee and are participating in the Plan may not be able to continue participating in the Plan if they transfer their shares to a different brokerage firm, bank or other nominee, since such shareholders may participate only if permitted by the brokerage firm, bank or other nominee to which their shares are transferred.
74Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.
Joint Notice of Privacy Policy (Unaudited)

Brookfield Public Securities Group LLC (“PSG”), on its own behalf and on behalf of the funds managed by PSG and its affiliates, recognizes and appreciates the importance of respecting the privacy of our clients and shareholders. Our relationships are based on integrity and trust and we maintain high standards to safeguard your non-public personal information (“Personal Information”) at all times. This privacy policy (“Policy”) describes the types of Personal Information we collect about you, the steps we take to safeguard that information and the circumstances in which it may be disclosed.
If you hold shares of a Fund through a financial intermediary, such as a broker, investment adviser, bank or trust company, the privacy policy of your financial intermediary will also govern how your Personal Information will be shared with other parties.
WHAT INFORMATION DO WE COLLECT?
We collect the following Personal Information about you:
•	Information we receive from you in applications or other forms, correspondence or conversations, including but not limited to name, address, phone number, social security number, assets, income and date of birth.
•	Information about transactions with us, our affiliates, or others, including but not limited to account number, balance and payment history, parties to transactions, cost basis information, and other financial information.
•	Information we may receive from our due diligence, such as your creditworthiness and your credit history.
WHAT IS OUR PRIVACY POLICY?
We may share your Personal Information with our affiliates in order to provide products or services to you or to support our business needs. We will not disclose your Personal Information to nonaffiliated third parties unless 1) we have received proper consent from you; 2) we are legally permitted to do so; or 3) we reasonably believe, in good faith, that we are legally required to do so. For example, we may disclose your Personal Information with the following in order to assist us with various aspects of conducting our business, to comply with laws or industry regulations, and/or to effect any transaction on your behalf;
•	Unaffiliated service providers (e.g. transfer agents, securities broker-dealers, administrators, investment advisors or other firms that assist us in maintaining and supporting financial products and services provided to you);
•	Government agencies, other regulatory bodies and law enforcement officials (e.g. for reporting suspicious transactions);
•	Other organizations, with your consent or as directed by you; and
•	Other organizations, as permitted or required by law (e.g. for fraud protection)
When we share your Personal Information, the information is made available for limited purposes and under controlled circumstances designed to protect your privacy. We require third parties to comply with our standards for security and confidentiality.
HOW DO WE PROTECT CLIENT INFORMATION?
We restrict access to your Personal Information to those persons who require such information to assist us with providing products or services to you. It is our practice to maintain and monitor physical, electronic, and procedural safeguards that comply with federal standards to guard client nonpublic personal information. We regularly train our employees on privacy and information security and on their obligations to protect client information.
CONTACT INFORMATION
For questions concerning our Privacy Policy, please contact our client services representative at 1-855-777-8001.
2020 Annual Report75

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Corporate Information

Investment Adviser and Administrator
Brookfield Public Securities Group LLC
Brookfield Place
250 Vesey Street, 15th Floor
New York, New York 10281-1023
www.brookfield.com
Please direct your inquiries to:
Investor Relations
Phone: 1-855-777-8001
E-mail: publicsecurities.enquiries@brookfield.com
Sub-Adviser
Schroder Investment Management North America Inc.
875 Third Avenue, 22nd Floor
New York, New York 10022-6225
Transfer Agent
Shareholder inquiries relating to distributions, address changes and shareholder account information should be directed to the Fund’s transfer agent:
American Stock Transfer & Trust Company
6201 15th Avenue
Brooklyn, New York 11219
1-800-937-5449
Fund Accounting Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
Sub-Administrator
U.S. Bancorp Fund Services, LLC
1201 South Alma School Road, Suite 3000
Mesa, Arizona 85210
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, Illinois 60606
Legal Counsel
Paul Hastings LLP
200 Park Avenue
New York, New York 10166
Custodian
U.S. Bank National Association
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212
Filing Administrator
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT are available on the SEC’s website at www.sec.gov.
You may obtain a description of the Fund’s proxy voting policies and procedures, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request by calling 1-855-777-8001, or go to the SEC’s website at www.sec.gov.

Brookfield Public Securities Group LLC
Brookfield Place
250 Vesey Street, 15th Floor
New York, New York 10281-1023
1-855-777-8001
www.brookfield.com

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant had adopted a Code of Ethics for Principal Executive and Principal Financial Officers (the “Code”). There were no amendments to or waivers from the Code during the period covered by this report. A copy of the Registrant’s Code will be provided upon request to any person without charge by contacting Investor Relations at (855) 777-8001 or by writing to Secretary, Brookfield Real Assets Income Fund Inc., Brookfield Place, 250 Vesey Street, 15th Floor, New York, NY 10281-1023.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that Stuart A. McFarland, Edward A. Kuczmarski, Louis P. Salvatore and William H. Wright II, each qualify as audit committee financial experts, as defined in Item 3(b) of Form N-CSR. Messrs. McFarland, Kuczmarski, Salvatore and Wright II are considered “independent” for purposes of Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The aggregate fees billed by the Fund’s independent registered public accounting firm, Deloitte & Touche LLP (“Deloitte”), to the Fund for the Fund’s two most recent fiscal years for professional services rendered for the audit of the Registrant’s annual financial statements and the review of financial statements that are included in the Registrant’s annual and semi-annual reports to shareholders (“Audit Fees”) were $81,500 and $64,000 for the fiscal years ended December 31, 2020 and December 31, 2019, respectively.

(b)	Audit-Related Fees

The aggregate Audit-Related Fees billed by Deloitte to the Registrant in the fiscal years ended December 31, 2020 and December 31, 2019 were $8,500 and $0, respectively, for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Registrant’s financial statements but are not reported as Audit Fees (“Audit-Related Fees”). The Audit-Related Fees listed in this Item 4(b) are related to the issuance of consents by Deloitte with respect to corresponding registration statement filings for the reorganization of the Brookfield Global Listed Infrastructure Fund Inc. into the Fund.

For the Registrant’s two most recent fiscal years, there were no Audit-Related Fees billed by Deloitte for engagements related directly to the operations and financial reporting of the Registrant by a “Fund Service Provider.” A Fund Service Provider is any investment adviser to the Registrant, or any entity that provides ongoing services to the Registrant and is controlling, controlled by or under common control with such investment adviser.

(c)	Tax Fees

For the fiscal years ended December 31, 2020 and December 31, 2019, Deloitte billed the Registrant aggregate fees of $9,800 and $9,600, respectively. Each bill is for professional services rendered for tax compliance, tax advice and tax planning. The nature of the services comprising the Tax Fees was the review of the Registrant’s income tax returns and tax distribution requirements.

For the Fund’s two most recent fiscal years, Tax Fees billed by Deloitte for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Fund were $0 for the fiscal years ended December 31, 2020 and 2019.

The services for which Tax Fees were charged comprise all services performed by professional staff in Deloitte’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

There were no other fees billed by Deloitte to the Fund for all other non-audit services (“Other Fees”) for the fiscal years ended December 31, 2020 and December 31, 2019. During the same period, there were no Other Fees billed by Deloitte for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Fund.

(e) (1) According to policies adopted by the Audit Committee, services provided by Deloitte to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that Deloitte may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by Deloitte to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval.

(e) (2) None.

(f) Not applicable.

(g) The aggregate fees billed by Deloitte for the fiscal years ended December 31, 2020 and December 31, 2019, for non-audit services rendered to the Fund and Fund Service Providers were $167,300 and $154,600, respectively. For the fiscal years ended December 31, 2020 and December 31, 2019, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $149,000 and $145,000, respectively, in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds, including fees billed by Deloitte to Brookfield Public Securities Group LLC that were associated with Deloitte’s SSAE 16 Review (formerly, SAS No. 70).

(h) The Fund’s Audit Committee has considered whether the provision of non-audit services by registrant’s independent registered public accounting firm to the registrant’s investment advisor, and any entity controlling, controlled, or under common control with the investment advisor that provided ongoing services to the registrant that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the registrant) was compatible with maintaining the independence of the independent registered public accounting firm.

Item 5. Audit Committee of Listed Registrant.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Registrant’s Audit Committee members include Stuart A. McFarland, Edward A. Kuczmarski, Louis P. Salvatore, Heather S. Goldman and William H. Wright II.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Portfolio Proxy Voting Policies and Procedures (the “Policies and Procedures”) set forth the proxy voting policies, procedures and guidelines to be followed by Brookfield Public Securities Group LLC and its subsidiaries and affiliates (collectively, “PSG”) in voting portfolio proxies relating to securities that are held in the portfolios of the investment companies or other clients (“Clients”) for which PSG has been delegated such proxy voting authority.

A. Proxy Voting Committee

PSG’s internal proxy voting committee (the “Committee”) is responsible for overseeing the proxy voting process and ensuring that PSG meets its regulatory and corporate governance obligations in voting of portfolio proxies.

The Committee shall oversee the proxy voting agent’s compliance with these Policies and Procedures, including any deviations by the proxy voting agent from the proxy voting guidelines (“Guidelines”).

B. Administration and Voting of Portfolio Proxies

1. Fiduciary Duty and Objective

As an investment adviser that has been granted the authority to vote on portfolio proxies, PSG owes a fiduciary duty to its Clients to monitor corporate events and to vote portfolio proxies consistent with the best interests of its Clients. In this regard, PSG seeks to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, PSG generally votes portfolio proxies in a uniform manner for its Clients and in accordance with these Policies and Procedures and the Guidelines.

In meeting its fiduciary duty, PSG generally view proxy voting as a way to enhance the value of the company’s stock held by the Clients. Similarly, when voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, PSG’s primary consideration is the economic interests of its Clients.

2. Proxy Voting Agent

PSG may retain an independent third party proxy voting agent to assist PSG in its proxy voting responsibilities in accordance with these Policies and Procedures and in particular, with the Guidelines. As discussed above, the Committee is responsible for monitoring the proxy voting agent.

In general, PSG may consider the proxy voting agent’s research and analysis as part of PSG’s own review of a proxy proposal in which the Guidelines recommend that the vote be considered on a case-by-case basis. PSG bears ultimate responsibility for how portfolio proxies are voted. Unless instructed otherwise by PSG, the proxy voting agent, when retained, will vote each portfolio proxy in accordance with the Guidelines. The proxy voting agent also will assist PSG in maintaining records of PSG’s portfolio proxy votes, including the appropriate records necessary for registered investment companies to meet their regulatory obligations regarding the annual filing of proxy voting records on Form N-PX with the Securities and Exchange Commission (“SEC”).

3. Material Conflicts of Interest

PSG votes portfolio proxies without regard to any other business relationship between PSG and the company to which the portfolio proxy relates. To this end, PSG must identify material conflicts of interest that may arise between a Client and PSG, such as the following relationships:

●

PSG provides significant investment advisory or other services to a portfolio company or its affiliates (the “Company”) whose management is soliciting proxies or PSG is seeking to provide such services;

●	PSG serves as an investment adviser to the pension or other investment account of the Company or PSG is seeking to serve in that capacity; or
●	PSG and the Company have a lending or other financial-related relationship.

In each of these situations, voting against the Company management’s recommendation may cause PSG a loss of revenue or other benefit.

PSG generally seeks to avoid such material conflicts of interest by maintaining separate investment decision-making and proxy voting decision-making processes. To further minimize possible conflicts of interest, PSG and the Committee employ the following procedures, as long as PSG determines that the course of action is consistent with the best interests of the Clients:

●

If the proposal that gives rise to a material conflict is specifically addressed in the Guidelines, PSG will vote the portfolio proxy in accordance with the Guidelines, provided that the Guidelines do not provide discretion to PSG on how to vote on the matter (i.e., case-by-case); or

●

If the previous procedure does not provide an appropriate voting recommendation, PSG may retain an independent fiduciary for advice on how to vote the proposal or the Committee may direct PSG to abstain from voting because voting on the particular proposal is impracticable and/or is outweighed by the cost of voting.

4. Certain Foreign Securities

Portfolio proxies relating to foreign securities held by Clients are subject to these Policies and Procedures. In certain foreign jurisdictions, however, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting. The costs of voting proxies with respect to shares of foreign companies include the potentially serious portfolio management consequences of reduced flexibility to sell the shares at the most advantageous time for the Fund. As a result, such proxies generally will not be voted in the absence of an unusual, significant vote of compelling economic importance. In determining whether to vote proxies under these circumstances, PSG, in consultation with the Committee, considers whether the costs of voting proxies with respect to such shares of foreign companies generally outweigh any benefits that may be achieved by voting such proxies.

C. Fund Board Reporting and Recordkeeping

PSG will prepare periodic reports for submission to the Boards of Directors/Trustees of its affiliated funds (the “Funds”) describing:

●

any issues arising under these Policies and Procedures since the last report to the Funds’ Boards of Directors/Trustees and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the Policies and Procedures; and

●

any proxy votes taken by PSG on behalf of the Funds since the last report to such Funds’ Boards of Directors/Trustees that deviated from these Policies and Procedures, with reasons for any such deviations.

In addition, no less frequently than annually, PSG will provide the Boards of Directors/Trustees of the Funds with a written report of any recommended changes based upon PSG’s experience under these Policies and Procedures, evolving industry practices and developments in the applicable laws or regulations.

PSG will maintain all records that are required under, and in accordance with, all applicable regulations, including the Investment Company Act of 1940, as amended, and the Investment Advisers Act of 1940, which include, but not limited to:

●	these Policies and Procedures, as amended from time to time;
●	records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX, as applicable;
●	records of written client requests for proxy voting information and any written responses of PSG to such requests; and

●	any written materials prepared by PSG that were material to making a decision in how to vote, or that memorialized the basis for the decision.

D. Amendments to these Procedures

The Committee shall periodically review and update these Policies and Procedures as necessary. Any amendments to these Procedures and Policies (including the Guidelines) shall be provided to the Board of Directors of PSG and to the Boards of Directors/Trustees of the Funds for review and approval.

E. Proxy Voting Guidelines

Guidelines are available upon request.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Investment Team – Portfolio Managers

Adviser

Larry Antonatos – Managing Director, Portfolio Manager

Larry Antonatos has 28 years of industry experience and is a Portfolio Manager for the Public Securities Group’s Real Asset Solutions team. In this role he oversees the portfolio construction process, including execution of asset allocation. Larry joined the firm in 2011 as Product Manager for the firm’s equity investment strategies. Prior to joining Brookfield, he was a portfolio manager for a U.S. REIT strategy for 10 years. He also has investment experience with direct property, CMBS, and mortgage loans. Larry earned a Master of Business Administration degree from the Wharton School of the University of Pennsylvania and a Bachelor of Engineering degree from Vanderbilt University.

Gaal Surugeon, CFA – Director, Portfolio Manager

Gaal Surugeon has 11 years of industry experience and is a Director for Brookfield’s Real Asset Solutions team. He is responsible for portfolio construction and asset allocation for the firm’s diversified real asset portfolios. Prior to joining the firm in 2019, Gaal was an Executive Director at Oppenheimer Asset Management where he served as manager of the firm’s multi-asset portfolios and director of asset allocation and research. Prior to that, he was an Associate Economist at Decision Economics, Inc. Gaal holds the Chartered Financial Analyst designation and is a member of the CFA Society Chicago. He earned a Bachelor of Arts in Economics from the University of Michigan – Ann Arbor.

Chris Janus – Director, Portfolio Manager

Chris Janus has 13 years of industry experience and is a Director on Brookfield’s Corporate Credit team. He is responsible for covering Real Estate via corporate bonds, bank loans and CMBS (Commercial Mortgage Backed Securities). Previously, he was a Director on Brookfield’s Structured Products team focused on CMBS, CRE CLOs (Commercial Real Estate Collateralized Loan Obligations) and direct lending. Prior to joining the firm in 2009, Chris began his career at SunTrust Robinson Humphrey within the Real Estate Investment Banking group. Chris earned a Bachelor of Science degree in Mechanical Engineering from Miami University.

Dana Erikson, CFA – Managing Director, Portfolio Manager

Dana Erikson is a Managing Director, Portfolio Manager and Head of the Global Credit team for Brookfield’s Public Securities Group. In this role, he oversees and contributes to the portfolio construction process, including execution of buy/sell decisions. Prior to joining Brookfield in 2006, Mr. Erikson was with Evergreen Investments or one of its predecessor firms since 1996 where he held a number of positions, including Senior Portfolio Manager, Head of the High Yield team and Head of High Yield Research. Mr. Erikson holds the Chartered Financial Analyst designation and is a member of the CFA Society Boston, Inc. He earned a Master of Business Administration (with Honors) from Northeastern University and a Bachelor of Arts in Business Economics from Brown University.

Dan Parker, CFA – Managing Director, Portfolio Manager

Daniel Parker is a Managing Director and Portfolio Manager for the Global Credit team in Brookfield’s Public Securities Group. In this role, he oversees and contributes to the portfolio construction process, including execution of buy/sell decisions. Mr. Parker joined Brookfield in 2006 and since then has held a number of roles across the Public Securities Group. Prior to Brookfield, Mr. Parker was a credit analyst at Standard & Poor’s Rating Services. Mr. Parker started his career in international trade finance at Export Development Canada. Mr. Parker earned an Honors Bachelor of Commerce from Lakehead University and holds the Chartered Financial Analyst designation. He is a member of the CFA Society of Chicago.

Sub-Advisers

Schroder Investment Management North America Inc.

Michelle Russell-Dowe – Head of Securitized Credit

Michelle Russell-Dowe is the Head of Securitized Credit at Schroders; she is responsible for managing the Securitized Credit Team and the securitized credit portfolio strategies. She joined Schroders in 2016 and is based in New York. Michelle was the Head of Securitized Products at Brookfield Investment Management (previously Hyperion Capital Management) from 1999 to 2016, she was responsible for managing the Securitized Products Investment team. She was the Lead Portfolio Manager responsible for the Securitized Investment Strategies. She was a Vice President at Duff & Phelps Credit Rating Co from 1994 to 1999, where she was responsible for rating securities including residential mortgage-backed securities and asset-backed securities. Previously, Ms. Russell-Dowe has been a Co-Head of the Investor Committee of the American Securitization Forum (ASF). Ms. Russell-Dowe earned a Bachelor of Arts degree in Economics from Princeton University and a master of Business Administration degree from the Columbia Business School at Columbia University, where she graduated as valedictorian.

Jeffrey Williams, CFA – Portfolio Manager

Jeffrey Williams is a Senior Portfolio Manager at Schroders. His focus is on CMBS, commercial real estate loans and related assets, and he acts as the product champion for these assets. He joined Schroders in 2016 and is based in New York. Jeffrey was a Portfolio Manager at Brookfield Investment Management, Inc from 2012 to 2016, which involved managing CMBS, mezzanine loans, b-notes, etc. He was a Portfolio Manager at Wesley Capital Management, LLC from 2008 to 2012, which involved managing and trading CMBS and other CRE debt securities for a hedge fund. He was a Portfolio Manager at Capital Trust, Inc from 2006 to 2008, which involved managing a portfolio of CMBS, CDO’s and REIT bonds. He was a Portfolio Manager at Equitable Real Estate, Lend Lease, GMAC from 1988 to 2006, which involved originating commercial mortgage loans and managing CMBS. Mr. Williams earned a Bachelor of Arts degree in Finance from the University of South Florida and a master of Business Administration degree in Finance from Georgia State University.

Anthony Breaks, CFA – Portfolio Manager

Anthony Breaks is a Senior Portfolio Manager at Schroders, with a focus on RMBS, ABS and CLOs. He joined Schroders in 2016 and is based in New York. Anthony was a Managing Director at Brookfield Investment Management from 2005 to 2016, managing structured credit portfolios. In 2006 Mr. Breaks launched a $300 million structured credit ABCP program. In the 4th quarter of 2007 the program retired all of its ABCP and debt at par in a successful refunding. He was a Director at Imagine Reinsurance, a subsidiary of Brookfield from 2002 to 2005, focused on structured credit investments and structured reinsurance transactions. He was a Director at Liberty Hampshire from 2000 to 2002, involved in analysis and issuance of structured securities. He was an Analyst at Merrill Lynch from 1998 to 2000, involved in CLO structuring and securities analysis. Mr. Breaks earned a Bachelor of Science degree in Electrical Engineering from Massachusetts Institute of Technology.

Oaktree Capital Management L.P.

Justin Guichard – Managing Director and Co-Portfolio Manager

Justin Guichard joined Oaktree in 2007. He is a managing director and co-portfolio manager for Oaktree’s Real Estate Debt and Structured Credit strategies. In addition to his strategy management responsibilities, Mr. Guichard is responsible for investing capital for Oaktree’s Real Estate Debt, Real Estate Income, Real Estate Opportunities, Structured Credit and Global Credit strategies. Prior to Oaktree, he worked for Barrow Street Capital which, he joined in 2005. Mr. Guichard began his career in Merrill Lynch & Co.’s Real Estate Investment Banking group. He received a B.A. degree from University of California, Los Angeles, where he was an Alumni Scholar, and an M.B.A. from MIT’s Sloan School of Management.

Management of Other Accounts

Adviser

Mr. Antonatos manages other investment companies and/or investment vehicles and accounts in addition to the Registrant. The tables below show the number of other accounts managed by Mr. Antonatos as of December 31, 2020 and the total assets in each of the following categories: (a) registered investment companies; (b) other pooled investment vehicles; and (c) other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed as of December 31, 2020	Total Assets in USD Millions as of December 31, 2020	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets in USD Millions with Advisory Fee Based on Performance
Larry Antonatos	Registered Investment Company	3	$ 414.9	—	$ —
	Other Pooled Investment Vehicles	7	$ 1,035.4	1	$ 37.2
	Other Accounts	1	$ 164.8	—	—

Mr. Surugeon manages other investment companies and/or investment vehicles and accounts in addition to the Registrant. The tables below show the number of other accounts managed by Mr. Surugeon as of December 31, 2020 and the total assets in each of the following categories: (a) registered investment companies; (b) other pooled investment vehicles; and (c) other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed as of December 31, 2020	Total Assets in USD Millions as of December 31, 2020	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets in USD Millions with Advisory Fee Based on Performance
Gaal Surugeon, CFA	Registered Investment Company	Registered Investment Company	3	$ 414.9	—
	Other Pooled Investment Vehicles	Other Pooled Investment Vehicles	7	$1,035.4	1
	Other Accounts	Other Accounts	1	$ 164.8	—

Mr. Janus manages other investment companies and/or investment vehicles and accounts in addition to the Registrant. The tables below show the number of other accounts managed by Mr. Janus as of December 31, 2020 and the total assets in each of the following categories: (a) registered investment companies; (b) other pooled investment vehicles; and (c) other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed as of December 31, 2020	Total Assets in USD Millions as of December 31, 2020	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets in USD Millions with Advisory Fee Based on Performance
Chris Janus	Registered Investment Company	—	$ —	—	$ —
	Other Pooled Investment Vehicles	—	—	—	—
	Other Accounts	10	$9.0	—	—

Mr. Erikson manages other investment companies and/or investment vehicles and accounts in addition to the Registrant. The tables below show the number of other accounts managed by Mr. Erikson as of December 31, 2020 and the total assets in each of the following categories: (a) registered investment companies; (b) other pooled investment vehicles; and (c) other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed as of December 31, 2020	Total Assets in USD Millions as of December 31, 2020	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets in USD Millions with Advisory Fee Based on Performance
Dana Erikson, CFA	Registered Investment Company	2	$ 47.9	—	$ —
	Other Pooled Investment Vehicles	8	90.8	2	$ 33.3
	Other Accounts	8	474.6	1	$ 31.9

Mr. Parker manages other investment companies and/or investment vehicles and accounts in addition to the Registrant. The tables below show the number of other accounts managed by Mr. Parker as of December 31, 2020 and the total assets in each of the following categories: (a) registered investment companies; (b) other pooled investment vehicles; and (c) other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed as of December 31, 2020	Total Assets in USD Millions as of December 31, 2020	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets in USD Millions with Advisory Fee Based on Performance
Dan Parker, CFA	Registered Investment Company	2	$ 47.9	—	$ —
	Other Pooled Investment Vehicles	8	90.8	2	$ 33.3
	Other Accounts	8	474.6	1	$ 31.9

Sub-Advisers

Schroder Investment Management North America Inc.

Ms. Russell-Dowe manages other investment companies and/or investment vehicles and accounts in addition to the Registrant. The tables below show the number of other accounts managed by Ms. Russell-Dowe as of December 31, 2020 and the total assets in each of the following categories: (a) registered investment companies; (b) other pooled investment vehicles; and (c) other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed as of December 31, 2020	Total Assets in USD Millions as of December 31, 2020	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets in USD Millions with Advisory Fee Based on Performance
Michelle Russell-Dowe	Registered Investment Company	6	$ 1,566.5	—	$ —
	Other Pooled Investment Vehicles	16	$ 6,621.1	1	$ 38.5
	Other Accounts	15	$ 3,395.2	1	$ 650.3

Mr. Williams manages other investment companies and/or investment vehicles and accounts in addition to the Registrant. The tables below show the number of other accounts managed by Mr. Williams as of December 31, 2020 and the total assets in each of the following categories: (a) registered investment companies; (b) other pooled investment vehicles; and (c) other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed as of December 31, 2020	Total Assets in USD Millions as of December 31, 2020	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets in USD Millions with Advisory Fee Based on Performance
Jeffrey Williams, CFA	Registered Investment Company	—	$—	—	$ —
	Other Pooled Investment Vehicles	16	$ 6,621.1	1	$ 38.5
	Other Accounts	15	$ 3,395.2	1	$ 650.3

Mr. Breaks manages other investment companies and/or investment vehicles and accounts in addition to the Registrant. The tables below show the number of other accounts managed by Mr. Breaks as of December 31, 2020 and the total assets in each of the following categories: (a) registered investment companies; (b) other pooled investment vehicles; and (c) other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed as of December 31, 2020	Total Assets in USD Millions as of December 31, 2020	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets in USD Millions with Advisory Fee Based on Performance
Anthony Breaks, CFA	Registered Investment Company	2	$ 123.4	—	$ —
	Other Pooled Investment Vehicles	16	$ 6,621.1	1	$ 38.5
	Other Accounts	15	$ 3,395.2	1	$ 650.3

Oaktree Capital Management L.P.

Mr. Guichard manages other investment companies and/or investment vehicles and accounts in addition to the Registrant. The tables below show the number of other accounts managed by Mr. Guichard as of December 31, 2020 and the total assets in each of the following categories: (a) registered investment companies; (b) other pooled investment vehicles; and (c) other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed as of December 31, 2020	Total Assets in USD Millions as of December 31, 2020	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets in USD Millions with Advisory Fee Based on Performance
Justin Guichard	Registered Investment Company	—	$—	—	$ —
	Other Pooled Investment Vehicles	4	$ 2,441.9	3	$ 2,332.1
	Other Accounts	7	$ 1,664.8	4	$ 697.5

Share Ownership

The following table indicates the dollar range of securities of the Registrant owned by the Registrant’s portfolio managers as December 31, 2020.

Adviser

Dollar Range of Securities Owned

Larry Antonatos	None
Gaal Surugeon, CFA	None
Chris Janus	None
Dana Erikson, CFA	Over $100,000
Dan Parker, CFA	None

Sub-Advisers

Schroder Investment Management North America Inc

Dollar Range of Securities Owned

Michelle Russell-Dowe	None
Jeffrey Williams, CFA	None
Anthony Breaks, CFA	None

Oaktree Capital Management L.P.

Dollar Range of Securities Owned

Justin Guichard	None

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when the Portfolio Managers also have day-to-day management responsibilities with respect to one or more other accounts. The Fund’s investment adviser, Brookfield Public Securities Group LLC (the “Adviser”), has adopted policies and procedures that are reasonably designed to identify and minimize the effects of these potential conflicts, however, there can be no guarantee that these policies and procedures will be effective in detecting potential conflicts, or in eliminating the effects of any such conflicts. These potential conflicts include:

Allocation of Limited Time and Attention.    As indicated in the tables above, the Portfolio Managers manage multiple accounts. As a result, the Portfolio Managers will not be able to devote all of their time to management of the Fund. The Portfolio Managers, therefore, may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he were to devote all of his attention to the management of only the Fund.

Allocation of Limited Investment Opportunities.    As indicated above, the Portfolio Managers manage accounts with investment strategies and/or policies that are similar to the Fund. If the Portfolio Managers identify an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among these accounts or other accounts managed primarily by other Portfolio Managers of the Adviser and its affiliates. In addition, in the event a Portfolio Manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions.

Pursuit of Differing Strategies.    At times, a Portfolio Manager may determine that an investment opportunity may be appropriate for only some of the accounts for which the Portfolio Manager exercises investment responsibility, or may decide that certain of these funds or accounts should take differing positions with respect to a particular security. In these cases, the Portfolio Manager may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts. For example, the sale of a long position or establishment of a short position by an account may impair the price of the same security sold short by (and therefore benefit) the Adviser, its affiliates, or other accounts, and the purchase of a security or covering of a short position in a security by an account may increase the price of the same security held by (and therefore benefit) the Adviser, its affiliates, or other accounts.

Selection of Broker/Dealers.    A Portfolio Manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Fund or accounts that he supervises. In addition to providing execution of trades, some brokers and dealers provide portfolio managers with brokerage and research services which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts of the Adviser and its affiliates than to others. Although the payment of brokerage commissions is subject to the requirement that the Adviser determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund, a Portfolio Manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds or other accounts that the Adviser and its affiliates manage. In addition, with respect to certain types of accounts (such as pooled investment vehicles and other accounts managed for organizations and individuals) the Adviser may be limited by the client concerning the selection of brokers or may be instructed to direct trades to particular brokers. In these cases, the Adviser or its affiliates may place separate, non-simultaneous transactions in the same security for the Fund and another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Variation in Compensation.    A conflict of interest may arise where the financial or other benefits available to a Portfolio Manager differ among the accounts that he manages. If the structure of the Adviser’s management fee or the Portfolio Manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the Portfolio Managers may be motivated to favor certain accounts over others. The Portfolio Managers also may be motivated to favor accounts in which they have investment interests, or in which the Adviser or its affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager’s performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if a Portfolio Manager manages accounts which have performance fee arrangements, certain portions of his/her compensation will depend on the achievement of performance milestones on those accounts. The Portfolio Manager could be incented to afford preferential treatment to those accounts and thereby be subject to a potential conflict of interest.

The Adviser and the Fund have adopted compliance policies and procedures that are reasonably designed to address the various conflicts of interest that may arise for the Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

Portfolio Manager Compensation

The Portfolio Managers are compensated based on the scale and complexity of their portfolio responsibilities, the total return performance of funds and accounts managed by the Portfolio Manager on an absolute basis and when compared to appropriate peer groups of similar size and strategy, as well as the management skills displayed in managing their portfolio teams and the teamwork displayed in working with other members of the firm. Since the Portfolio Managers are responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis almost equally weighted among performance, management and teamwork. Base compensation for the Portfolio Managers varies in line with a Portfolio Manager’s seniority and position. The compensation of Portfolio Managers with other job responsibilities (such as acting as an executive officer of their firm or supervising various departments) includes consideration of the scope of such responsibilities and the Portfolio Manager’s performance in meeting them. The Adviser seeks to compensate Portfolio Managers commensurate with their responsibilities and performance, and in a manner that is competitive with other firms within the investment management industry. Salaries, bonuses and stock-based compensation in the industry also are influenced by the operating performance of their respective firms and their parent companies. While the salaries of the Portfolio Managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year. Bonuses are determined on a discretionary basis by the senior executives of the firm and measured by individual and team-oriented performance guidelines. Awards under the Long Term Incentive Plan (LTIP) are approved annually and there is a rolling vesting schedule to aid in retention of key people. A key component of this program is achievement of client objectives in order to properly align interests with our clients. Further, the incentive compensation of all investment personnel who work on each strategy is directly tied to the relative performance of the strategy and its clients.

The compensation structure of the Portfolio Managers and other investment professionals has four primary components:

•	A base salary;
•	An annual cash bonus;
•	If applicable, long-term compensation consisting of restricted stock or stock options of the Adviser’s ultimate parent company, Brookfield Asset Management Inc.; and
•	If applicable, long-term compensation consisting generally of restricted share units tied to the performance of funds managed by the Adviser.

The Portfolio Managers also receive certain retirement, insurance and other benefits that are broadly available to all employees. Compensation of the Portfolio Managers is reviewed on an annual basis by senior management.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period*	(a) TOTAL NUMBER OF SHARES (OR UNITS) PURCHASED	(b) AVERAGE PRICE PAID PER SHARE (OR UNIT)	(c) TOTAL NUMBER OF SHARES (OR UNITS) PURCHASED AS PART OF PUBLICLY ANNOUNCED PLANS OR PROGRAMS	(d)* MAXIMUM NUMBER (OR APPROXIMATE DOLLAR VALUE) OF SHARES (OR UNITS) THAT MAY YET BE PURCHASED UNDER THE PLANS OR PROGRAMS
DECEMBER 1-31, 2019	0	$0.000	0	3,646,706
JANUARY 1-31, 2020	0	0.000	0	3,646,706
FEBRUARY 1-29, 2020	0	0.000	0	3,646,706
MARCH 1-31, 2020**	0	0.000	0	4,489,253
APRIL 1-30, 2020	0	0.000	0	4,489,253
MAY 1-31, 2020	637,995	15.945	637,995	4,425,454
JUNE 1-30, 2020	183,596	16.518	183,596	4,407,094
JULY 1-31, 2020	5,533	16.983	5,533	4,406,541
AUGUST 1-31, 2020	108,304	16.966	108,304	4,395,711
SEPTEMBER 1-30, 2020	66,792	17.074	66,792	4,389,031
OCTOBER 1-31, 2020	0	0.000	0	4,389,031
NOVEMBER 1-30, 2020	0	0.000	0	4,389,031
DECEMBER 1-31, 2020	0	0.000	0	4,389,031
TOTAL	1,002,220

*

The Board has approved a share repurchase plan. Under the current share repurchase plan, the Fund may purchase in the open market up to 10% of its outstanding common shares. The current share repurchase plan will remain in effect until December 5, 2021. The amount and timing of the repurchases will be at the discretion of the Fund’s management, subject to market conditions and investment considerations. The first repurchases under the share repurchase plan were initiated on May 8, 2020. All shares repurchased have been returned to the status of authorized but unissued shares.

**	The total number of shares issued in the Reorganization was 8,425,476. Please refer to Notes 1 and 9 of the Notes to Financial Statements for additional information regarding the Reorganization.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which stockholders may recommend nominees to the Registrant’s Board of Directors that were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by 22(b)(16)) of Schedule 14A (17 CFR 240.14a- 101), or this Item 10.

Item 11. Controls and Procedures.

(a)          The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s Disclosure Controls and Procedures are effective, based on their evaluation of such Disclosure Controls and Procedures as of a date within 90 days of the filing of this report on Form N-CSR.

(b)          As of the date of filing this Form N-CSR, the Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected or is reasonably likely to materially affect the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1)	None.

(2)	A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

(3)	Not applicable.

(b)	A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

(4)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BROOKFIELD REAL ASSETS INCOME FUND INC.

By:	/s/ Brian F. Hurley
Brian F. Hurley
President and Principal Executive Officer

Date: March 10, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Brian F. Hurley
Brian F. Hurley
President and Principal Executive Officer

Date: March 10, 2021

By:	/s/ Casey P. Tushaus
Casey P. Tushaus
Treasurer and Principal Financial Officer

Date: March 10, 2021